UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Michael W. Kremenak

Secretary and Chief Legal Officer

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-4198

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1.	Report to Stockholders

THRIVENT MUTUAL FUNDS

DECEMBER 31, 2016

THRIVENT GROWTH AND INCOME PLUS FUND
THRIVENT DIVERSIFIED INCOME PLUS FUND
ANNUAL REPORT

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Dear Shareholder:

In the past, my letters have often focused on the performance and rankings of our Funds, but this time I thought it would be a good opportunity to give a more personal perspective on the work we do here at Thrivent Asset Management in managing the assets you have entrusted to us. That is not to say that I do not continue to be proud of the performance of our Funds. Our investment team of more than 100 investment professionals continues to work tirelessly to help you be wise with money and achieve your investment goals. I encourage you to take the time to read this annual report, including the discussion of the performance of each of the Funds by the individual portfolio managers.

Mentioning the hard work of our investment team brings to mind a phrase from “The Thrivent Way,” which is Thrivent Financial’s statement of our mission and of who we are as an organization. Every person in our organization is aligned around the principles embodied in The Thrivent Way, which permeates the work we do every day. You can find the full text of The Thrivent Way on Thrivent’s website at Thrivent.com/about-us/what-makes-us-different. The last line of The Thrivent Way states that we will “live balanced and generous lives.” I’ll admit that the first time I read a draft of that statement I thought to myself, “Do people really want an investment manager who leads a balanced life? Or would they rather have a manager who lives a painfully unbalanced life in single-minded pursuit of investment returns?”

I am happy to say that in my experience, our investment professionals do as well as anyone in our organization at living The Thrivent Way, including leading balanced and generous lives. And I think that you, our shareholders, may be better off because of it. At Thrivent, we don’t seek to make a quick buck by doing a lot of short-term trading. We are investors, not traders. If there’s one characteristic that defines our investment approach, I would say it is that we take a long-term view of the markets and of our performance. As an organization that’s been around for more than 100 years, the concept of taking a long-term approach is ingrained in our DNA.

A second characteristic of our investment approach is that we are disciplined. We won’t stray from the investment objectives of the products you invest in. You can count on us to manage your money the way we said we would. People who live balanced and generous lives are, in my opinion, better suited to take such a long-term, disciplined view and less likely to sacrifice long-term results or style consistency for short-term gains. And I believe that our approach has contributed to our investment results.

But living balanced and generous lives doesn’t mean we don’t work hard. Quite the opposite. I’ve worked with numerous money management firms over the course of my career and have never met investment professionals who were more diligent and dedicated than our team at Thrivent. That reminds me of a personal anecdote, if you’ll indulge me. Last summer I was driving home from work one day and the famous Harry Chapin song Cat’s in the Cradle came on. I heard a verse that made me think of my two boys:

My son turned 10 just the other day.

He said, “Thanks for the ball, Dad, come on let’s play.

Can you teach me to throw?” I said, “Not today,

I got a lot to do.” He said, “That’s OK.’”

Admittedly, I started to tear up a little thinking about how my boys would be grown before I knew it. And I naturally had a feeling come over me, wondering if I, too, sometimes prioritized work over family too often. But then it occurred to me—I had left work a little early that day to coach my son’s baseball practice. And he was, in fact, 10 years old. But this little story made me think about how living The Thrivent Way has helped me lead a balanced life for the benefit of my wife and children.

Living a balanced life also doesn’t mean never staying late at the office, never coming in early, or never working over the weekend. I honestly believe that the best work I’ve done for Thrivent in my nearly 11 years here has been done outside normal working hours, often at my home. It’s the new ideas you may not have the time to consider during the workday that you may wish to ponder on your own time. Or the transaction that just needs some extra effort to get across the finish line. And I believe it’s good for children to see a parent working hard, going to work early, or staying late into the evening from time to time. Being a good steward of God’s gifts means not only being wise with money, but working hard and doing our best to make the most of all of the talents that God has given us as individuals.

In many communications you receive from Thrivent, we will mention that our mission is to help people be wise with money and live generously. It’s not just a motto or a slogan; it’s a description of who we are. I had the privilege of observing some focus groups a couple months ago in which we asked folks about their investment needs, concerns and preferences. In one of the sessions, we asked a group of people who were unfamiliar with Thrivent whether they would be interested in working with an organization that had our investment capabilities and had a mission such as ours. One participant said, “I would love to, but I don’t believe such an organization could exist.” Well, here we are. And the more than 100 investment professionals at Thrivent Asset Management are working hard every day to help you meet your financial goals—and to do our best to see that all of us are able to be wise with money and live balanced and generous lives. That’s The Thrivent Way.

Sincerely,

David S. Royal

President

Thrivent Mutual Funds

Dear Shareholder:

During a historic year that culminated in the election of a new president, the stock market experienced strong performance, spurred by falling unemployment and a rebound in oil prices after a rocky start to the year.

Although the economy was still hampered by softness in the labor market and productivity growth, the Federal Reserve finally demonstrated enough confidence in it to raise interest rates in December by 0.25%, to the 0.50% to 0.75% range. It was the first Fed rate hike since December 2015.

Economic Review

Gross domestic product (GDP), which is the broadest measure of economic output, grew at a seasonally adjusted annual rate of 1.4% in the second quarter and 3.5% in the third quarter, according to the U.S. Commerce Department, although we believe the 3.5% third quarter rate is somewhat misleading. Net trade added 0.8%, but that was driven by a surge in soybean exports due to a drought in South America. In addition, an inventory build-up added 0.6%. Neither development is considered to be sustainable.

Unemployment reached a nine-year low of 4.6% in November, and closed the year at 4.7%, according to the U.S. Department of Labor. The economy has experienced 75 consecutive months of job growth through December, with a total of 2.2 million new nonfarm jobs added in 2016. However, the Labor Force Participation Rate for those in their prime working years (ages 25 to 54) remains at a low level of about 81.5%, which is about 1.5% below the pre-recession level.

After a summer swoon, retail sales were solid to close out the final months of 2016. Year-over-year, retail and food services sales were up 3.8% through November, according to the U.S. Commerce Department.

The other big economic story for 2016 was the improving oil market. After dropping to a low of $26.21 per barrel (West Texas Intermediate crude) on February 11, oil prices rebounded through the remainder of the year. Oil closed the year at $53.72 per barrel—a 45% increase for the year.

Market Review

The S&P 500 Index finished 2016 with a gain of 9.54% for the year, as it moved up from 2,043.94 to 2,238.83. The real annual return for the S&P, including dividends and distributions, was 11.96%. The Nasdaq also had a solid year, finishing 2016 at 5,383.12 after ending 2015 at 5,007.41—an increase of 7.50%.

Leading sectors of the S&P 500 for 2016 included energy, telecommunications and financials, which all gained more than 20% for the year, followed by industrials, materials, utilities, and information technology, all with double-digit gains. The only loser for 2016 was health care, which was down 2.7% for the year after a 4% drop in December. (S&P sector indexes reflect the composite performance of the stocks that comprise each of the 11 industrial sector groupings of the S&P 500 Index.)

International stocks remained sluggish as the tepid economy brought on by the Great Recession still lingered. For the year, the MSCI EAFE Index, which tracks developed markets in Europe, Australasia and the Far East, dropped 1.88%.

In the fixed-income market, higher risk assets continued their multi-year run of exceptional relative performance, with the lowest quality sector of the market, CCC-rated bonds, up nearly 30% on a total return basis. Longer-maturity U.S. Treasury bond prices soared more than 20% early in the year, only to give up those price gains near the end of the year. Interest rates in the U.S. market were among the lowest in history, with market rates on 10-year U.S. Treasuries sinking to a historical low of 1.32% in July. But rates rebounded in the second half, closing the year at 2.45%.

Our Outlook

While a strengthening U.S. dollar will make U.S. exporters less competitive abroad, we believe the U.S. stock market remains the best relative investment opportunity in the world for 2017. Asia continues to be relatively unattractive entering 2017; Europe, including the U.K., retains significant potential, even though it may be less resilient to political and international trade challenges.

In the fixed-income market, we expect interest rates to continue rising modestly. As in 2016, we expect the market will be bumpy in 2017. Thus, we recommend caution in terms of duration, with a preference for shorter-term maturities.

We continue to have modest expectations for the economy in 2017. The consensus estimate for real GDP growth in 2017 is 2.3%, according to Blue Chip Economic Indicators (based on a monthly survey of more than 50 leading economists). Our expectation for growth is slightly lower than the consensus. Although we are not projecting a recession in the near term, we believe the risk of recession in the next 12 months remains elevated.

As always, thank you for the trust you have placed in our entire team of professionals at Thrivent Mutual Funds.

Sincerely,

Russell W. Swansen

Chief Investment Officer

Thrivent Mutual Funds

THRIVENT GROWTH AND INCOME PLUS FUND

Stephen D. Lowe, CFA, John T. Groton, CFA, Mark L. Simenstad, CFA, Noah J. Monsen, CFA, Reginald L. Pfeifer, CFA, Portfolio Co-Managers

Thrivent Growth and Income Plus Fund seeks long-term capital growth and income.

The Fund invests in debt securities and equity securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

How did the Fund perform during the 12-month period ended December 31, 2016?

Thrivent Growth and Income Plus Fund earned a return of 6.29%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds category, of 6.70%. The Fund’s market benchmarks, the MSCI World Index-USD Net Returns, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, returned 7.51%, 1.67% and 14.09%, respectively. The Fund’s fourth market benchmark, the U.S. High Yield Loan Index, was decommissioned by Bloomberg Barclays effective September 30, 2016.

What factors affected the Fund’s performance?

Stock and bond markets turned in solid results in 2016 as the economy accelerated, oil prices rebounded, unemployment fell to a nine-year low, and interest rates and inflation both remained modest. Those conditions proved especially fertile for small-company stocks and high-yield bonds, both of which typically do best when economic conditions are favorable. The Fund raised its allocation to equities to 66% by year-end from 62.7% at the start the year, with all the increase allocated to domestic equities. The remainder of the Fund was invested in fixed-income securities.

Within the equity sleeve, small-cap and mid-cap stocks substantially outperformed large-cap stocks. All three groups posted positive results but lagged benchmark returns. Energy stocks were among the top performers. Real estate investment trusts (REITs), telecommunication services shares and utilities stocks delivered strong absolute and relative performances, while health care and consumer discretionary stocks detracted from returns. International stock holdings posted a modestly negative return, with losses concentrated in the U.K. following its vote to exit the European Union.

In the fixed-income sleeve, alternative investments—a group that included closed-end funds, exchange-traded funds and preferred shares—turned in the best returns, earning about 26% before expenses. Securitized assets—mostly mortgage-backed securities—were the weakest performers but still earned about 4.5% before expenses.

The Fund underperformed its peer group largely by virtue of having a larger allocation to international equities, which dramatically underperformed domestic equities and the fixed-income market. Derivatives, in the form of futures contracts traded on major exchanges, were used in both the equity and fixed-income segments of the Fund. Equity futures were used to tactically adjust exposure to various market segments while minimizing transaction costs. Fixed-income futures were used to adjust duration, or sensitivity to interest rates, within the Fund’s fixed-income sleeve. The Fund had a cash position in excess of 5% of assets at various times due to large inflows that took some time to put to work. Cash levels were below 5% at year-end.

What is your outlook?

We anticipate the U.S. economy will continue to grow at a modest pace in 2017, with interest rates and inflation likely to rise modestly as well. To minimize the negative impact of rising rates on our fixed-income portfolio, we may modestly shorten its duration. Overall, we are cautious on the outlook for fixed income and do not expect returns matching those from 2016.

In the equity markets, concerns about high valuations and the sustainability of corporate profit growth are being compounded by the political uncertainty associated with a new administration in Washington. Still, the administration’s pledges to invest in infrastructure, reduce or improve regulations, and simplify and overhaul the tax code could eventually benefit the economy. That could boost demand for energy, material, industrial and financial stocks. The outlook for international equities is mixed, weighed down by what we expect will be flat-to-negative economic growth in Japan, slow growth in Europe and slowing growth in China—all exacerbated by a strong U.S. dollar.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Average Annual Total Returns1,2

As of December 31, 2016

Class A3	1-Year	5 Years	From Inception 2/29/2008
without sales charge	6.29%	7.87%	3.61%
with sales charge	1.51%	6.88%	3.07%

Class S	1-Year	5 Years	From Inception 2/29/2008
Net Asset Value	6.67%	8.25%	3.98%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.
2	As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge and the reinvestment of all dividends and capital gains, and the effect of compounding. The index results shown do not reflect any sales charges. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly into an index.
3	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
**	The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.
***	The MSCI World Index—USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT DIVERSIFIED INCOME PLUS FUND

Mark L. Simenstad, CFA, Stephen D. Lowe, CFA, John T. Groton, CFA, Noah J. Monsen, CFA, Reginald L. Pfeifer, CFA, Portfolio Co-Managers

Thrivent Diversified Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation.

The Fund invests in debt securities and equity securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, REITs, preferred securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. An ETF is subject to additional fees and expenses, tracking error, and the risks of the underlying investments that it holds. The use of derivatives (such as futures and swaps) involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments.

How did the Fund perform during the 12-month period ended December 31, 2016?

Thrivent Diversified Income Plus Fund earned a return of 6.70%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds category, of 5.26%. The Fund’s market benchmarks, the MSCI World Index-USD Net Returns, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, returned 7.51%, 1.67% and 14.09%, respectively. The Fund’s fourth market benchmark, the U.S. High Yield Loan Index, was decommissioned by Bloomberg Barclays effective September 30, 2016.

What factors affected the Fund’s performance?

Stock and bond markets posted solid returns in 2016 as the economy accelerated, oil prices rebounded, unemployment fell to a nine-year low, and interest rates and inflation both remained modest. Those conditions proved especially fertile for small-company stocks and high-yield bonds, both of which tend to do best when economic conditions are improving.

The Fund allocated about 27% of its portfolio to equities and the remainder to fixed-income securities. Alternative investments, including closed-end funds, exchange-traded funds and preferred shares, turned in the best returns within the fixed-income sleeve, earning about 14% before expenses. High-yield bonds and leveraged loans earned about 11.8% and 10.5%, respectively. Investment-grade corporate bonds were the weakest performers, earning about 3%.

Within the equity sleeve, small-cap and mid-cap stocks substantially outperformed large-cap stocks. All three groups posted positive returns but lagged their respective indexes. Energy stocks were among the top performers. Yield-sensitive real estate investment trusts (REITs), telecommunication services and utilities stocks delivered strong absolute and relative performances, while health care and consumer discretionary stocks detracted from returns. International stocks posted a modestly negative return, with losses concentrated in the U.K. after its vote to exit the European Union.

The Fund outperformed its peer group largely due to the strong performance of its fixed-income sleeve. Fixed-income holdings included an overweighted allocation to “spread” products, including corporate bonds and alternatives, which significantly outperformed Treasuries. Derivatives, in the form of futures contracts traded on major exchanges, were used in both the equity and fixed-income segments of the Fund. Equity futures were used to tactically adjust exposure to various market segments while minimizing transaction costs. Fixed-income futures were used to adjust duration, or sensitivity to interest rates, within the Fund’s fixed-income sleeve.

What is your outlook?

We anticipate the U.S. economy will continue to grow at a modest pace in 2017, with interest rates and inflation likely to rise modestly as well. To minimize the negative impact of rising rates on the Fund’s fixed-income sleeve, we may shorten its overall duration. Overall, we are cautious on the outlook for fixed income and consider it unlikely to deliver gains in 2017 on the order of those we saw in 2016.

In the equity markets, concerns about high valuations and the sustainability of corporate profits are compounded by the political uncertainty associated with a new administration in Washington. Still, the administration’s pledges to invest in infrastructure, reduce or improve regulations, and simplify and overhaul the tax code could eventually benefit the economy. That could boost demand for energy, material, industrial and financial stocks.

The outlook for international equities is mixed, owing largely to what we believe will be flat-to-negative economic growth in Japan, slow growth in Europe, and slowing growth in China—all exacerbated by a strong U.S. dollar.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Average Annual Total Returns1,2

As of December 31, 2016

Class A3	1-Year	5 Years	10 Years
without sales charge	6.70%	6.69%	4.87%
with sales charge	1.90%	5.72%	4.39%

Class S	1-Year	5 Years	10 Years
Net Asset Value	6.91%	6.98%	5.21%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.
2	As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge and the reinvestment of all dividends and capital gains, and the effect of compounding. The index results shown do not reflect any sales charges. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly into an index.
3	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	The MSCI World Index—USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
**	The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
***	The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expenses Paid During Period 7/1/2016- 12/31/2016*	Annualized Expense Ratio
Thrivent Growth and Income Plus Fund
Actual
Class A	$1,000	$1,039	$5.64	1.10%
Class S	$1,000	$1,040	$4.15	0.81%
Hypothetical**
Class A	$1,000	$1,020	$5.58	1.10%
Class S	$1,000	$1,021	$4.11	0.81%
Thrivent Diversified Income Plus Fund
Actual
Class A	$1,000	$1,035	$4.96	0.97%
Class S	$1,000	$1,037	$3.57	0.70%
Hypothetical**
Class A	$1,000	$1,020	$4.92	0.97%
Class S	$1,000	$1,022	$3.55	0.70%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Thrivent Diversified Income Plus Fund and Thrivent Growth and Income Plus Fund:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of investments of Thrivent Diversified Income Plus Fund and Thrivent Growth and Income Plus Fund (constituting part of the Thrivent Mutual Funds) (hereafter referred to as the “Funds”), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, agent banks, transfer agent and brokers provide a reasonable basis for our opinion.

February 20, 2017

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

GROWTH AND INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (11.4%)	Value	% of Net Assets
Basic Materials (0.7%)
	Other Securities^	$532,544	0.7%

	Total	532,544

Capital Goods (0.7%)
	Other Securities^	537,024	0.7%

	Total	537,024

Communications Services (3.2%)
	Other Securities^	2,476,782	3.2%

	Total	2,476,782

Consumer Cyclical (2.1%)
	Other Securities^	1,630,154	2.1%

	Total	1,630,154

Consumer Non-Cyclical (1.7%)
	Valeant Pharmaceuticals International, Inc., Term Loan
$335,069	5.500%, 4/1/2022[a,b,c]	335,133	0.4%
	Other Securities^	979,607	1.3%

	Total	1,314,740

Energy (0.5%)
	Other Securities^	370,976	0.5%

	Total	370,976

Financials (0.7%)
	Other Securities^	565,718	0.7%

	Total	565,718

Technology (1.4%)
	Other Securities^	1,065,338	1.4%

	Total	1,065,338

Transportation (0.2%)
	Other Securities^	159,124	0.2%

	Total	159,124

Utilities (0.2%)
	Other Securities^	181,859	0.2%

	Total	181,859

	Total Bank Loans (cost $8,797,620)	8,834,259

Shares	Common Stock (63.2%)
Consumer Discretionary (10.2%)
1,530	Amazon.com, Inc.[d]	1,147,301	1.5%
870	AutoZone, Inc.[d]	687,117	0.9%
11,028	Comcast Corporation	761,483	1.0%
10,600	Honda Motor Company, Ltd.	309,470	0.4%
12,950	NIKE, Inc.	658,249	0.9%
7,370	Walt Disney Company	768,101	1.0%
	Other Securities^	3,542,982	4.5%

	Total	7,874,703

Consumer Staples (2.9%)
5,240	Philip Morris International, Inc.	479,408	0.6%
4,030	Walgreens Boots Alliance, Inc.	333,523	0.4%
	Other Securities^	1,447,391	1.9%

	Total	2,260,322

Energy (4.1%)
90,291	BP plc	565,535	0.7%
2,900	Concho Resources, Inc.[d]	384,540	0.5%
6,880	Devon Energy Corporation	314,210	0.4%
7,280	Halliburton Company	393,775	0.5%
2,320	Pioneer Natural Resources Company	417,762	0.5%
	Other Securities^	1,130,053	1.5%

	Total	3,205,875

Financials (9.3%)
42,790	Bank of America Corporation	945,659	1.2%
3,670	Goldman Sachs Group, Inc.	878,781	1.1%
14,730	Synchrony Financial	534,257	0.7%
	Other Securities^	4,845,832	6.3%

	Total	7,204,529

Health Care (6.1%)
1,850	Allergan plc[d]	388,518	0.5%
8,330	Bristol-Myers Squibb Company	486,805	0.6%
5,260	Celgene Corporation[d]	608,845	0.8%
8,240	Medtronic plc	586,935	0.8%
11,660	Merck & Company, Inc.	686,424	0.9%
6,218	Novartis AG	452,195	0.6%
	Other Securities^	1,551,205	1.9%

	Total	4,760,927

Industrials (7.1%)
2,040	Acuity Brands, Inc.	470,954	0.6%
4,260	Illinois Tool Works, Inc.	521,680	0.7%
8,730	Jacobs Engineering Group, Inc.[d]	497,610	0.6%
6,060	Union Pacific Corporation	628,301	0.8%
	Other Securities^	3,416,296	4.4%

	Total	5,534,841

Information Technology (9.4%)
720	Alphabet, Inc., Class Ad	570,564	0.7%
381	Alphabet, Inc., Class Cd	294,063	0.4%
7,310	Apple, Inc.	846,644	1.1%
4,780	Facebook, Inc.[d]	549,939	0.7%
8,520	Microsoft Corporation	529,433	0.7%
2,770	Palo Alto Networks, Inc.[d]	346,388	0.5%
12,010	PayPal Holdings, Inc.[d]	474,035	0.6%
4,310	Salesforce.com, Inc.[d]	295,063	0.4%
5,090	Vantiv, Inc.[d]	303,466	0.4%
8,650	Visa, Inc.	674,873	0.9%
11,840	Xilinx, Inc.	714,781	0.9%
	Other Securities^	1,681,864	2.1%

	Total	7,281,113

Materials (2.6%)
17,720	BHP Billiton, Ltd.	317,452	0.4%
	Other Securities^	1,693,799	2.2%

	Total	2,011,251

Real Estate (9.6%)
2,892	Alexandria Real Estate Equities, Inc.	321,388	0.4%
12,380	Duke Realty Corporation	328,813	0.4%
1,368	Public Storage, Inc.	305,748	0.4%
3,009	Simon Property Group, Inc.	534,609	0.7%
	Other Securities^	5,955,844	7.7%

	Total	7,446,402

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2016

Shares	Common Stock (63.2%)	Value	% of Net Assets
Telecommunications Services (0.9%)
	Other Securities^	$732,637	0.9%

	Total	732,637

Utilities (1.0%)
	Other Securities^	735,030	1.0%

	Total	735,030

	Total Common Stock (cost $46,316,324)	49,047,630

Principal Amount	Long-Term Fixed Income (17.7%)
Asset-Backed Securities (0.1%)
	Other Securities^	95,508	0.1%

	Total	95,508

Basic Materials (0.4%)
	Other Securities^	302,487	0.4%

	Total	302,487

Capital Goods (0.5%)
	Other Securities^	380,840	0.5%

	Total	380,840

Collateralized Mortgage Obligations (2.0%)
	Alternative Loan Trust
131,568	5.500%, 10/25/2035, Series 2005-47CB, Class A7	112,183	0.1%
	CHL Mortgage Pass-Through Trust
70,078	2.919%, 1/25/2036, Series 2005-31, Class 4A2	62,432	0.1%
	Countrywide Home Loan Mortgage Pass Through Trust
105,751	3.155%, 11/25/2035, Series 2005-22, Class 2A1	86,712	0.1%
	Other Securities^	1,307,269	1.7%

	Total	1,568,596

Communications Services (0.9%)
	Other Securities^	715,513	0.9%

	Total	715,513

Consumer Cyclical (0.9%)
	Other Securities^	673,617	0.9%

	Total	673,617

Consumer Non-Cyclical (0.9%)
	Other Securities^	703,514	0.9%

	Total	703,514

Energy (0.7%)
	Other Securities^	556,435	0.7%

	Total	556,435

Financials (1.9%)
	Bank of America Corporation
80,000	1.700% - 8.000%, 5/2/2017 - 5/l/2018[e,f]	81,543	0.2%
	Goldman Sachs Group, Inc.
40,000	2.042% - 7.500%, 1/31/2019 - 11/29/2023[e]	41,448	<0.1%
	Goldman Sachs Group, Inc., Convertible
375,000	0.500%, 9/24/2022	414,202	0.6%
	Other Securities^	922,229	1.1%

	Total	1,459,422

Foreign Government (3.9%)
	Other Securities^	3,001,836	3.9%

	Total	3,001,836

Mortgage-Backed Securities (3.9%)
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
600,000	2.500%, 1/1/2032[c]	600,660	0.8%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
450,000	3.000%, 1/1/2047[c]	446,715	0.6%
780,000	3.500%, 1/1/2047[c]	798,954	1.0%
475,000	4.000%, 1/1/2047[c]	499,130	0.6%
250,000	4.500%, 1/1/2047[c]	268,800	0.4%
	Other Securities^	413,895	0.5%

	Total	3,028,154

Technology (0.8%)
	Apple, Inc.
10,000	1.202%, 5/6/2020[e]	9,992	<0.1%
	Other Securities^	565,630	0.8%

	Total	575,622

Transportation (0.1%)
	Other Securities^	99,240	0.1%

	Total	99,240

U.S. Government and Agencies (0.2%)
	Other Securities^	144,111	0.2%

	Total	144,111

Utilities (0.5%)
	Other Securities^	418,134	0.5%

	Total	418,134

	Total Long-Term Fixed Income (cost $13,685,563)	13,723,029

Shares	Registered Investment Companies (3.8%)
Equity Funds/ETFs (1.9%)
16,150	Materials Select Sector SPDR Fund	802,655	1.0%
10,710	Utilities Select Sector SPDR Fund	520,185	0.7%
	Other Securities^	172,651	0.2%

	Total	1,495,491

Fixed Income Funds/ETFs (1.9%)
14,214	iShares S&P U.S. Preferred Stock Index Fund	528,903	0.7%
	Other Securities^	975,453	1.2%

	Total	1,504,356

	Total Registered Investment Companies (cost $3,040,332)	2,999,847

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2016

Shares	Preferred Stock (0.3%)	Value	% of Net Assets
Consumer Staples (<0.1%)
	Other Securities^	$15,951	<0.1%

	Total	15,951

Energy (<0.1%)
	Other Securities^	7,544	<0.1%

	Total	7,544

Health Care (0.1%)
	Other Securities^	64,706	0.1%

	Total	64,706

Real Estate (0.2%)
	Other Securities^	156,750	0.2%

	Total	156,750

	Total Preferred Stock (cost $246,664)	244,951

Shares or Principal Amount	Short-Term Investments (7.6%)[g]
	Thrivent Core Short-Term Reserve Fund
558,711	0.910%	5,587,115	7.2%
	Other Securities^	299,934	0.4%

	Total Short-Term Investments (cost $5,887,047)	5,887,049

	Total Investments (cost $77,973,550) 104.0%	$80,736,765

	Other Assets and Liabilities, Net (4.0%)	(3,140,917)

	Total Net Assets 100.0%	$77,595,848

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	All or a portion of the loan is unfunded.
b	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
f	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Growth and Income Plus Fund held restricted securities as of December 31, 2016. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2016, the value of these investments was $159,752 or 0.2% of total net assets.

Definitions:

ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,828,688
Gross unrealized depreciation	(2,295,575)

Net unrealized appreciation (depreciation)	$2,533,113
Cost for federal income tax purposes	$78,203,652

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Growth and Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	532,544	—	532,544	—
Capital Goods	537,024	—	309,211	227,813
Communications Services	2,476,782	—	2,185,401	291,381
Consumer Cyclical	1,630,154	—	1,554,216	75,938
Consumer Non-Cyclical	1,314,740	—	1,314,740	—
Energy	370,976	—	271,679	99,297
Financials	565,718	—	565,718	—
Technology	1,065,338	—	1,065,338	—
Transportation	159,124	—	159,124	—
Utilities	181,859	—	106,578	75,281
Common Stock
Consumer Discretionary	7,874,703	6,009,534	1,865,169	—
Consumer Staples	2,260,322	1,186,834	1,073,488	—
Energy	3,205,875	1,854,755	1,351,068	52
Financials	7,204,529	4,094,474	3,110,055	—
Health Care	4,760,927	3,610,674	1,150,253	—
Industrials	5,534,841	3,206,924	2,327,917	—
Information Technology	7,281,113	6,827,659	453,454	—
Materials	2,011,251	600,595	1,410,656	—
Real Estate	7,446,402	6,892,577	553,825	—
Telecommunications Services	732,637	214,904	517,733	—
Utilities	735,030	429,789	305,241	—
Long-Term Fixed Income
Asset-Backed Securities	95,508	—	95,508	—
Basic Materials	302,487	—	302,487	—
Capital Goods	380,840	—	380,840	—
Collateralized Mortgage Obligations	1,568,596	—	1,568,596	—
Communications Services	715,513	—	715,513	—
Consumer Cyclical	673,617	—	673,617	—
Consumer Non-Cyclical	703,514	—	703,514	—
Energy	556,435	—	556,435	—
Financials	1,459,422	—	1,045,220	414,202
Foreign Government	3,001,836	—	3,001,836	—
Mortgage-Backed Securities	3,028,154	—	3,028,154	—
Technology	575,622	—	575,622	—
Transportation	99,240	—	99,240	—
U.S. Government and Agencies	144,111	—	144,111	—
Utilities	418,134	—	418,134	—
Registered Investment Companies
Equity Funds/ETFs	1,495,491	1,495,491	—	—
Fixed Income Funds/ETFs	1,504,356	1,504,356	—	—
Preferred Stock
Consumer Staples	15,951	—	15,951	—
Energy	7,544	—	—	7,544
Health Care	64,706	64,706	—	—
Real Estate	156,750	156,750	—	—
Short-Term Investments	299,934	—	299,934	—

Subtotal Investments in Securities	$75,149,650	$38,150,022	$35,808,120	$1,191,508

Other Investments*	Total
Short-Term Investments	5,587,115

Subtotal Other Investments	$5,587,115

Total Investments at Value	$80,736,765

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2016

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	19,716	19,716	—	—

Total Asset Derivatives	$19,716	$19,716	$—	$—

Liability Derivatives
Futures Contracts	15,146	15,146	—	—

Total Liability Derivatives	$15,146	$15,146	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

The following table presents Growth and Income Plus Fund’s futures contracts held as of December 31, 2016. Investments and/or cash totaling $299,934 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	4	March 2017	$499,466	$497,125	($2,341)
CBOT 2-Yr. U.S. Treasury Note	(16)	March 2017	(3,467,951)	(3,467,000)	951
CBOT 5-Yr. U.S. Treasury Note	7	March 2017	824,928	823,648	(1,280)
CBOT U.S. Long Bond	1	March 2017	152,503	150,656	(1,847)
CME E-mini S&P 500 Index	7	March 2017	789,920	782,670	(7,250)
CME S&P 500 Index	(5)	March 2017	(2,813,104)	(2,795,250)	17,854
CME Ultra Long Term U.S. Treasury Bond	2	March 2017	322,928	320,500	(2,428)
Ultra 10-Yr. U.S. Treasury Note	(1)	March 2017	(134,973)	(134,062)	911
Total Futures Contracts					$4,570

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2016, for Growth and Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,862
Total Interest Rate Contracts		1,862
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	17,854
Total Equity Contracts		17,854

Total Asset Derivatives		$19,716

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	7,896
Total Interest Rate Contracts		7,896
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	7,250
Total Equity Contracts		7,250

Total Liability Derivatives		$15,146

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GROWTH AND INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2016

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2016, for Growth and Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	66,505
Total Interest Rate Contracts		66,505
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(65,722)
Total Equity Contracts		(65,722)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	415
Total Credit Contracts		415

Total		$1,198

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2016, for Growth and Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(14,185)
Total Interest Rate Contracts		(14,185)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	13,469
Total Equity Contracts		13,469
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(5,862)
Total Credit Contracts		(5,862)

Total		($6,578)

The following table presents Growth and Income Plus Fund’s average volume of derivative activity during the period ended December 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Equity Contracts	$1,625,621	2.2%	N/A	N/A
Interest Rate
Contracts	4,479,531	6.0	N/A	N/A
Credit Contracts	N/A	N/A	$1,223	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Core Short-Term Reserve Fund is established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Growth and Income Plus Fund, is as follows:

Fund	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust-Short Term Investment	$4,226,851	$8,198,280	$12,425,131	—	$—	$4,077
Core Short-Term Reserve	—	27,333,830	21,746,715	558,712	5,587,115	21,428
Total Value and Income Earned	$4,226,851				$5,587,115	$25,505

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (13.6%)	Value	% of Net Assets
Basic Materials (0.8%)
	Ineos US Finance, LLC, Term Loan
$2,090,257	3.750%, 12/15/2020[a]	$2,098,973	0.3%
	Other Securities^	4,034,264	0.5%

	Total	6,133,237

Capital Goods (0.7%)
	Cortes NP Acquisition Corporation, Term Loan
2,565,000	6.000%, 11/30/2023[a]	2,597,062	0.3%
	Other Securities^	2,958,907	0.4%

	Total	5,555,969

Communications Services (3.7%)
	NEP/NCP Holdco, Inc., Term Loan
2,030,914	4.250%, 1/22/2020[a]	2,035,992	0.3%
	Other Securities^	25,759,512	3.4%

	Total	27,795,504

Consumer Cyclical (2.1%)
	Other Securities^	15,455,830	2.1%

	Total	15,455,830

Consumer Non-Cyclical (2.3%)
	Valeant Pharmaceuticals International, Inc., Term Loan
3,851,292	5.500%, 4/1/2022[a,b,c]	3,852,023	0.5%
	Other Securities^	13,311,576	1.8%

	Total	17,163,599

Energy (0.6%)
	Other Securities^	4,730,891	0.6%

	Total	4,730,891

Financials (1.0%)
	Other Securities^	7,562,255	1.0%

	Total	7,562,255

Technology (1.8%)
	First Data Corporation, Term Loan
2,569,014	3.756%, 3/24/2021[a]	2,597,915	0.4%
	ON Semiconductor Corporation, Term Loan
2,309,212	4.020%, 3/31/2023[a]	2,337,246	0.3%
	Western Digital Corporation, Term Loan
1,965,125	4.520%, 4/29/2023[a]	1,995,211	0.3%
	Other Securities^	6,169,755	0.8%

	Total	13,100,127

Transportation (0.3%)
	Other Securities^	2,257,177	0.3%

	Total	2,257,177

Utilities (0.3%)
	Other Securities^	2,054,246	0.3%

	Total	2,054,246

	Total Bank Loans (cost $101,384,785)	101,808,835

Principal Amount	Long-Term Fixed Income (49.0%)
Asset-Backed Securities (4.0%)
	Marlette Funding Trust
$1,839,766	3.060%, 1/17/2023, Series 2016-1A, Class A*	1,839,316	0.2%
	NRZ Advance Receivables Trust Advance Receivables Backed
2,000,000	2.751%, 6/15/2049, Series 2016-T1, Class AT1*	1,992,500	0.3%
	SoFi Consumer Loan Program, LLC
1,932,099	3.050%, 12/26/2025, Series 2016-3, Class Ad	1,925,006	0.3%
	Other Securities^	24,222,699	3.2%

	Total	29,979,521

Basic Materials (0.8%)
	Other Securities^	5,851,814	0.8%

	Total	5,851,814

Capital Goods (1.5%)
	Other Securities^	11,311,809	1.5%

	Total	11,311,809

Collateralized Mortgage Obligations (12.2%)
	Alternative Loan Trust
490,679	5.500%, 5/25/2035, Series 2005-J3, Class 2A13	489,279	0.1%
	Countrywide Alternative Loan Trust
1,665,336	1.156% - 6.000%, 2/25/2035 - 4/25/2036, Series 2005-43, Class 4A1[e]	1,429,554	0.1%
	Countrywide Home Loan Mortgage Pass Through Trust
2,185,295	3.147% - 3.155%, 11/25/2035 - 2/20/2036, Series 2005-HY10, Class 5A1	1,792,865	0.3%
	Federal Home Loan Mortgage Corporation
29,431,307	2.500% - 3.000%, 12/15/2022 - 2/15/2033, Series-4170, Class IGf
	Federal National Mortgage Association	2,483,701	0.4%
10,241,474	2.500% - 3.500%, 2/25/2028-1/25/2033, Series 2012-150, Class YIf	1,098,276	0.1%
	Other Securities^	83,753,140	11.2%

	Total	91,046,815

Commercial Mortgage-Backed Securities (0.3%)
	Other Securities^	2,728,468	0.3%

	Total	2,728,468

Communications Services (3.3%)
	Other Securities^	24,541,558	3.3%

	Total	24,541,558

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (49.0%)	Value	% of Net Assets
Consumer Cyclical (2.3%)
	Other Securities^	$17,258,614	2.3%

	Total	17,258,614

Consumer Non-Cyclical (2.6%)
	Other Securities^	19,642,208	2.6%

	Total	19,642,208

Energy (2.3%)
	Other Securities^	17,091,082	2.3%

	Total	17,091,082

Financials (7.2%)
	Bank of America Corporation
1,363,000	2.061% - 8.000%, 5/2/2017 - 10/21/2022[e,g]	1,404,364	0.1%
	Goldman Sachs Group, Inc.
1,659,000	2.000% - 7.500%, 1/31/2019 - 11/10/2026[e,g]	1,695,633	0.2%
	Goldman Sachs Group, Inc., Convertible
3,800,000	0.500%, 9/24/2022	4,197,252	0.6%
	Other Securities^	46,865,776	6.3%

	Total	54,163,025

Foreign Government (3.4%)
	Other Securities^	25,663,373	3.4%

	Total	25,663,373

Mortgage-Backed Securities (5.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
4,500,000	3.000%, 1/1/2032[c]	4,615,650	0.6%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
7,000,000	2.500%, 1/1/2032[c]	7,007,700	0.9%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
18,800,000	3.000%, 1/1/2047[c]	18,662,760	2.5%
4,000,000	3.500%, 1/1/2047[c]	4,097,200	0.6%
5,200,000	4.000%, 1/1/2047[c]	5,464,160	0.7%

	Total	39,847,470

Technology (1.6%)
	Other Securities^	11,803,629	1.6%

	Total	11,803,629

Transportation (0.5%)
	Other Securities^	3,485,840	0.5%

	Total	3,485,840

U.S. Government and Agencies (0.5%)
	U.S. Treasury Notes
2,300,000	1.625%, 2/15/2026	2,145,764	0.3%
	Other Securities^	1,370,492	0.2%

	Total	3,516,256

Utilities (1.2%)
	Other Securities^	9,252,023	1.2%

	Total	9,252,023

	Total Long-Term Fixed Income (cost $363,387,901)	367,183,505

Shares	Common Stock (27.2%)
Consumer Discretionary (4.1%)
5,990	Amazon.com, Inc.[h]	4,491,721	0.6%
3,420	AutoZone, Inc.[h]	2,701,082	0.4%
43,122	Comcast Corporation	2,977,574	0.4%
50,600	NIKE, Inc.	2,571,998	0.4%
28,790	Walt Disney Company	3,000,494	0.4%
	Other Securities^	14,999,602	1.9%

	Total	30,742,471

Consumer Staples (1.2%)
20,480	Philip Morris International, Inc.	1,873,715	0.3%
	Other Securities^	7,214,805	0.9%

	Total	9,088,520

Energy (1.8%)
362,106	BP plc	2,268,039	0.3%
	Other Securities^	11,310,312	1.5%

	Total	13,578,351

Financials (4.8%)
183,600	Ares Capital Corporation	3,027,564	0.4%
173,780	Bank of America Corporation	3,840,538	0.5%
14,360	Goldman Sachs Group, Inc.	3,438,502	0.5%
180,000	Golub Capital BDC, Inc.	3,310,200	0.4%
57,560	Synchrony Financial	2,087,701	0.3%
	Other Securities^	20,207,712	2.7%

	Total	35,912,217

Health Care (2.6%)
32,550	Bristol-Myers Squibb Company	1,902,222	0.3%
20,560	Celgene Corporation[h]	2,379,820	0.3%
32,200	Medtronic plc	2,293,606	0.3%
45,580	Merck & Company, Inc.	2,683,295	0.4%
	Other Securities^	9,977,833	1.3%

	Total	19,236,776

Industrials (2.9%)
7,990	Acuity Brands, Inc.	1,844,571	0.3%
16,620	Illinois Tool Works, Inc.	2,035,285	0.3%
34,090	Jacobs Engineering Group, Inc.[h]	1,943,130	0.3%
23,670	Union Pacific Corporation	2,454,106	0.4%
	Other Securities^	13,399,368	1.6%

	Total	21,676,460

Information Technology (4.0%)
2,790	Alphabet, Inc., Class Ah	2,210,936	0.3%
28,500	Apple, Inc.	3,300,870	0.4%
18,670	Facebook, Inc.[h]	2,147,984	0.3%
33,270	Microsoft Corporation	2,067,398	0.3%
46,920	PayPal Holdings, Inc.[h]	1,851,932	0.2%
33,790	Visa, Inc.	2,636,296	0.4%
57,370	Xilinx, Inc.	3,463,427	0.5%
	Other Securities^	12,124,893	1.6%

	Total	29,803,736

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2016

Shares	Common Stock (27.2%)	Value	% of Net Assets
Materials (1.1%)
	Other Securities^	$8,099,865	1.1%

	Total	8,099,865

Real Estate (3.9%)
12,016	Simon Property Group, Inc.	2,134,883	0.3%
	Other Securities^	27,566,093	3.6%

	Total	29,700,976

Telecommunications Services (0.4%)
	Other Securities^	2,855,293	0.4%

	Total	2,855,293

Utilities (0.4%)
	Other Securities^	2,834,867	0.4%

	Total	2,834,867

	Total Common Stock (cost $191,261,988)	203,529,532

Shares	Registered Investment Companies (3.8%)
Equity Funds/ETFs (1.5%)
418,500	Alerian MLP ETF	5,273,100	0.7%
63,090	Materials Select Sector SPDR Fund	3,135,573	0.4%
41,840	Utilities Select Sector SPDR Fund	2,032,169	0.3%
	Other Securities^	1,106,684	0.1%

	Total	11,547,526

Fixed Income Funds/ETFs (2.3%)
64,400	iShares S&P U.S. Preferred Stock Index Fund	2,396,324	0.3%
180,885	Vanguard Short-Term Corporate Bond ETF	14,356,842	1.9%
	Other Securities^	529,056	0.1%

	Total	17,282,222

	Total Registered Investment Companies (cost $30,692,216)	28,829,748

Shares	Preferred Stock (2.4%)
Consumer Staples (0.4%)
	Other Securities^	2,665,383	0.4%

	Total	2,665,383

Energy (<0.1%)
	Other Securities^	175,565	<0.1%

	Total	175,565

Financials (1.7%)
40,200	Goldman Sachs Group, Inc., 5.500%[g]	1,020,276	0.1%
	Other Securities^	11,915,028	1.6%

	Total	12,935,304

Health Care (0.2%)
	Other Securities^	1,174,350	0.2%

	Total	1,174,350

Real Estate (0.1%)
	Other Securities^	982,300	0.1%

	Total	982,300

	Total Preferred Stock (cost $17,656,574)	17,932,902

Shares	Collateral Held for Securities Loaned (<0.1%)
222,600	Thrivent Cash Management Trust	222,600	<0.1%

	Total Collateral Held for Securities Loaned (cost $222,600)	222,600

Shares or Principal Amount	Short-Term Investments (9.4%)[i]
	Thrivent Core Short-Term Reserve Fund
6,727,263	0.910%	67,272,626	9.0%
	Other Securities^	3,399,232	0.4%

	Total Short-Term Investments (cost $70,671,742)	70,671,858

	Total Investments (cost $775,277,806) 105.4%	$790,178,980

	Other Assets and Liabilities, Net (5.4%)	(40,732,308)

	Total Net Assets 100.0%	$749,446,672

^	The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.
a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2016, the value of these investments was $74,011,964 or 9.9% of total net assets.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
f	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
h	Non-income producing security.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2016

*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Diversified Income Plus Fund as of December 31, 2016 was $21,294,634 or 2.8% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2016.

Security	Acquisition Date	Cost
Marlette Funding Trust, 1/17/2023	7/20/2016	$1,839,214
NRZ Advance Receivables Trust Advance Receivables Backed, 6/15/2049	6/23/2016	1,999,997

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus Fund as of December 31, 2016:

Securities Lending Transactions

Common Stock	$210,587

Total lending	$210,587
Gross amount payable upon return of collateral for securities loaned	$222,600

Net amounts due to counterparty	$12,013

Definitions:

ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$32,097,224
Gross unrealized depreciation	(18,252,465)

Net unrealized appreciation (depreciation)	$13,844,759
Cost for federal income tax purposes	$776,334,221

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2016

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2016, in valuing Diversified Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	6,133,237	—	6,133,237	—
Capital Goods	5,555,969	—	2,958,907	2,597,062
Communications Services	27,795,504	—	24,897,695	2,897,809
Consumer Cyclical	15,455,830	—	14,848,330	607,500
Consumer Non-Cyclical	17,163,599	—	17,163,599	—
Energy	4,730,891	—	3,618,492	1,112,399
Financials	7,562,255	—	7,562,255	—
Technology	13,100,127	—	12,033,258	1,066,869
Transportation	2,257,177	—	2,257,177	—
Utilities	2,054,246	—	1,175,965	878,281
Long-Term Fixed Income
Asset-Backed Securities	29,979,521	—	29,979,521	—
Basic Materials	5,851,814	—	5,851,814	—
Capital Goods	11,311,809	—	11,311,809	—
Collateralized Mortgage Obligations	91,046,815	—	91,046,815	—
Commercial Mortgage-Backed Securities	2,728,468	—	2,728,468	—
Communications Services	24,541,558	—	24,541,558	—
Consumer Cyclical	17,258,614	—	17,258,614	—
Consumer Non-Cyclical	19,642,208	—	19,642,208	—
Energy	17,091,082	—	17,091,082	—
Financials	54,163,025	—	49,965,773	4,197,252
Foreign Government	25,663,373	—	25,663,373	—
Mortgage-Backed Securities	39,847,470	—	39,847,470	—
Technology	11,803,629	—	11,803,629	—
Transportation	3,485,840	—	3,485,840	—
U.S. Government and Agencies	3,516,256	—	3,516,256	—
Utilities	9,252,023	—	9,252,023	—
Common Stock
Consumer Discretionary	30,742,471	23,365,563	7,376,908	—
Consumer Staples	9,088,520	4,831,050	4,257,470	—
Energy	13,578,351	8,188,431	5,389,720	200
Financials	35,912,217	23,658,420	12,253,797	—
Health Care	19,236,776	14,702,135	4,534,641	—
Industrials	21,676,460	12,439,547	9,236,913	—
Information Technology	29,803,736	27,979,905	1,823,831	—
Materials	8,099,865	2,460,097	5,639,768	—
Real Estate	29,700,976	27,473,931	2,227,045	—
Telecommunications Services	2,855,293	818,214	2,037,079	—
Utilities	2,834,867	1,635,255	1,199,612	—
Registered Investment Companies
Fixed Income Funds/ETFs	17,282,222	17,282,222	—	—
Equity Funds/ETFs	11,547,526	11,547,526	—	—
Preferred Stock
Consumer Staples	2,665,383	2,603,601	61,782	—
Energy	175,565	—	—	175,565
Financials	12,935,304	11,620,064	1,315,240	—
Health Care	1,174,350	1,174,350	—	—
Real Estate	982,300	982,300	—	—
Short-Term Investments	3,399,232	—	3,399,232	—

Subtotal Investments in Securities	$722,683,754	$192,762,611	$516,388,206	$13,532,937

Other Investments *	Total
Short-Term Investments	67,272,626
Collateral Held for Securities Loaned	222,600

Subtotal Other Investments	$67,495,226

Total Investments at Value	$790,178,980

*	Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2016

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	233,479	233,479	—	—

Total Asset Derivatives	$233,479	$233,479	$—	$—

Liability Derivatives
Futures Contracts	122,357	122,357	—	—

Total Liability Derivatives	$122,357	$122,357	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2016. Transfers between Levels are identified as of the end of the period.

The following table presents Diversified Income Plus Fund’s futures contracts held as of December 31, 2016. Investments and/or cash totaling $1,799,673 were pledged as the initial margin deposit for these contracts.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
CBOT 10-Yr. U.S. Treasury Note	(46)	March 2017	($5,750,572)	($5,716,938)	$33,634
CBOT 2-Yr. U.S. Treasury Note	(58)	March 2017	(12,571,323)	(12,567,875)	3,448
CBOT 5-Yr. U.S. Treasury Note	250	March 2017	29,461,713	29,416,016	(45,697)
CBOT U.S. Long Bond	25	March 2017	3,812,581	3,766,406	(46,175)
CME E-mini S&P 500 Index	29	March 2017	3,271,761	3,242,490	(29,271)
CME S&P 500 Index	(55)	March 2017	(30,944,147)	(30,747,750)	196,397
CME Ultra Long Term U.S. Treasury Bond	1	March 2017	161,464	160,250	(1,214)
Total Futures Contracts					$111,122
The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2016, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$37,082
Total Interest Rate Contracts		37,082
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	196,397
Total Equity Contracts		196,397

Total Asset Derivatives		$233,479

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	93,086
Total Interest Rate Contracts		93,086
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	29,271
Total Equity Contracts		29,271

Total Liability Derivatives		$122,357

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2016, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	835,866
Total Interest Rate Contracts		835,866
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(4,281,194)
Total Equity Contracts		(4,281,194)

Total		($3,445,328)

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS FUND

Summary Schedule of Investments as of December 31, 2016

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2016, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(65,057)
Total Interest Rate Contracts		(65,057)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	727,411
Total Equity Contracts		727,411

Total		$662,354

The following table presents Diversified Income Plus Fund’s average volume of derivative activity during the period ended December 31, 2016.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$30,981,418	4.4%
Interest Rate
Contracts	73,727,913	10.4

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund are established for the sole use of affiliated funds.

A summary of transactions for the fiscal year to date, in Diversified Income Plus Fund, is as follows:

Fund	Value December 31, 2015	Gross Purchases	Gross Sales	Shares Held at December 31, 2016	Value December 31, 2016	Income Earned January 1, 2016 - December 31, 2016
Cash Management Trust-Collateral Investment	$714,690	$17,698,806	$18,190,896	222,600	$222,600	$23,134
Cash Management Trust-Short Term Investment	33,870,084	115,242,836	149,112,920	—	—	33,165
Core Short-Term Reserve	—	293,517,621	226,244,995	6,727,263	67,272,626	240,287
Total Value and Income Earned	$34,584,774				$67,495,226	$296,586

The accompanying Notes to Financial Statements are an integral part of this schedule.

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THRIVENT MUTUAL FUNDS

Statement of Assets and Liabilities

As of December 31, 2016	Growth and Income Plus Fund	Diversified Income Plus Fund
Assets
Investments at cost	$77,973,550	$775,277,806
Investments in securities at value	75,149,650	722,683,754
Investments in affiliates at value	5,587,115	67,495,226
Investments at Value	80,736,765	790,178,980
Cash	12,145 (a)	945,129 (b)
Dividends and interest receivable	264,416	3,839,656
Prepaid expenses	9,803	38,744
Receivable for investments sold	94,218	1,173,897
Receivable for fund shares sold	38,184	720,373
Receivable for expense reimbursements	24,130	—
Receivable for variation margin	16,336	183,109
Total Assets	81,195,997	797,079,888
Liabilities
Accrued expenses	46,292	95,508
Payable for investments purchased	3,423,011	46,373,099
Payable upon return of collateral for securities loaned	—	222,600
Payable for fund shares redeemed	32,070	266,006
Payable for variation margin	4,693	32,343
Payable for investment advisory fees	42,583	346,947
Payable for administrative fees	7,013	17,188
Payable for distribution fees	15,205	125,108
Payable for transfer agent fees	6,933	40,194
Payable for trustee fees	150	570
Payable for trustee deferred compensation	20,178	84,590
Commitments and contingent liabilities^	—	—
Mortgage dollar roll deferred revenue	2,021	29,063
Total Liabilities	3,600,149	47,633,216
Net Assets
Capital stock (beneficial interest)	76,866,074	748,144,870
Accumulated undistributed net investment income/(loss)	(69,404)	140,674
Accumulated undistributed net realized gain/(loss)	(1,967,436)	(13,846,742)
Net unrealized appreciation/(depreciation) on:
Investments	2,763,215	14,901,174
Futures contracts	4,570	111,122
Foreign currency transactions	(1,171)	(4,426)
Total Net Assets	$77,595,848	$749,446,672
Class A Share Capital	$71,650,696	$591,283,211
Shares of beneficial interest outstanding (Class A)	7,197,478	84,470,720
Net asset value per share	$9.95	$7.00
Maximum public offering price	$10.42	$7.33
Class S Share Capital	$5,945,152	$158,163,461
Shares of beneficial interest outstanding (Class S)	596,280	22,795,848
Net asset value per share	$9.97	$6.94

(a)	Includes foreign currency holdings of $12,116 (cost $12,081).
(b)	Includes foreign currency holdings of $45,569 (cost $45,442).
^	Commitments and contingent liability accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

Statement of Operations

For the year ended December 31, 2016	Growth and Income Plus Fund	Diversified Income Plus Fund
Investment Income
Dividends	$1,285,622	$7,464,653
Taxable interest	932,139	22,027,834
Income from mortgage dollar rolls	32,741	274,280
Income from securities loaned, net	—	23,134
Income from affiliated investments	25,505	273,452
Foreign tax withholding	(52,716)	(210,411)
Total Investment Income	2,223,291	29,852,942
Expenses
Adviser fees	485,574	3,905,322
Administrative service fees	83,447	197,811
Audit and legal fees	33,625	39,730
Custody fees	84,704	108,708
Distribution expenses Class A	178,803	1,462,225
Insurance expenses	5,244	8,118
Printing and postage expenses Class A	21,718	128,213
Printing and postage expenses Class S	1,532	16,754
SEC and state registration expenses	32,782	78,053
Transfer agent fees Class A	77,484	442,408
Transfer agent fees Class S	3,944	70,172
Trustees’ fees	8,549	32,184
Other expenses	55,885	73,775
Total Expenses Before Reimbursement	1,073,291	6,563,473
Less:
Reimbursement from adviser	(258,239)	—
Total Net Expenses	815,052	6,563,473
Net Investment Income/(Loss)	1,408,239	23,289,469
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(1,691,332)	(9,189,868)
Distributions of realized capital gains from affiliated investments	—	13
Futures contracts	783	(3,445,328)
Foreign currency and forward contract transactions	(8,685)	(25,348)
Swap agreements	415	—
Change in net unrealized appreciation/(depreciation) on:
Investments	4,982,217	34,495,037
Futures contracts	(716)	662,354
Foreign currency transactions	464	380
Swap agreements	(5,862)	—
Net Realized and Unrealized Gains/(Losses)	3,277,284	22,497,240
Net Increase/(Decrease) in Net Assets Resulting From Operations	$4,685,523	$45,786,709

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT MUTUAL FUNDS

Statement of Changes in Net Assets

	Growth and Income Plus Fund		Diversified Income Plus Fund
For the periods ended	12/31/2016	12/31/2015	12/31/2016	12/31/2015
Operations
Net investment income/(loss)	$1,408,239	$1,490,488	$23,289,469	$23,677,401
Net realized gains/(losses)	(1,698,819)	1,246,931	(12,660,531)	4,250,446
Change in net unrealized appreciation/(depreciation)	4,976,103	(3,552,856)	35,157,771	(31,743,912)
Net Change in Net Assets Resulting From Operations	4,685,523	(815,437)	45,786,709	(3,816,065)
Distributions to Shareholders
From net investment income Class A	(1,366,155)	(1,445,573)	(20,136,760)	(20,122,834)
From net investment income Class S	(76,629)	(41,967)	(4,728,858)	(4,220,503)

Total From Net Investment Income	(1,442,784)	(1,487,540)	(24,865,618)	(24,343,337)

From net realized gains Class A	—	(1,330,640)	—	(2,769,924)
From net realized gains Class S	—	(27,864)	—	(517,423)

Total From Net Realized Gains	—	(1,358,504)	—	(3,287,347)

From return of capital Class A	(72,414)	(41,792)	—	—
From return of capital Class S	(3,542)	(954)	—	—

Total From Return of Capital	(75,956)	(42,746)	—	—

Total Distributions to Shareholders	(1,518,740)	(2,888,790)	(24,865,618)	(27,630,684)
Capital Stock Transactions
Class A
Sold	5,711,808	11,176,229	51,187,531	98,370,305
Distributions reinvested	1,364,817	2,701,932	18,039,645	20,547,070
Redeemed	(10,569,626)	(14,592,625)	(80,899,240)	(88,661,786)

Total Class A Capital Stock Transactions	(3,493,001)	(714,464)	(11,672,064)	30,255,589

Class S
Sold	4,915,301	843,740	79,039,960	36,529,007
Distributions reinvested	69,865	60,437	4,567,406	4,680,060
Redeemed	(687,926)	(1,085,378)	(37,225,248)	(44,105,282)

Total Class S Capital Stock Transactions	4,297,240	(181,201)	46,382,118	(2,896,215)

Capital Stock Transactions	804,239	(895,665)	34,710,054	27,359,374
Net Increase/(Decrease) in Net Assets	3,971,022	(4,599,892)	55,631,145	(4,087,375)
Net Assets, Beginning of Period	73,624,826	78,224,718	693,815,527	697,902,902
Net Assets, End of Period	$77,595,848	$73,624,826	$749,446,672	$693,815,527
Accumulated Undistributed Net Investment Income/(Loss)	$(69,404)	$(22,292)	$140,674	$1,603,766
Capital Stock Share Transactions
Class A shares
Sold	596,515	1,106,202	7,457,590	13,863,237
Distributions reinvested	139,612	277,376	2,625,278	2,924,247
Redeemed	(1,093,987)	(1,448,321)	(11,785,147)	(12,546,117)

Total Class A shares	(357,860)	(64,743)	(1,702,279)	4,241,367

Class S shares
Sold	502,611	84,324	11,516,263	5,202,465
Distributions reinvested	7,081	6,149	668,952	671,011
Redeemed	(70,902)	(108,898)	(5,467,058)	(6,290,858)

Total Class S shares	438,790	(18,425)	6,718,157	(417,382)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into twenty-one separate series each with its own investment objective and policies. The Trust currently consists of four asset allocation funds, four income plus funds, seven equity funds, five fixed-income funds, and one money market fund.

This shareholder report includes Thrivent Growth and Income Plus Fund and Thrivent Diversified Income Plus Fund (each, a “Fund” and, collectively, the “Funds”), two of the Trust’s twenty-one Funds. The other Funds of the Trust have a fiscal year-end of October 31 and are presented under a separate shareholder report.

The Funds are each investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946—Financial Services—Investment Companies.

(A) Share Classes – Effective February 1, 2016, Institutional Class shares were renamed Class S shares. Effective February 29, 2016, Class A Shares were closed to new shareholders and are open to current Class A shareholders and others who reside at the same mailing address (“household”). Effective February 29, 2016, the maximum front-end sales charge imposed on Class A Shares of equity funds was changed from 5.50% to 4.50%. Please refer to the Supplement to Class A Shares Prospectus dated February 12, 2016 for additional information. As of December 31, 2016, the Trust includes two classes of shares: Class A and Class S shares. The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements. Class A shares have an annual 12b-1 fee of 0.25%. Class A shares have a maximum front-end sales load of 4.50%. Class S shares are offered at net asset value and have no annual 12b-1 fees. Institutional Class shares were offered at net asset value and had no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. All 21 Funds of the Trust offer Class A and Class S shares.

(B) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s Board of Trustees (“Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day.

The Board has delegated responsibility for daily valuation of the Funds’ securities to the Adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”). The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Fund valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign markets and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(D) Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of December 31, 2016, open U.S. Federal, Minnesota, Wisconsin and Massachusetts tax years include the tax years ended December 31, 2013 through 2016. Additionally, as of December 31, 2016, the tax year ended December 31, 2012 is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of December 31, 2016, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Foreign Income Taxes – Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign tax withholding on the Statement of Operations. The Funds pay tax on foreign capital gains, where applicable.

(E) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date. However, in certain foreign market where declaration of the dividend follows the ex-dividend date, the dividend will be recorded as soon as the Fund is informed of the declaration date.

For certain securities, including real estate investment trusts, the Trust records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Trust adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(F) Distributions to Shareholders – Net investment income is distributed to each shareholder as a dividend. Dividends from Growth and Income Plus Fund are declared and paid quarterly. Dividends from Diversified Income Plus Fund are declared and paid monthly. Additionally, it is possible that such dividends may be reclassified as return of capital or capital gains after year end. Such determination cannot be made until tax information is received from the real estate investments of the Fund. Net realized gains from securities transactions, if any, are distributed at least annually.

(G) Derivative Financial Instruments – Each of the Funds may invest in derivatives. Derivatives, a category that includes options, futures, swaps, foreign currency forward contracts and hybrid instruments, are financial instruments whose value is derived from another security, an index or a currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives to manage the risk of its positions in foreign securities. Each Fund may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (OTC).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Fund’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Funds because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Funds. Using derivatives to hedge can guard against potential risks, but it also adds to the Funds’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

In order to define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivatives’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Fund has been noted in the Schedule of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options – Each of the Funds may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Futures Contracts – Each of the Funds may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

During the year ended December 31, 2016, Growth and Income Plus Fund and Diversified Income Plus Fund used treasury futures to manage the duration and yield curve exposure of the Fund versus the benchmark.

During the year ended December 31, 2016, Growth and Income Plus Fund and Diversified Income Plus Fund used equity futures to manage exposure to the equities market.

Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Funds may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to mitigate currency and counterparty exposure to other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and change in unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund.

Swap Agreements – Each of the Funds may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

During the year ended December 31, 2016, Growth and Income Plus Fund used CDX indexes (comprised of credit default swaps) to help manage credit risk exposures within the fund.

For financial reporting purposes the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

The amounts presented in the tables below are offset first by financial instruments that have the right to offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral received/pledged. The actual amounts of collateral may be greater than the amounts presented in the tables.

The following table presents the gross and net information about assets subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset	Net Amounts of Recognized Assets	Financial Instruments	Cash Collateral Received	Non-Cash Collateral Received	Net Amount
Growth and Income Plus
Futures Contracts	16,336	—	16,336	4,693	—	—	11,643	(*)
Diversified Income Plus
Futures Contracts	183,109	—	183,109	32,343	—	—	150,766	(*)

(*)	Net futures amount represents the net amount receivable from the counterparty in the event of a default.

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged**	Net Amount
Growth and Income Plus
Futures Contracts	4,693	—	4,693	4,693	—	—	—
Diversified Income Plus
Futures Contracts	32,343	—	32,343	32,343	—	—	—
Securities Lending	222,600	—	222,600	210,587	—	—	12,013	∧

**	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
∧	Net securities lending amounts represent the net amount payable to the counterparty in the event of a default.

(H) Mortgage Dollar Roll Transactions — Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Funds are required to segregate collateral with the fund custodian—depending on market movements—on their mortgage dollar rolls. Securities segregated for collateral are footnoted within each Schedule of Investments. The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

(I) Securities Lending — The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. Daily market fluctuations could cause the value of loaned securities to be more or less that the value of the collateral received. Any additional collateral is adjusted and settled on the next business day. The Trust has

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

the ability to recall the loans at any time and could do so in order to vote proxies or sell the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Funds receive income and corporate action proceeds from Duetsche that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money. Generally, in the event of borrower default, the Portfolio has the right to use the collateral to offset any losses incurred. However, in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss. Some of these losses may be indemnified by the lending agent.

As of December 31, 2016, the value of securities on loan is as follows:

Fund	Securities on Loan
Diversified Income Plus	$210,587

(J) When-Issued and Delayed Delivery Transactions —Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(K) Treasury Inflation Protected Securities — Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.

(L) Repurchase Agreements — Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended December 31, 2016, none of the Funds engaged in these types of investments.

(M) Equity-Linked Structured Securities — Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the year ended December 31, 2016, none of the Funds engaged in these types of transactions.

(N) Stripped Securities — Certain Funds may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates. As interest rates increase, the price of the principal only security decreases. Similarly, as interest rates decrease, the price of the principal only security increases. The principal only security represents the payment with the longest maturity, therefore making it the most sensitive to interest rate changes.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

(O) Credit Risk — The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

(P) Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Q) Loan Commitments — Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments.

(R) Litigation — Awards from class action litigation are recorded as realized gains on the payment date.

(S) Bank Loans (Leveraged Loans) — Certain Funds may invest in bank loans, which are senior secured loans that are made by banks or other lending institutions to companies that are typically rated below investment grade. A fund may invest in multiple series or tranches of a bank loan, with varying terms and different associated risks. Transactions in bank loan securities may settle on a delayed basis, which may result in the proceeds of the sale to not be readily available for a fund to make additional investments. Interest rates of bank loan securities typically reset periodically, as the rates are tied a reference index, such as the London Interbank Offered Rate (“LIBOR”), plus a premium. Income is recorded daily on bank loan securities. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of the bank loan. This commitment fee is accrued as income over the term of the bank loan. A fund may receive consent and amendment fees for accepting an amendment to the current terms of a bank loan. Consent and amendment fees are accrued as income when the changes to the bank loan are immaterial and to capital when the changes are material.

(T) Recent Accounting Pronouncements —

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. Management has evaluated the impact of this guidance and has determined there to be no impact to financial statement amounts. However, footnote disclosures related to investments valued using the net asset value per share practical expedient were increased within the Schedule of Investments Fair Valuation Measurement tables to meet the requirement of this guidance.

Investment Company Reporting Modernization.

In October 2016, the Securities and Exchange Commission (SEC) adopted new rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC also adopted amendments to Regulation S-X, which describe the specific format and content of financial reports, to require standardized and enhanced disclosures about derivatives in investment company financial statements and other amendments. These amendments are effective August 1, 2017. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statements and footnote disclosures.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

(U) Other — For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees — The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M - Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Growth and Income Plus	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Diversified Income Plus	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%

(B) Expense Reimbursements — For the period ended December 31, 2016, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A		Class S	Expiration Date
Growth and Income Plus	1.10	%*	0.80%	2/28/2017

*	Prior contractual expense cap of 1.25% expired on 2/1/2016.

Expense reimbursements are accrued daily and paid by Thrivent Asset Management monthly. Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

All Funds in the Trust except for Money Market Fund may invest cash in other Funds in the Trust, Thrivent Cash Management Trust, and Thrivent Core Short-Term Reserve Fund, subject to certain limitations. These related-party transactions are subject to the same terms as non-related party transactions. To avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to any investment advisory fees indirectly incurred by the asset allocation, income plus, equity and fixed income funds as a result of their investment in any other mutual fund for which the Advisor or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust and Thrivent Core Short-Term Reserve Fund.

(C) Distribution Plan — Effective January 1, 2016, Thrivent Distributors, LLC became the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares generally have a Rule 12b-1 fee of up to 0.25% of average net assets.

(D) Sales Charges and Other Fees — For the year ended December 31, 2016, Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) and Thrivent Distributors, LLC received $202,243 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. The Funds pay an annual fixed fee per fund plus percentage of net assets to Thrivent Asset Mgt. These fees are accrued daily and paid monthly. For the year ended December 31, 2016, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $281,257 from the Funds covered in this shareholder report.

The Trust has entered into an agreement with Thrivent Financial Investor Services, Inc. (“Thrivent Investor Services”) to provide transfer agency, sub transfer agency, and dividend payment services necessary to the Funds on a per-account basis. These fees are accrued daily and paid monthly. For the year ended December 31, 2016, Thrivent Investor Services received $558,306 for transfer agent services from the Funds covered in this shareholder report. In addition, the Trust paid $46,320 in sub transfer agent fees to Thrivent Investment Management, Inc. The sub transfer agent contract with Thrivent Investment Management, Inc. ended on October 31, 2016.

Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of that series. Their fees as well as the change in value are included in Trustee’s fees in the Statement of Operations. The deferred fees remain in

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

the appropriate Fund until distribution in accordance with the plan. The Payable for trustee deferred compensation, located in the Statement of Assets and Liabilities, is unsecured.

Those Trustees not participating in the above plan received $21,480 in fees from the Funds covered in this shareholder report for the year ended December 31, 2016. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Funds.

(E) Indirect Expenses — Some Funds invest in other open-ended funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios reported in the Financial Highlights. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Fund	Accumulated Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Stock
Growth and Income Plus	($12,567)	$24,082	($11,515)
Diversified Income Plus	113,057	(111,245)	(1,812)

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income[a]	Undistributed Long-Term Capital Gain
Diversified Income Plus	$470,296	$—

a	Undistributed Ordinary Income may include income derived from Short-Term Capital Gains.

At December 31, 2016, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration Year
Growth and Income Plus	$1,728,912	Unlimited

Diversified Income Plus	$12,315,346	Unlimited

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

The tax character of distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Ordinary Income[a]		Long-Term Capital Gain		Return of Capital
Fund	12/31/2016	12/31/2015	12/31/2016	12/31/2015	12/31/2016	12/31/2015
Growth and Income Plus	$1,442,784	$1,487,540	$—	$1,358,504	$75,956	$42,746
Diversified Income Plus	24,865,618	24,343,337	—	3,287,347	—	—

(a)	Ordinary income includes income derived from short-term capital gains, if any.

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities — For the year ended December 31, 2016, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Growth and Income Plus	$56,421	$56,802
Diversified Income Plus	422,153	427,828

Purchases and Sales of U.S. Government Securities were:

	In thousands
Fund	Purchases	Sales
Growth and Income Plus	$26,862	$25,709
Diversified Income Plus	230,190	195,655

(B) Investments in Restricted Securities — Certain Funds may own restricted securities which were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2016, the following Funds held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Growth and Income Plus	4	0.21%
Diversified Income Plus	19	2.84%

The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities — The Funds may invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities (e.g., junk bonds) are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts — The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render a Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts — During the year ended December 31, 2016, none of the Funds engaged in these types of investments.

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds or affiliated Portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price. For the year ended December 31, 2016, Diversified Income Plus Fund engaged in sale transactions that complied with Rule 17a-7 of the 1940 Act in the amount of $5,471,667, which resulted in a net realized loss of $24,025.

(7) RELATED PARTY TRANSACTIONS

As of December 31, 2016, no related parties held shares in excess of 5% of the Funds covered in this shareholder report.

(8) SUBSEQUENT EVENTS

The Adviser of the Funds has evaluated the impact of subsequent events through February 20, 2017, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
GROWTH AND INCOME PLUS FUND
Class A Shares
Year Ended 12/31/2016	$9.55	$0.18	$0.42	$0.60	$(0.19)	$—
Year Ended 12/31/2015	10.03	0.19	(0.29)	(0.10)	(0.19)	(0.18)
Year Ended 12/31/2014	10.38	0.19	0.01	0.20	(0.20)	(0.35)
Year Ended 12/31/2013	9.59	0.18	1.83	2.01	(0.19)	(1.03)
Year Ended 12/31/2012	8.70	0.20	0.89	1.09	(0.20)	—
Class S Shares
Year Ended 12/31/2016	9.56	(0.02)	0.65	0.63	(0.21)	—
Year Ended 12/31/2015	10.05	0.26	(0.33)	(0.07)	(0.23)	(0.18)
Year Ended 12/31/2014	10.39	0.29	(0.05)	0.24	(0.23)	(0.35)
Year Ended 12/31/2013	9.60	0.44	1.61	2.05	(0.23)	(1.03)
Year Ended 12/31/2012	8.71	0.24	0.88	1.12	(0.23)	—

DIVERSIFIED INCOME PLUS FUND
Class A Shares
Year Ended 12/31/2016	6.79	0.22	0.23	0.45	(0.24)	—
Year Ended 12/31/2015	7.10	0.23	(0.27)	(0.04)	(0.24)	(0.03)
Year Ended 12/31/2014	7.25	0.24	0.02	0.26	(0.23)	(0.18)
Year Ended 12/31/2013	6.82	0.23	0.47	0.70	(0.23)	(0.04)
Year Ended 12/31/2012	6.22	0.27	0.59	0.86	(0.26)	—
Class S Shares
Year Ended 12/31/2016	6.74	0.24	0.22	0.46	(0.26)	—
Year Ended 12/31/2015	7.04	0.25	(0.26)	(0.01)	(0.26)	(0.03)
Year Ended 12/31/2014	7.19	0.26	0.02	0.28	(0.25)	(0.18)
Year Ended 12/31/2013	6.77	0.26	0.46	0.72	(0.26)	(0.04)
Year Ended 12/31/2012	6.19	0.30	0.57	0.87	(0.29)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	RATIOS/SUPPLEMENTAL DATA
					Ratio to Average Net Assets **		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly **
Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.01)	$(0.20)	$9.95	6.29%	$71.7	1.10%	1.87%	1.45%	1.53%	114%
(0.01)	(0.38)	9.55	(1.03)%	72.1	1.15%	1.92%	1.44%	1.63%	181%
—	(0.55)	10.03	1.89%	76.5	1.15%	1.93%	1.42%	1.66%	167%
—	(1.22)	10.38	21.08%	49.8	1.15%	1.69%	1.50%	1.34%	162%
—	(0.20)	9.59	12.60%	25.6	1.15%	2.18%	1.47%	1.86%	164%

(0.01)	(0.22)	9.97	6.67%	5.9	0.80%	2.19%	1.23%	1.76%	114%
(0.01)	(0.42)	9.56	(0.77)%	1.5	0.80%	2.26%	1.13%	1.93%	181%
—	(0.58)	10.05	2.34%	1.8	0.80%	2.24%	1.12%	1.92%	167%
—	(1.26)	10.39	21.56%	2.3	0.80%	2.02%	0.92%	1.90%	162%
—	(0.23)	9.60	12.97%	35.3	0.80%	2.52%	0.94%	2.38%	164%

—	(0.24)	7.00	6.70%	591.3	0.97%	3.23%	0.97%	3.23%	91%
—	(0.27)	6.79	(0.62)%	585.5	0.98%	3.28%	0.98%	3.28%	108%
—	(0.41)	7.10	3.54%	581.7	0.98%	3.33%	0.98%	3.33%	137%
—	(0.27)	7.25	10.40%	459.1	1.00%	3.34%	1.00%	3.34%	155%
—	(0.26)	6.82	14.08%	290.7	0.99%	4.14%	1.03%	4.10%	153%

—	(0.26)	6.94	6.91%	158.2	0.70%	3.51%	0.70%	3.51%	91%
—	(0.29)	6.74	(0.19)%	108.3	0.69%	3.56%	0.69%	3.56%	108%
—	(0.43)	7.04	3.90%	116.2	0.69%	3.60%	0.69%	3.60%	137%
—	(0.30)	7.19	10.70%	107.5	0.70%	3.66%	0.70%	3.66%	155%
—	(0.29)	6.77	14.23%	54.2	0.72%	4.47%	0.72%	4.47%	153%

The accompanying Notes to Financial Statements are an integral part of this statement.

ADDITIONAL INFORMATION

(unaudited)

Shareholder Notification of Federal Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distribution in February 2017.

The funds designate the percentage of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and the percentage as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 as follows:

Fund	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Growth and Income Plus	29%	67%
Diversified Income Plus	11%	19%

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at ThriventFunds.com or sec.gov.

Quarterly Schedule of Investments

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at ThriventFunds.com or sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Summary Schedule of Investments

The summary schedule of investments is designed to streamline the report and help investors better focus on a fund’s principal holdings. A complete listing of holdings for a fund in which the summary is included in the shareholder report is available free of charge by calling 1-800-847-4836. It is also available at ThriventFunds.com or sec.gov where it is part of form N-CSR.

Board Approval of Advisory Agreement and Subadvisory Agreements

Both the Investment Company Act of 1940 (the “Investment Company Act”) and the terms of the Advisory and Subadvisory Agreements of the Thrivent Mutual Funds (the “Trust”) require that these agreements be approved annually by the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act (the “Independent Trustees”). The ten-member Board includes eight Independent Trustees, including the Chairman.

At its meeting on November 15-16, 2016, the Board voted unanimously to renew the existing Advisory Agreement, as amended, between the Trust and Thrivent Asset Management, LLC (the “Adviser”) for each series of the Trust (each, a “Fund”). The Board also unanimously approved the Subadvisory Agreements for each of the Funds for which there is an investment subadviser (each a “Subadviser”). The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent, and quality of the services provided by the Advisory Organizations;

ADDITIONAL INFORMATION

(unaudited)

2.	The performance of the Funds;

3.	The advisory fee and net operating expense ratio of each Fund compared to a peer group;

4.	The cost of services provided and profit realized by the Adviser;

5.	The extent to which economies of scale may be realized as the Funds grow;

6.	Whether fee levels reflect these economies of scale for the benefit of the Funds’ shareholders;

7.	Other benefits realized by the Adviser and its affiliates from their relationship with the Trust; and

8.	Any other factors that the Board deemed relevant to its consideration.

In connection with the renewal process, the Contracts Committee of the Board (consisting of all of the Independent Trustees) met on five occasions from May 24 to November 16, 2016 to consider information relevant to the renewal process. The Independent Trustees also retained the services of Management Practice Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included Fund-by-Fund statistical comparisons of the advisory fees, other fees, net operating expenses and performance of each of the Funds in comparison to a peer group of comparable funds; portfolio turnover percentages; brokerage costs; information with respect to services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; asset and flow trends for the Funds; the cost of services and profit realized by the Adviser and its affiliates that provide services to the Funds; and information regarding the types of services furnished to the Funds. The Contracts Committee also received from the Adviser a summary document containing information about each Fund, including its inception date, investment strategy, and the names of Lipper peer groups, custom or other benchmarks, and portfolio managers. The summary document also included information regarding historical changes in certain of the Funds’ information.

The Board received information from the Adviser regarding the personnel providing services to the Funds, including investment management, compliance and administrative personnel. The Board also received monthly reports from the Adviser’s investment management staff with respect to the performance of the Funds. In addition to its review of the information presented to the Board during the contract renewal process, the Board also considered information obtained from management throughout the course of the year. The Board also reviewed information from MPI, including Fund-by-Fund analyses and independent assessment of information relating to the Funds and the agreements.

The Independent Trustees were represented by independent counsel throughout the review process and during executive sessions without management present to consider reapproval of the agreements. As noted above, the Independent Trustees were assisted throughout the process by an independent consultant, MPI. Each Independent Trustee relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented to them. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Trustee may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Funds by the Adviser, transfer agent, administrator and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Funds. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board also considered information relating to the investment experience and qualifications of the Adviser’s portfolio managers and those of the Subadvisers overseeing investments for the Trust.

The Board received reports at each of its quarterly meetings from the Adviser’s Head of Equity Investments and Head of Fixed Income Funds, as supplemented by the Adviser’s Chief Investment Officer, who was also present at all of the meetings. At each quarterly meeting, the Head of Equity Investments and Head of Fixed Income Funds presented information about each

ADDITIONAL INFORMATION

(unaudited)

of the Funds. The Adviser noted that the Head of Equity Investments and Head of Fixed Income Funds monitor the Funds’ risk profiles and that the Adviser had implemented a process to monitor market and relative risks in comparison to the Funds’ Lipper peer groups and market benchmarks. On a schedule agreed to by the Adviser and the Independent Trustees, the Board received presentations from certain Subadvisers regarding their portfolio management services to certain Funds. These reports and presentations gave the Board the opportunity to evaluate the portfolio managers’ abilities and the quality of services they provide to the Funds. The Adviser also reviewed with the Board the services provided by the Subadvisers and its oversight of the Subadvisers. The Adviser and the Trust’s Chief Compliance Officer presented information to the Board describing the portfolio compliance functions performed by the Adviser. The Independent Trustees also met in-person, including in executive session, with and received quarterly reports from the Trust’s Chief Compliance Officer.

The Board considered the depth and quality of the Adviser’s oversight of the Subadvisers. In addition, the Board noted the broad functions that the Adviser performed in support of the subadvised Funds, including, among other things, management of portfolio cash, subadviser expense management and payment, performance and compliance monitoring. The Board noted that investment management staff of the Adviser and the Trust’s Chief Compliance Officer conduct in-person oversight visits of each Subadviser, report the results of the visit to the Board and then follow through with additional inquiry on any questions or concerns that arise during the visit. The Board also noted that, as part of its oversight practice, the Adviser requires the Subadvisers to respond to a variety of compliance checklists and certifications to ensure their ongoing compliance with a subadvised Fund’s policies. The Board noted that the Adviser requires the Subadvisers to complete an annual questionnaire addressing a range of compliance topics. In addition, the Board noted that the Adviser has dedicated personnel responsible for daily monitoring of the Subadvisers’ activities pertaining to the subadvised Funds.

The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Trust pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management teams of the Funds, and explained similarities and differences for how it oversees the Adviser’s teams and the teams of the Subadvisers. In addition, the Adviser noted that its investments in technology and personnel have benefitted the Funds and discussed continued investments in these resources. The Adviser also discussed how it has continued to strengthen its compliance program. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and Subadvisers supported renewal of the Advisory Agreement and Subadvisory Agreements.

Performance of the Funds

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Fund, including net performance, relative performance rankings within each Fund’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, the Head of Equity Investments and Head of Fixed Income Funds reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Funds. The Board considered investment performance for each Fund, to the extent applicable, over the one-, two-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record. Although the Board conducted its review on a Fund-by-Fund basis, it noted that, for the period ended June 30, 2016, the three-year average performance ranking of the Funds’ Class A shares against their Lipper categories was 41% (on a scale of 1-99%, with 1% being the best). The Board noted that, for the period ended June 30, 2016, the three-year average ranking of the Funds’ Class S shares against their Lipper categories was 31% (on a scale of 1-99%, with 1% being the best).

The Board noted that certain Funds did not fit well within a Lipper peer group because of differences between the principal investment strategies of these Funds and funds included in their respective Lipper peer group. In such cases, the Adviser provided additional information regarding these Funds’ performance compared to a customized benchmark that the Adviser believed better represented the investment strategies of such Funds. The Board concluded that the performance of each individual Fund was either satisfactory or that the Adviser had taken appropriate actions in an effort to improve performance.

ADDITIONAL INFORMATION

(unaudited)

Advisory Fees and Fund Expenses

The Board reviewed information prepared by MPI comparing each Fund’s advisory fee with the advisory fee of its peer group. The Board considered both the contractual and effective advisory fees for each of the Funds. The Board noted that the majority of the Funds’ gross advisory fees were near or below the medians of their peer groups, with many in the lowest (i.e., least expensive) quartile. Although the Board conducted its review on a Fund-by-Fund basis, it noted that the average ranking of the Funds’ advisory fees for its Class A shares was 32% and the average ranking of the of the Funds’ advisory fees for its Class S shares was 33% (on a scale of 1-99%, with 1% being the lowest fee). The Board viewed favorably the Adviser’s proposal to provide certain fee waivers and expense limitations for certain Funds and considered the effect of the waivers and limitations in lowering the Funds’ expenses. On the basis of its review, the Board concluded that the advisory fees charged to the Funds for investment management services were reasonable.

The Board also reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group. The Board conducted its review on a Fund-by-Fund basis and noted that all but five Funds (each of which is discussed below) had better total net expense ratios than their peer group medians. The Board further noted that the Funds’ Class A shares had an average ranking of 40% while the Funds’ Class S shares had an average ranking of 23% (on a scale of 1-99%, with 1% being the lowest expenses). With respect to the Thrivent Money Market Fund, the Board noted that the Adviser, like many investment advisers in the industry, continued to waive fees in order to maintain a zero yield. With respect to Thrivent Partner Worldwide Allocation Fund, the Board viewed favorably management’s willingness to institute a fee waiver for the Class S shares and to lower the existing contractual expense cap with respect to the Class A shares. With respect to Thrivent Moderately Aggressive Allocation Fund, Thrivent Aggressive Allocation Fund, and Thrivent Moderate Allocation Fund, the Board noted that management implemented a new simplified fee structure in 2015, which had been approved by shareholders.

Cost of Services and Profitability

The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Funds. The internal audit department (i.e., Business Risk Management) of the Adviser conducted a review of such allocations and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of the Adviser both overall and on a Fund-by-Fund basis. The Board also considered the expense reimbursements and waivers in effect. The Board received a comprehensive presentation that discussed, among other things, profitability benchmarks and trends based on a sample of asset managers, as well as the Adviser’s view of its profitability. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Funds.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that those contracts had been negotiated on an arm’s-length basis between the Adviser and each Subadviser, and that each Subadviser’s separate profitability from its relationship with the Funds was not a material factor in determining whether to renew the Subadvisory Agreements.

Economies of Scale and Breakpoints

The Board considered information regarding the extent to which economies of scale may be realized as a Fund’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fee rates, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Fund’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers and expense limitations by the Adviser, and/or a lower overall fee rate.

ADDITIONAL INFORMATION

(unaudited)

Other Benefits to the Adviser and its Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Trust, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an enhanced reputation as an investment adviser which may help in attracting other clients and investment personnel, and the engagement of affiliates as service providers to the Funds. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers. The Board also considered the research received by the Adviser generated from commission dollars spent on the Funds’ portfolio trading.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Trustees voting separately, approved each of the agreements.

BOARD OF TRUSTEES AND OFFICERS

The following table provides information about the Trustees and Officers of the Trust. The Board is responsible for the management and supervision of the Funds’ business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee overseas each of 21 series of the Trust and also serves as:

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 27 Portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial and Thrivent Life Insurance Company (“TLIC”) and investment options in the retirement plan offered by Thrivent Financial.

•

Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

•	Trustee of Thrivent Core Funds, a registered investment company that only offers its shares to the Trust and Thrivent Series Fund, Inc.

The Trust, Thrivent Series Fund, Inc., Thrivent Cash Management Trust, and Thrivent Core Funds are collectively referred to as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Russell W. Swansen (1957) 2009	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003. Director of Twin Bridge Capital Partners; Invenshure, LLC; Children’s Cancer Research Fund; and Intellectual Takeout.

David S. Royal (1971) 2015	President, Thrivent Mutual Funds, Thrivent Financial since 2015; Vice President and Deputy General Counsel from 2006 to 2015. Director of Fairview Hospital Foundation.
Independent Trustees (2)(3)(4)(5)
Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Janice B. Case (1952) 2011	Retired. Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization (“ERD”) for North America) since 2008.

Robert J. Chersi (1961) 2017	Founder of Chersi Services LLC (consulting firm) since 2012; Executive Director of Center for Global Governance, Reporting & Regulation and Adjunct Professor of Finance and Economics at Pace University since 2013; Helpful Executive in Research (counseling) in the Department of Accounting & Information Systems at Rutgers University since 2013; Chief Financial Officer of Fidelity Investments Financial Services from 2008 to 2012. Director and Chairman of the Audit Committee of Old Mutual Asset Management PLC since 2016; Advisory Board member of the Pace University Lubin School of Business; Trustee of Fidelity Investments Financial Services’ Political Action Committee.

Richard A. Hauser (1943) 2004	Retired. Vice President and Assistant General Counsel, The Boeing Company from 2007 to 2016.

Marc S. Joseph (1960) 2011	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.

Paul R. Laubscher (1956) 2009	Portfolio Manager for U.S. private real estate portfolios of IBM Retirement Funds.

James A. Nussle (1960) 2011	President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009. Advisory Board member of AVISTA Capital Partners and Director of Portfolio Recovery Associates (PRAA).

BOARD OF TRUSTEES AND OFFICERS

Independent Trustees (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Verne O. Sedlacek (1954) 2017	Chief Executive Officer of E&F Advisors LLC (consulting) since 2015; President & Chief Executive Officer of the Commonfund from 2003 to 2015. Director of Association of Governing Boards of Universities and Collleges since 2007; Trustee of Valparaiso University since 2015; Trustee of Museum of American Finance since 2015; Chairman of the Board of Directors of AGB Institutional Strategies since 2016.

Constance L. Souders (1950) 2007	Retired.

Executive Officers (4)
Name (Year of Birth) Position Held With Thrivent	Principal Occupation(s) During the Past Five Years

David S. Royal (1971) President	Vice President, Thrivent Mutual Funds, Thrivent Financial since 2015; Vice President and Deputy General Counsel from 2006 to 2015.

Russell W. Swansen (1957) Chief Investment Officer	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003.

Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting since 2006.

Michael W. Kremenak (1978) Secretary and Chief Legal Officer	Vice President, Thrivent Financial since 2015; Senior Counsel, Thrivent Financial from 2013 to 2015; Vice President and Assistant General Counsel at Nuveen Investments from 2011 to 2013.

Ted S. Dryden (1965) Chief Compliance Officer	Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010.

Janice M. Guimond (1964) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004.

Kathleen M. Koelling (1977) Privacy and Identity Theft and Anti-Money Laundering Officer (6)	Privacy and Identity Theft and Anti-Money Laundering Officer, Thrivent Financial since 2011; Senior Counsel, Thrivent Financial since 2002.

Mark D. Anema (1961) Vice President	Vice President, New Product Management and Development, Thrivent Financial since 2007.

Kathryn A. Stelter (1962) Vice President	Director, Mutual Fund Operations, Thrivent Financial since 2014; Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014.

James M. Odland (1955) Assistant Secretary	Vice President, Managing Counsel, Thrivent Financial since 2005.

Jill M. Forte (1974) Assistant Secretary	Counsel, Thrivent Financial since 2015; Associate Counsel, Ameriprise Financial, Inc. from 2013 to 2015; Manager - Legal Affairs, Ameriprise Financial, Inc. from 2010 to 2013.

Troy A. Beaver (1967) Vice President	Vice President, Mutual Fund Distribution & Sales, Thrivent Financial since 2015; Vice President, Marketing, American Century Investments from 2006 to 2015.

Sarah L. Bergstrom (1977) Assistant Treasurer	Director, Fund Accounting Administration, Thrivent Financial since 2007.

(1)	“Interested Trustee” of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Mr. Swansen and Mr. Royal are considered interested trustees because of their principal occupation with Thrivent Financial.
(2)	Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Trustees serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	Each Trustee oversees 50 portfolios.
(4)	The address for each Trustee and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415.
(5)	The Trustees other than Mr. Swansen and Mr. Royal are not “interested trustees” of the Fund and are referred to as “Independent Trustees.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913.

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THRIVENT MUTUAL FUNDS

4321 North Ballard Road, Appleton, WI 54919-0001

We're listening to you!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at **800-847-4836**. If you wish to revoke householding in the future, you may write to us at 4321 N. Ballard Road, Appleton, WI 54919-0001, or by calling us at **800-847-4836**. We will begin to mail separate regulatory mailings within 30 days of receiving your request.

It's your choice—email, U.S. mail or some of each?

Paperless delivery of documents provides faster access to important information.
An email is sent to you when new documents are available.

Paperless delivery options:

- Prospectuses
- Annual and semiannual reports
- Most billing and contribution notices
- Most contract and account statements
- Most life insurance statements
- Confirmation activity statements
- Annual privacy notice
- *Thrivent* magazine

Go to Thrivent.com/gopaperless to learn more.

Securities offered through Thrivent Distributors, LLC, 625 Fourth Ave. S., Minneapolis, MN 55415, a FINRA member and a wholly owned subsidiary of Thrivent Financial, the marketing name for Thrivent Financial for Lutherans, Appleton, WI.

24042AR R2-17

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Constance L. Souders, an independent trustee, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a) through (d)

Thrivent Growth and Income Plus Fund and Thrivent Diversified Income Plus Fund (each a “Fund” and collectively, the “Funds”) are each a series of Thrivent Mutual Funds, a Massachusetts business trust (the “Trust”). The Trust, as of the date of filing this Form N-CSR, contains a total of 21 series (the “Series”), including the Funds. This Form N-CSR relates to the annual report of each Fund.

The following table presents the aggregate fees billed to the Funds for the respective fiscal years ended December 31, 2015 and December 31, 2016 by the Funds’ independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	12/31/15	12/31/16
Audit Fees	$32,033	$23,478
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$20,484	$11,821
All Other Fees(3)	$130,474	$0

Total	$182,991	$35,299

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The following table presents the aggregate fees billed to all Series of the Trust (other than the Funds) with fiscal years ending on October 31 for the fiscal years ended October 31, 2015 and October 31, 2016 by PwC for professional services rendered for the audit of the annual financial statements of the applicable Series and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$360,289	$398,264
Audit-Related Fees(1)	$0	$16,000
Tax Fees(2)	$145,851	$104,949
All Other Fees(3)	$100,325	$12,629

Total	$606,465	$531,842

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services. The 2015 payments included payments for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards, fees related to the merger of certain series of Thrivent Mutual Funds and certain series of Thrivent Series Fund, Inc., and other tax related work. These figures are also reported in response to Item 4(g) below.

(e)	Registrant’s audit committee charter, adopted in February 2010, provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2016 was for work performed by persons other than full-time permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years set forth below are disclosed in the table below. The disclosed payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards.

Fiscal Year Ended	10/31/15	12/31/15	10/31/16	12/31/16
Registrant(1)	$0	$0	$0	$0
Adviser	$100,325	$130,474	$12,629	$0

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a) The summary schedule of investments for these funds: Growth and Income Plus Fund and Diversified Income Plus Fund, are included as part of the report to shareholders filed under Item 1 of this Form. The schedule of investments for said funds are filed under this Item.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Thrivent Diversified Income Plus Fund and Thrivent Growth and Income Plus Fund:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Thrivent Diversified Income Plus Fund and Thrivent Growth and Income Plus Fund (constituting part of the Thrivent Mutual Funds) (hereafter referred to as the “Funds”) as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights and schedules of investments (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, agent banks, transfer agent and brokers provide a reasonable basis for our opinion.

February 20, 2017

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (11.4%)[a]	Value
Basic Materials (0.7%)
	Arch Coal, Inc., Term Loan
$15,486	10.000%, 10/5/2021	$15,686
	Chemours Company, Term Loan
81,298	3.770%, 5/12/2022	80,739
	Fortescue Metals Group, Ltd., Term Loan
109,468	3.750%, 6/30/2019	109,687
	Ineos US Finance, LLC, Term Loan
182,895	3.750%, 12/15/2020	183,658
	Tronox Pigments BV, Term Loan
142,300	4.500%, 3/19/2020	142,774

	Total	532,544

Capital Goods (0.7%)
	Accudyne Industries, LLC, Term Loan
62,705	4.000%, 12/13/2019	59,190
	Advanced Disposal Services, Inc., Term Loan
75,583	3.500%, 11/10/2023	76,197
	Berry Plastics Group, Inc., Term Loan
117,487	3.500%, 2/8/2020	118,288
	Cortes NP Acquisition Corporation, Term Loan
225,000	6.000%, 11/30/2023	227,813
	Reynolds Group, Inc., Term Loan
54,863	4.250%, 2/5/2023	55,536

	Total	537,024

Communications Services (3.2%)
	Atlantic Broadband Penn, LLC, Term Loan
57,837	3.250%, 11/30/2019	57,981
	Beasley Broadcast Group, Inc., Term Loan
65,000	7.000%, 11/1/2023	65,000
	Birch Communication Inc., Term Loan
82,897	8.250%, 7/17/2020	72,949
	Block Communications, Inc., Term Loan
98,990	4.248%, 11/7/2021	99,856
	Charter Communications Operating, LLC, Term Loan
72,131	3.020%, 7/1/2020	72,432
	Cincinnati Bell, Inc., Term Loan
47,820	4.000%, 9/10/2020	47,931
	CommScope, Inc., Term Loan
108,625	3.270%, 12/29/2022	109,548
	CSC Holdings, LLC, Term Loan
24,671	3.876%, 10/11/2024	24,913
	FairPoint Communications, Inc., Term Loan
100,654	7.500%, 2/14/2019	101,503
	Grande Communications Networks, LLC, Term Loan
88,783	4.500%, 5/29/2020	89,316
	Gray Television, Inc., Term Loan
151,351	3.938%, 6/13/2021	153,432
	Hargray Communications Group, Inc., Term Loan
111,284	4.750%, 6/26/2019	112,490
	Integra Telecom Holdings, Inc., Term Loan
64,056	5.250%, 8/14/2020	64,168
	Intelsat Jackson Holdings SA, Term Loan
39,444	3.750%, 6/30/2019	38,084
	Level 3 Communications, Inc., Term Loan
121,000	4.000%, 8/1/2019	122,603
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
105,000	4.500%, 1/7/2022	104,148
	LTS Buyer, LLC, Term Loan
135,497	4.248%, 4/13/2020	136,133
	NEP/NCP Holdco, Inc., Term Loan
183,541	4.250%, 1/22/2020	184,000
	Nexstar Broadcasting, Inc., Term Loan
115,000	0.000%, 9/26/2023[b,c]	115,898
	Numericable US, LLC, Term Loan
89,687	5.137%, 1/15/2024	90,745
	SBA Senior Finance II, LLC, Term Loan
97,500	3.270%, 3/24/2021	97,927
	TNS, Inc., Term Loan
35,082	5.000%, 2/14/2020	35,378
	Univision Communications, Inc., Term Loan
88,716	4.000%, 3/1/2020	89,159
	WideOpenWest Finance, LLC, Term Loan
124,688	4.500%, 8/18/2023	125,912
	XO Communications, LLC, Term Loan
97,348	4.250%, 3/20/2021	97,591
	Yankee Cable Acquisition, LLC, Term Loan
77,984	4.250%, 3/1/2020	78,016
	Zayo Group, LLC, Term Loan
88,768	3.750%, 5/6/2021	89,669

	Total	2,476,782

Consumer Cyclical (2.1%)
	Amaya BV, Term Loan
159,170	5.000%, 8/1/2021	159,658
	Burlington Coat Factory Warehouse Corporation, Term Loan
87,246	3.510%, 8/13/2021	87,759
	Cengage Learning Acquisitions, Term Loan
139,300	5.250%, 6/7/2023	135,317
	Ceridian HCM Holding, Inc., Term Loan
43,366	4.500%, 9/15/2020	43,022
	Charter Communications Operating, LLC, Term Loan
44,390	3.020%, 1/3/2021	44,563
	Dollar Tree, Inc., Term Loan
34,204	3.250%, 7/6/2022	34,483
	Four Seasons Holdings, Inc., Term Loan
85,000	3.750%, 11/30/2023	85,885
	Golden Nugget, Inc., Term Loan
61,335	4.500%, 11/21/2019	61,948
	Golden Nugget, Inc., Term Loan Delayed Draw
29,066	4.500%, 11/21/2019	29,356
	IMG Worldwide, Inc., Term Loan
92,979	5.250%, 5/6/2021	93,851
75,000	8.250%, 5/6/2022	75,938

The accompanying Notes to Financial Statements are an integral part of this schedule.

1

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (11.4%)[a]	Value
Consumer Cyclical (2.1%) - continued
	KAR Auction Services, Inc., Term Loan
$99,250	4.500%, 3/9/2023	$100,491
	Michaels Stores, Inc., Term Loan
56,093	3.750%, 1/30/2023	56,706
	Mohegan Tribal Gaming Authority, Term Loan
119,700	5.500%, 10/13/2023	120,524
	Scientific Games International, Inc., Term Loan
89,240	6.000%, 10/18/2020	90,374
213,104	6.000%, 10/1/2021	215,636
	Seminole Hard Rock Entertainment, Inc., Term Loan
146,212	3.520%, 5/14/2020	146,943
	Seminole Indian Tribe of Florida, Term Loan
47,581	3.248%, 4/29/2020	47,700

	Total	1,630,154

Consumer Non-Cyclical (1.7%)
	Air Medical Group Holdings, Inc., Term Loan
74,625	5.000%, 4/28/2022	75,698
	CHS/Community Health Systems, Inc., Term Loan
11,104	3.750%, 12/31/2019	10,750
165,088	4.000%, 1/27/2021	159,586
	Endo Luxembourg Finance I Company SARL, Term Loan
99,000	3.813%, 9/26/2022	99,425
	JBS USA, LLC, Term Loan
60,653	3.750%, 5/25/2018	60,703
38,992	3.750%, 9/18/2020	39,309
24,750	4.000%, 10/30/2022	24,956
	Libbey Glass, Inc., Term Loan
116,193	3.750%, 4/9/2021	117,283
	LTF Merger Sub, Inc., Term Loan
73,875	4.250%, 6/10/2022	74,279
	Mallinckrodt International Finance SA, Term Loan
39,595	3.748%, 3/19/2021	39,680
	McGraw-Hill Global Education Holdings, LLC, Term Loan
114,425	5.000%, 5/4/2022	114,443
	MultiPlan, Inc., Term Loan
37,118	5.000%, 6/7/2023	37,735
	Ortho-Clinical Diagnostics, Inc., Term Loan
126,985	4.750%, 6/30/2021	125,760
	Valeant Pharmaceuticals International, Inc., Term Loan
335,069	5.500%, 4/1/2022[b,c]	335,133

	Total	1,314,740

Energy (0.5%)
	Energy Solutions, LLC, Term Loan
50,358	6.750%, 5/29/2020	50,673
	Exgen Renewables I, LLC, Term Loan
31,177	5.250%, 2/8/2021	31,372
	Houston Fuel Oil Terminal, LLC, Term Loan
59,543	4.250%, 8/19/2021	59,097
	McJunkin Red Man Corporation, Term Loan
44,905	5.000%, 11/8/2019	45,073
	MEG Energy Corporation, Term Loan
68,506	3.750%, 3/31/2020	66,451
	Pacific Drilling SA, Term Loan
66,585	4.500%, 6/3/2018	23,371
	Targa Resources Partners, LP, Term Loan
40,000	5.750%, 2/27/2022	40,200
	Western Refining, Inc., Term Loan
39,592	5.250%, 11/12/2020	39,765
14,900	5.500%, 6/23/2023	14,974

	Total	370,976

Financials (0.7%)
	Delos Finance Sarl, Term Loan
80,000	3.748%, 3/6/2021	80,514
	DJO Finance, LLC, Term Loan
59,250	4.250%, 6/7/2020	56,788
	Harland Clarke Holdings Corporation, Term Loan
42,028	7.000%, 5/22/2018	42,041
76,000	7.000%, 12/31/2019	76,285
	MoneyGram International, Inc., Term Loan
97,375	4.250%, 3/27/2020	96,077
	Sable International Finance, Ltd., Term Loan
45,000	5.748%, 1/3/2023[b,c]	45,535
	TransUnion, LLC, Term Loan
58,351	3.520%, 4/9/2021	58,820
	WaveDivision Holdings, LLC, Term Loan
109,085	4.000%, 10/15/2019	109,658

	Total	565,718

Technology (1.4%)
	Avago Technoligies Cayman Finance, Ltd., Term Loan
144,701	3.704%, 2/1/2023	146,691
	First Data Corporation, Term Loan
182,795	3.756%, 3/24/2021	184,852
86,648	3.756%, 7/8/2022	87,532
	NXP BV, Term Loan
69,825	3.270%, 12/7/2020	70,139
	ON Semiconductor Corporation, Term Loan
204,488	4.020%, 3/31/2023	206,970
	Rackspace Hosting, LLC, Term Loan
60,000	4.500%, 12/20/2023	60,725
	RP Crown Parent, LLC, Term Loan
90,000	4.500%, 10/12/2023	90,877
	SS&C European Holdings SARL, Term Loan
36,507	4.001%, 7/8/2022	36,987
3,725	4.002%, 7/8/2022	3,774
	Western Digital Corporation, Term Loan
174,125	4.520%, 4/29/2023	176,791

	Total	1,065,338

Transportation (0.2%)
	OSG Bulk Ships, Inc., Term Loan
75,144	5.250%, 8/5/2019	73,172
	XPO Logistics, Inc., Term Loan
84,917	4.250%, 11/1/2021	85,952

	Total	159,124

The accompanying Notes to Financial Statements are an integral part of this schedule.

2

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (11.4%)[a]	Value
Utilities (0.2%)
	Calpine Corporation, Term Loan
$75,000	0.000%, 1/15/2024[b,c]	$75,281
	Intergen NV, Term Loan
54,050	5.500%, 6/12/2020	52,338
	Talen Energy Supply, LLC, Term Loan
53,570	6.000%, 12/6/2023	54,240

	Total	181,859

	Total Bank Loans (cost $8,797,620)	8,834,259

Shares	Common Stock (63.2%)
Consumer Discretionary (10.2%)
1,530	Amazon.com, Inc.[d]	1,147,301
10,530	American Axle & Manufacturing Holdings, Inc.[d]	203,229
3,190	Aramark	113,947
870	AutoZone, Inc.[d]	687,117
2,880	Berkeley Group Holdings plc	99,559
420	Brembo SPA	25,408
4,000	Bridgestone Corporation	143,923
2,615	Bunzl plc	67,889
2,370	Burlington Stores, Inc.[d]	200,857
600	Canon Marketing Japan, Inc.	10,075
2,016	Cedar Fair, LP	129,427
11,028	Comcast Corporation	761,483
4,100	Denso Corporation	177,352
4,066	Eutelsat Communications	78,627
7,020	Ford Motor Company	85,153
4,300	Fuji Heavy Industries, Ltd.	175,201
2,920	General Motors Company	101,733
1,100	Hakuhodo Dy Holdings, Inc.	13,545
10,600	Honda Motor Company, Ltd.	309,470
5,700	Inchcape plc	49,259
729	Intertek Group plc	31,244
361	Linamar Corporation	15,511
397	LVMH Moet Hennessy Louis Vuitton SE	75,697
3,110	Newell Brands, Inc.	138,862
300	Nifco, Inc.	15,807
12,950	NIKE, Inc.	658,249
353	Nokian Renkaat Oyj	13,124
1,900	Panasonic Corporation	19,270
4,636	Persimmon plc	101,147
652	Publicis Groupe SA	44,926
540	Restaurant Brands International, Inc.	25,736
2,421	Restoration Hardware Holdings, Inc.[d]	74,325
200	RTL Group SA	14,653
800	Sekisui Chemical Company, Ltd.	12,735
4,864	Starbucks Corporation	270,049
4,500	Sumitomo Forestry Company, Ltd.	59,433
3,000	Sumitomo Rubber Industries, Ltd.	47,467
200	Swatch Group AG	12,206
12,610	Time, Inc.	225,088
5,830	Toll Brothers, Inc.[d]	180,730
2,470	Tractor Supply Company	187,251
71	Valora Holding AG	20,168
7,370	Walt Disney Company	768,101
280	Whirlpool Corporation	50,896
500	Whitbread plc	23,259
3,340	Wolters Kluwer NV	120,805
2,723	WPP plc	60,596
1,500	Yokohama Rubber Company, Ltd.	26,813

	Total	7,874,703

Consumer Staples (2.9%)
4,430	AdvancePierre Foods Holdings, Inc.	131,925
2,300	Axfood AB	36,117
9,474	Coca-Cola Amatil, Ltd.	69,094
3,900	Coca-Cola HBC AG	84,924
800	Ebro Foods SA	16,743
436	Henkel AG & Company KGaA	45,376
5,952	Imperial Brands plc	259,393
800	Jeronimo Martins SGPS SA	12,408
315	Kesko Oyj	15,720
2,000	Kewpie Corporation	48,508
1,000	Kirin Holdings Company, Ltd.	16,231
13,992	Koninklijke Ahold Delhaize NV	294,714
2	Lindt & Spruengli AG	10,349
1,200	Nestle SA	85,965
5,240	Philip Morris International, Inc.	479,408
1,000	Suedzucker AG	23,837
3,835	Tate & Lyle plc	33,375
230	Universal Corporation	14,662
4,030	Walgreens Boots Alliance, Inc.	333,523
7,390	Whole Foods Market, Inc.	227,316
7,300	William Morrison Supermarkets plc	20,734

	Total	2,260,322

Energy (4.1%)
280	Arch Coal, Inc.[d]	21,854
90,291	BP plc	565,535
2,900	Concho Resources, Inc.[d]	384,540
400	Contura Energy, Inc.[d]	28,400
1,955	Crescent Point Energy Corporation	26,573
6,880	Devon Energy Corporation	314,210
2,600	Galp Energia SGPS SA	38,762
7,280	Halliburton Company	393,775
2,668	John Wood Group plc	28,810
3,439	OMV AG	121,238
3,795	Petrofac, Ltd.	40,613
2,320	Pioneer Natural Resources Company	417,762
3,530	Range Resources Corporation	121,291
3,033	Royal Dutch Shell plc	82,727
769	Royal Dutch Shell plc, Class A	21,227
7,131	Royal Dutch Shell plc, Class B	204,888
2,988	Statoil ASA	54,536
284	Tecnicas Reunidas SA	11,615
3,013	Total SA	154,544
3,013	Total SA Rights[d,e]	52
170	Vantage Drilling International[d]	17,170
10,690	WPX Energy, Inc.[d]	155,753

	Total	3,205,875

Financials (9.3%)
18,967	Aberdeen Asset Management plc	59,970
1,160	Affiliated Managers Group, Inc.[d]	168,548
8,250	Apollo Investment Corporation	48,345
3,800	Ares Capital Corporation	62,662
3,954	ASX, Ltd.	141,653
6,574	Australia & New Zealand Banking Group, Ltd.	143,913
42,790	Bank of America Corporation	945,659
8,071	Bank of East Asia, Ltd.	30,812
349	Bank of Montreal	25,102
5,140	Bank of Nova Scotia	286,200
4,040	Bank of the Ozarks, Inc.	212,464
710	Canadian Imperial Bank of Commerce	57,936
3,000	Chiba Bank, Ltd.	18,390
1,593	CI Financial Corporation	34,253
6,045	CNP Assurances	111,889
2,513	Danske Bank AS	76,028
16,692	Direct Line Insurance Group plc	75,968

The accompanying Notes to Financial Statements are an integral part of this schedule.

3

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Shares	Common Stock (63.2%)	Value
Financials (9.3%) - continued
10,150	Encore Capital Group, Inc.[d]	$290,797
1,900	Erste Group Bank AG	55,551
20,647	FlexiGroup, Ltd.	33,602
24,000	Fukuoka Financial Group, Inc.	106,440
2,186	Genworth MI Canada, Inc.	54,803
3,670	Goldman Sachs Group, Inc.	878,781
2,300	Hang Seng Bank, Ltd.	42,653
1,269	Hannover Rueckversicherung SE	137,087
19,075	Henderson Group plc	55,054
23,732	HSBC Holdings plc	191,485
777	Intact Financial Corporation	55,614
2,270	Intercontinental Exchange, Inc.	128,073
15,460	KeyCorp	282,454
1,781	Macquarie Group, Ltd.	111,566
37,801	Mapfre SA	115,146
48,800	Mizuho Financial Group, Inc.	87,573
900	MS and AD Insurance Group Holdings, Inc.	27,871
5,583	National Bank of Canada	226,746
5,486	Nordea Bank AB	60,788
1,749	Power Corporation of Canada	39,145
2,200	Raymond James Financial, Inc.	152,394
8,500	Resona Holdings, Inc.	43,563
456	Schroders plc	16,748
4,000	Seven Bank, Ltd.	11,437
2,235	Swiss Re AG	211,460
14,730	Synchrony Financial	534,257
4,100	T&D Holdings, Inc.	54,109
257	TMX Group, Ltd.	13,690
5,968	United Overseas Bank, Ltd.	83,844
7,262	Westpac Banking Corporation	170,468
5,270	XL Group, Ltd.	196,360
4,500	Zions Bancorporation	193,680
151	Zurich Insurance Group AGd	41,498

	Total	7,204,529

Health Care (6.1%)
3,090	Acadia Healthcare Company, Inc.[d]	102,279
4,950	Akorn, Inc.[d]	108,058
1,850	Allergan plc[d]	388,518
1,317	AstraZeneca plc	71,919
8,330	Bristol-Myers Squibb Company	486,805
2,078	CAE, Inc.	29,066
5,260	Celgene Corporation[d]	608,845
1,410	Essilor International SA	159,088
3,093	GlaxoSmithKline plc	59,412
1,464	Hikma Pharmaceuticals plc	34,123
3,980	Hologic, Inc.[d]	159,678
300	Lonza Group AG	51,849
8,240	Medtronic plc	586,935
11,660	Merck & Company, Inc.	686,424
1,000	Merck KGaA	104,121
6,218	Novartis AG	452,195
3,100	Novo Nordisk AS	111,204
339	Roche Holding AG-Genusschein	77,276
830	Teleflex, Inc.	133,755
2,900	Vertex Pharmaceuticals, Inc.[d]	213,643
1,010	Waters Corporation[d]	135,734

	Total	4,760,927

Industrials (7.1%)
11	A P Moller - Maersk AS	17,534
3,386	ABB, Ltd.	71,247
2,040	Acuity Brands, Inc.	470,954
2,155	Adecco SA	140,672
11,600	Air New Zealand, Ltd.	17,666
7,000	Asahi Glass Company, Ltd.	47,493
500	Atlas Copco Aktiebolag	15,168
958	Berendsen plc	10,271
2,000	Dai Nippon Printing Company, Ltd.	19,733
3,460	Delta Air Lines, Inc.	170,197
1,620	Deutsche Post AG	53,128
900	DSV AS	39,969
12,158	El Al Israel Airlines, Ltd.	8,040
1,320	Equifax, Inc.	156,064
106	Flughafen Zuerich AG	19,643
600	Fraport AG Frankfurt Airport Services Worldwide	35,405
1,700	Fuji Machine Manufacturing Company, Ltd.	19,409
700	Hitachi Transport System, Ltd.	14,182
264	Hochtief AG	36,858
4,260	Illinois Tool Works, Inc.	521,680
1,200	Inaba Denki Sangyo Company, Ltd.	41,256
17,000	ITOCHU Corporation	225,093
8,730	Jacobs Engineering Group, Inc.[d]	497,610
800	Jardine Matheson Holdings, Ltd.	44,200
4,200	KITZ Corporation	22,931
2,000	Komatsu, Ltd.	45,300
3,970	KONE Oyj	177,394
947	Koninklijke Boskalis Westminster NV	32,854
2,600	Marubeni Corporation	14,706
3,050	Masonite International Corporation[d]	200,690
6,872	Meggitt plc	38,808
1,450	Middleby Corporation[d]	186,774
1,800	MIRAIT Holdings Corporation	16,222
1,300	Mitsubishi Corporation	27,610
6,500	Mitsubishi Electric Corporation	90,410
4,000	Mitsubishi Heavy Industries, Ltd.	18,184
2,000	Mitsuboshi Belting, Ltd.	17,007
900	Mitsui & Company, Ltd.	12,332
2,525	National Express Group plc	11,003
3,200	Nitto Kogyo Corporation	43,568
1,000	Okuma Corporation	9,514
2,940	Oshkosh Corporation	189,953
1,084	Philips Lighting NVd,f	26,701
831	Randstad Holding NV	45,013
1,547	RELX NV	26,020
105	Rieter Holding AG	18,261
3,993	Rolls-Royce Holdings plc[d]	32,797
1,700	Sanwa Holdings Corporation	16,169
257	Schindler Holding AG, Participation Certificate	45,261
352	Schneider Electric SE	24,453
1,803	Siemens AG	220,760
897	Skanska AB	21,119
3,131	SKF AB	57,411
2,700	Smiths Group plc	47,000
9,500	Sojitz Corporation	23,001
366	Sulzer, Ltd.	37,677
6,060	Union Pacific Corporation	628,301
2,351	Vinci SA	159,926
1,740	WABCO Holdings, Inc.[d]	184,701
535	Wolseley plc	32,660
719	WSP Global, Inc.	23,932
600	Yuasa Trading Company, Ltd.	14,946

	Total	5,534,841

Information Technology (9.4%)
860	Alliance Data Systems Corporation	196,510
720	Alphabet, Inc., Class Ad	570,564
381	Alphabet, Inc., Class Cd	294,063
7,310	Apple, Inc.	846,644
1,700	Canon, Inc.	47,876

The accompanying Notes to Financial Statements are an integral part of this schedule.

4

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Shares	Common Stock (63.2%)	Value
Information Technology (9.4%) - continued
1,008	Capital Power Corporation	$17,440
500	DTS Corporation	10,636
4,780	Facebook, Inc.[d]	549,939
6,030	Finisar Corporation[d]	182,528
3,700	FUJIFILM Holdings NPV	140,103
6,470	Juniper Networks, Inc.	182,842
1,900	Konica Minolta Holdings, Inc.	18,830
8,520	Microsoft Corporation	529,433
1,700	NEC Networks & System Integration Corporation	30,650
500	Nice, Ltd.	34,306
1,200	Nichicon Corporation	10,449
300	NTT Data Corporation	14,493
65	NVIDIA Corporation	6,938
2,770	Palo Alto Networks, Inc.[d]	346,388
18,990	Pandora Media, Inc.[d]	247,630
12,010	PayPal Holdings, Inc.[d]	474,035
3,120	Plantronics, Inc.	170,851
12,790	Pure Storage, Inc.[d]	144,655
100	Rohm Company, Ltd.	5,737
600	Ryosan Company, Ltd.	18,089
4,310	Salesforce.com, Inc.[d]	295,063
209	SAP SE	18,080
900	Seagate Technology plc	34,353
497	Software AG	18,013
3,707	Telefonaktiebolaget LM Ericsson	21,727
500	Tokyo Electron, Ltd.	47,025
3,810	Twitter, Inc.[d]	62,103
5,090	Vantiv, Inc.[d]	303,466
8,650	Visa, Inc.	674,873
11,840	Xilinx, Inc.	714,781

	Total	7,281,113

Materials (2.6%)
800	Adeka Corporation	10,853
1,509	APERAM	68,865
510	Ashland Global Holdings, Inc.	55,738
1,195	BHP Billiton plc	19,028
17,720	BHP Billiton, Ltd.	317,452
12,335	BlueScope Steel, Ltd.	81,979
439	Croda International plc	17,266
1,300	Crown Holdings, Inc.[d]	68,341
7,100	Daicel Corporation	78,058
1,640	Domtar Corporation	64,009
680	Eagle Materials, Inc.	67,000
4,500	Evonik Industries AG	134,140
1,040	FMC Corporation	58,822
12	Givaudan SA	21,962
1,300	JSR Corporation	20,462
3,130	Kinross Gold Corporation[d]	9,734
4,700	Kuraray Company, Ltd.	70,479
1,100	Kyoei Steel, Ltd.	20,914
281	LafargeHolcim, Ltd.	14,750
5,700	Mitsubishi Chemical Holdings Corporation	36,854
1,000	Mitsubishi Gas Chemical Company, Inc.	17,039
700	Mitsubishi Materials Corporation	21,411
200	Nippon Shokubai Company, Ltd.	12,455
20,160	Norsk Hydro ASA	96,218
2,167	Nufarm, Ltd.	14,279
5,997	Orora, Ltd.	12,897
1,080	Packaging Corporation of America	91,606
730	PPG Industries, Inc.	69,175
531	Rio Tinto, Ltd.	22,749
2,930	Steel Dynamics, Inc.	104,249
400	Sumitomo Seika Chemicals Company, Ltd.	15,665
2,100	Toagosei Company, Ltd.	20,612
2,000	Tosoh Corporation	14,108
3,199	UPM-Kymmene Oyj	78,234
1,679	Verso Corporation[d]	11,921
600	Yamato Kogyo Company, Ltd.	16,734
3,680	Yara International ASA	144,768
400	Yodogawa Steel Works, Ltd.	10,425

	Total	2,011,251

Real Estate (9.6%)
650	Acadia Realty Trust	21,242
300	Agree Realty Corporation	13,815
2,892	Alexandria Real Estate Equities, Inc.	321,388
900	American Campus Communities, Inc.	44,793
1,400	American Homes 4 Rent	29,372
1,400	Apartment Investment & Management Company	63,630
1,200	Apple Hospitality REIT, Inc.	23,976
900	AvalonBay Communities, Inc.	159,435
400	Bluerock Residential Growth REIT, Inc.	5,488
1,621	Boston Properties, Inc.	203,889
1,200	Brandywine Realty Trust	19,812
10,578	Brixmor Property Group, Inc.	258,315
3,240	Camden Property Trust	272,387
11,300	CapitaLand Retail China Trust[d]	10,690
625	Care Capital Properties, Inc.	15,625
356	Chesapeake Lodging Trust	9,206
700	CoreCivic, Inc.	17,122
250	CoreSite Realty Corporation	19,843
700	Corporate Office Properties Trust	21,854
2,456	Cousins Properties, Inc.	20,901
1,830	Crown Castle International Corporation	158,789
1,600	CubeSmart	42,832
750	CyrusOne, Inc.	33,548
100	Daito Trust Construction Company, Ltd.	15,034
700	DCT Industrial Trust, Inc.	33,516
2,200	DDR Corporation	33,594
16,100	DEXUS Property Group	111,689
772	DiamondRock Hospitality Company	8,901
1,118	Digital Realty Trust, Inc.	109,855
700	Douglas Emmett, Inc.	25,592
12,380	Duke Realty Corporation	328,813
350	DuPont Fabros Technology, Inc.	15,376
121	EastGroup Properties, Inc.	8,935
400	Education Realty Trust, Inc.	16,920
456	EPR Properties	32,727
680	Equinix, Inc.	243,039
800	Equity Commonwealth[d]	24,192
700	Equity Lifestyle Properties, Inc.	50,470
600	Equity One, Inc.	18,414
3,418	Equity Residential	219,982
500	Essex Property Trust, Inc.	116,250
950	Extra Space Storage, Inc.	73,378
400	Federal Realty Investment Trust	56,844
700	First Industrial Realty Trust, Inc.	19,635
1,478	Forest City Realty Trust, Inc.	30,802
1,200	Gaming and Leisure Properties, Inc.	36,744
4,139	General Growth Properties, Inc.	103,392
500	GEO Group, Inc.	17,965
1,800	Gramercy Property Trust	16,524
4,839	H&R Real Estate Investment Trust	80,623
1,161	Hamborner REIT AG	11,044

The accompanying Notes to Financial Statements are an integral part of this schedule.

5

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Shares	Common Stock (63.2%)	Value
Real Estate (9.6%) - continued
3,100	HCP, Inc.	$92,132
900	Healthcare Realty Trust, Inc.	27,288
1,250	Healthcare Trust of America, Inc.	36,388
1,000	Highwoods Properties, Inc.	51,010
1,200	Hospitality Properties Trust	38,088
5,070	Host Hotels & Resorts, Inc.	95,519
800	Hudson Pacific Properties, Inc.	27,824
19,000	Hysan Development Company, Ltd.	78,357
1,500	Iron Mountain, Inc.	48,720
600	Kilroy Realty Corporation	43,932
3,400	Kimco Realty Corporation	85,544
467	Lamar Advertising Company	31,401
700	LaSalle Hotel Properties	21,329
1,000	Liberty Property Trust	39,500
313	Life Storage, Inc.	26,686
2,000	Link REIT	12,966
1,075	Macerich Company	76,153
600	Mack-Cali Realty Corporation	17,412
2,200	Medical Properties Trust, Inc.	27,060
734	Mid-America Apartment Communities, Inc.	71,873
500	National Health Investors, Inc.	37,085
1,600	National Retail Properties, Inc.	70,720
713	National Storage Affiliates Trust	15,736
74,628	New World Development Company, Ltd.	78,629
1,150	NorthStar Realty Finance Corporation	17,422
1,000	Omega Healthcare Investors, Inc.	31,260
800	Outfront Media, Inc.	19,896
307	Parkway, Inc.[d]	6,831
400	Pebblebrook Hotel Trust	11,900
1,550	Physicians Realty Trust	29,388
300	Piedmont Office Realty Trust, Inc.	6,273
5,295	Prologis, Inc.	279,523
1,368	Public Storage, Inc.	305,748
339	QTS Realty Trust, Inc.	16,831
620	Quality Care Properties, Inc.[d]	9,610
1,270	Realty Income Corporation	73,000
1,000	Regency Centers Corporation	68,950
650	Retail Opportunity Investments Corporation	13,735
1,200	Retail Properties of America, Inc.	18,396
1,095	RLJ Lodging Trust	26,817
1,123	Senior Housing Property Trust	21,258
3,009	Simon Property Group, Inc.	534,609
700	SL Green Realty Corporation	75,285
5,100	Spirit Realty Captial, Inc.	55,386
29,270	Stockland	96,699
1,295	Store Capital Corporation	31,999
1,108	Summit Hotel Properties, Inc.	17,761
500	Sun Communities, Inc.	38,305
1,000	Sun Hung Kai Properties, Ltd.	12,592
1,421	Sunstone Hotel Investors, Inc.	21,670
733	Tanger Factory Outlet Centers, Inc.	26,227
450	Taubman Centers, Inc.	33,268
1,900	UDR, Inc.	69,312
600	Urban Edge Properties	16,506
200	Urstadt Biddle Properties, Inc.	4,822
2,350	Ventas, Inc.	146,922
4,942	VEREIT, Inc.	41,809
1,950	Vornado Realty Trust	203,521
800	Washington Prime Group, Inc.	8,328
800	Weingarten Realty Investors	28,632
2,349	Welltower, Inc.	157,219
2,000	Wharf Holdings, Ltd.	13,248
2,000	Wheelock and Company, Ltd.	11,224
19,200	Wing Tai Holdings, Ltd.	21,030
400	WP Carey, Inc.	23,636

	Total	7,446,402

Telecommunications Services (0.9%)
2,660	Elisa Oyj	86,348
2,363	Freenet AG	66,411
40,101	KCOM Group plc	46,826
10,202	Koninklijke (Royal) KPN NV	30,169
2,400	Nippon Telegraph & Telephone Corporation	101,028
2,600	NTT DOCOMO, Inc.	59,138
47,774	PCCW, Ltd.	25,826
1,093	Proximus SA	31,420
4,400	Telefonica Deutschland Holding AG	18,807
2,709	Telenor ASA	40,437
597	Vivendi SA	11,323
6,540	Zayo Group Holdings, Inc.[d]	214,904

	Total	732,637

Utilities (1.0%)
899	ATCO, Ltd.	29,903
14,700	Centrica plc	42,337
20,000	Electricidade de Portugal SA	60,871
9,234	MDU Resources Group, Inc.	265,662
2,886	NorthWestern Corporation	164,127
24,000	Osaka Gas Company, Ltd.	92,089
13,500	Redes Energeticas Nacionais SGPS SA	38,303
2,000	Toho Gas Company, Ltd.	16,244
2,300	United Utilities Group plc	25,494

	Total	735,030

	Total Common Stock (cost $46,316,324)	49,047,630

Principal Amount	Long-Term Fixed Income (17.7%)
Asset-Backed Securities (0.1%)
	Marlette Funding Trust
$73,591	3.060%, 1/17/2023, Series 2016-1A, Class A*	73,573
	Vericrest Opportunity Loan Transferee
21,980	3.500%, 6/26/2045, Series 2015-NPL9, Class A1[f]	21,935

	Total	95,508

Basic Materials (0.4%)
	Albemarle Corporation
14,000	3.000%, 12/1/2019	14,311
	Alcoa Nederland Holding BV
15,000	6.750%, 9/30/2024[f]	16,275
	ArcelorMittal SA
45,000	6.500%, 3/1/2021	49,275
	Dow Chemical Company
8,000	8.550%, 5/15/2019	9,165
	First Quantum Minerals, Ltd.
60,000	7.000%, 2/15/2021[f]	59,676
	Glencore Funding, LLC
10,000	1.940%, 4/16/2018[f,g]	9,887
	LyondellBasell Industries NV
8,000	5.000%, 4/15/2019	8,446
	Newmont Mining Corporation, Convertible
30,000	1.625%, 7/15/2017	30,581
	NOVA Chemicals Corporation
35,516	5.250%, 8/1/2023[f]	35,871

The accompanying Notes to Financial Statements are an integral part of this schedule.

6

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (17.7%)	Value
Basic Materials (0.4%) - continued
	Royal Gold, Inc., Convertible
$20,000	2.875%, 6/15/2019	$21,125
	RPM International, Inc., Convertible
40,000	2.250%, 12/15/2020	47,875

	Total	302,487

Capital Goods (0.5%)
	AECOM
55,000	5.875%, 10/15/2024	58,719
	Building Materials Corporation of America
55,000	6.000%, 10/15/2025[f]	57,887
	Cemex SAB de CV
60,000	5.700%, 1/11/2025[f]	60,450
	Crown Americas Capital Corporation IV
45,000	4.500%, 1/15/2023	45,900
	General Electric Company
16,000	5.000%, 1/21/2021[h]	16,603
	Lockheed Martin Corporation
10,000	2.500%, 11/23/2020	10,077
	Reynolds Group Issuer, Inc.
60,000	5.125%, 7/15/2023[f]	60,975
	Roper Industries, Inc.
9,000	2.050%, 10/1/2018	9,029
	United Rentals North America, Inc.
60,000	5.500%, 7/15/2025	61,200

	Total	380,840

Collateralized Mortgage Obligations (2.0%)
	Alternative Loan Trust
131,568	5.500%, 10/25/2035, Series 2005-47CB, Class A7	112,183
	Angel Oak Mortgage Trust
22,568	4.500%, 11/25/2045, Series 2015-1, Class A*,i	22,699
	Banc of America Alternative Loan Trust
47,256	6.000%, 11/25/2035, Series 2005-10, Class 3CB1	41,690
	CHL Mortgage Pass-Through Trust
70,078	2.919%, 1/25/2036, Series 2005-31, Class 4A2	62,432
	Citigroup Mortgage Loan Trust, Inc.
21,802	3.037%, 3/25/2037, Series 2007-AR4, Class 2A1A	18,557
	CitiMortgage Alternative Loan Trust
75,532	5.750%, 4/25/2037, Series 2007-A4, Class 1A5	64,714
	Countrywide Alternative Loan Trust
68,878	6.500%, 8/25/2036, Series 2006-23CB, Class 2A3	46,456
	Countrywide Home Loan Mortgage Pass Through Trust
105,751	3.155%, 11/25/2035, Series 2005-22, Class 2A1	86,712
	Credit Suisse First Boston Mortgage Securities Corporation
46,261	5.250%, 10/25/2035, Series 2005-9, Class 1A3	44,706
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
48,529	5.500%, 11/25/2035, Series 2005-5, Class 1A4	48,733
	J.P. Morgan Alternative Loan Trust
119,126	6.500%, 3/25/2036, Series 2006-S1, Class 1A19	103,975
	J.P. Morgan Mortgage Trust
67,991	2.834%, 6/25/2035, Series 2005-A3, Class 3A4	67,527
64,872	3.077%, 6/25/2035, Series 2005-A3, Class 4A1	65,111
50,150	3.247%, 8/25/2035, Series 2005-A5, Class 1A2	49,728
70,004	3.186%, 1/25/2037, Series 2006-A7, Class 2A2	62,683
	MortgageIT Trust
58,030	1.016%, 12/25/2035, Series 2005-5, Class A1[g]	53,557
	New York Mortgage Trust
59,547	3.112%, 5/25/2036, Series 2006-1, Class 2A3	53,583
	Residential Accredit Loans, Inc. Trust
58,664	5.750%, 9/25/2035, Series 2005-QS13, Class 2A3	52,384
	Residential Funding Mortgage Security I Trust
50,463	5.750%, 2/25/2036, Series 2006-S2, Class A1	46,930
66,368	6.000%, 7/25/2037, Series 2007-S7, Class A20	61,152
	Sequoia Mortgage Trust
37,052	3.280%, 9/20/2046, Series 2007-1, Class 4A1	30,049
	Structured Adjustable Rate Mortgage Loan Trust
77,430	3.364%, 9/25/2035, Series 2005-18, Class 1A1	63,415
	Structured Asset Mortgage Investments, Inc.
122,379	1.066%, 12/25/2035, Series 2005-AR4, Class A1[g]	89,394
	WaMu Mortgage Pass Through Certificates
109,742	1.307%, 1/25/2047, Series 2006-AR19, Class 1Ag	85,591
	Wells Fargo Mortgage Backed Securities Trust
49,089	3.003%, 3/25/2036, Series 2006-AR2, Class 2A1	48,971
47,890	3.037%, 7/25/2036, Series 2006-AR10, Class 2A1	46,857
39,283	6.000%, 7/25/2037, Series 2007-8, Class 1A16	38,807

	Total	1,568,596

Communications Services (0.9%)
	America Movil SAB de CV
8,000	5.000%, 10/16/2019	8,569
	American Tower Corporation
10,000	2.800%, 6/1/2020	10,000
	AT&T, Inc.
8,000	5.875%, 10/1/2019	8,739
10,000	1.928%, 6/30/2020[g]	10,054
15,000	2.800%, 2/17/2021	14,869
	British Sky Broadcasting Group plc
14,000	2.625%, 9/16/2019[f]	14,051
	CCOH Safari, LLC
60,000	5.750%, 2/15/2026[f]	62,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

7

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (17.7%)	Value
Communications Services (0.9%) - continued
	CenturyLink, Inc.
$30,000	6.450%, 6/15/2021	$31,575
	Charter Communications Operating, LLC
15,000	3.579%, 7/23/2020	15,293
5,000	4.464%, 7/23/2022	5,220
	Clear Channel Worldwide Holdings, Inc.
50,000	6.500%, 11/15/2022	51,125
	Columbus International, Inc.
50,000	7.375%, 3/30/2021[f]	53,207
	Crown Castle International Corporation
5,000	3.400%, 2/15/2021	5,070
10,000	2.250%, 9/1/2021	9,665
	CSC Holdings, LLC
5,000	5.500%, 4/15/2027[f]	5,062
	Digicel, Ltd.
53,677	6.000%, 4/15/2021*	48,535
	FairPoint Communications, Inc.
60,000	8.750%, 8/15/2019[f]	62,625
	Frontier Communications Corporation
55,000	8.875%, 9/15/2020	58,575
	Neptune Finco Corporation
35,000	10.875%, 10/15/2025[f]	41,650
	Orange SA
10,000	1.625%, 11/3/2019	9,846
	SFR Group SA
50,000	6.000%, 5/15/2022[f]	51,312
	Sprint Corporation
60,000	7.625%, 2/15/2025	63,075
	Telefonica Emisiones SAU
9,000	3.192%, 4/27/2018	9,128
	T-Mobile USA, Inc.
25,000	6.633%, 4/28/2021	26,094
	Verizon Communications, Inc.
27,000	2.625%, 2/21/2020	27,242
12,000	4.500%, 9/15/2020	12,832

	Total	715,513

Consumer Cyclical (0.9%)
	Allison Transmission, Inc.
50,000	5.000%, 10/1/2024[f]	50,500
	Brookfield Residential Properties, Inc.
60,000	6.125%, 7/1/2022[f]	60,300
	Cinemark USA, Inc.
28,000	4.875%, 6/1/2023	28,350
	Daimler Finance North America, LLC
7,000	1.875%, 1/11/2018[f]	7,009
	eBay, Inc.
10,000	2.500%, 3/9/2018	10,087
	ERAC USA Finance, LLC
12,000	2.350%, 10/15/2019[f]	11,984
	Ford Motor Credit Company, LLC
13,000	5.000%, 5/15/2018	13,507
14,000	2.597%, 11/4/2019	13,972
	General Motors Financial Company, Inc.
10,000	3.150%, 1/15/2020	10,057
21,000	4.375%, 9/25/2021	21,764
	Home Depot, Inc.
5,000	1.333%, 9/15/2017[g]	5,008
10,000	2.625%, 6/1/2022	10,038
	KB Home
22,000	4.750%, 5/15/2019	22,440
	L Brands, Inc.
30,000	6.625%, 4/1/2021	33,675
	Lennar Corporation
60,000	4.750%, 11/15/2022	61,500
	Live Nation Entertainment, Inc.
60,000	5.375%, 6/15/2022[f]	62,100
	Macy’s Retail Holdings, Inc.
10,000	7.450%, 7/15/2017	10,315
	MGM Resorts International
60,000	6.000%, 3/15/2023	64,800
	Newell Rubbermaid, Inc.
10,000	3.150%, 4/1/2021	10,169
	Ralph Lauren Corporation
10,000	2.625%, 8/18/2020	10,094
	Toll Brothers Finance Corporation
16,000	4.000%, 12/31/2018	16,420
	Visa, Inc.
10,000	2.200%, 12/14/2020	10,005
	Walgreens Boots Alliance, Inc.
10,000	1.750%, 5/30/2018	10,008
10,000	2.600%, 6/1/2021	9,928
	West Corporation
50,000	5.375%, 7/15/2022[f]	48,312
	Yum! Brands, Inc.
60,000	5.000%, 6/1/2024[f]	61,275

	Total	673,617

Consumer Non-Cyclical (0.9%)
	Abbott Laboratories
15,000	2.350%, 11/22/2019	15,010
	Actavis Funding SCS
7,000	2.208%, 3/12/2020[g]	7,134
	Anheuser-Busch InBev Finance, Inc.
15,000	2.146%, 2/1/2021[g]	15,264
10,000	2.650%, 2/1/2021	10,046
	Anheuser-Busch InBev Worldwide, Inc.
9,000	6.500%, 7/15/2018	9,638
	BAT International Finance plc
10,000	1.473%, 6/15/2018[f,g]	10,002
	Baxter International, Inc.
10,000	1.700%, 8/15/2021	9,611
	Bayer U.S. Finance, LLC
10,000	2.375%, 10/8/2019[f]	10,013
	Boston Scientific Corporation
5,000	6.000%, 1/15/2020	5,491
	Bunge Limited Finance Corporation
10,000	3.500%, 11/24/2020	10,170
	Celgene Corporation
10,000	3.550%, 8/15/2022	10,245
	Cott Beverages, Inc.
55,000	5.375%, 7/1/2022	55,963
	CVS Health Corporation
8,000	2.250%, 12/5/2018	8,069
	EMD Finance, LLC
6,000	1.343%, 3/17/2017[f,g]	6,001
	Envision Healthcare Corporation
50,000	5.125%, 7/1/2022[f]	49,813
	Express Scripts Holding Company
10,000	3.000%, 7/15/2023	9,669
	Forest Laboratories, Inc.
12,000	4.375%, 2/1/2019[f]	12,465
	Gilead Sciences, Inc.
10,000	3.250%, 9/1/2022	10,196

The accompanying Notes to Financial Statements are an integral part of this schedule.

8

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (17.7%)	Value
Consumer Non-Cyclical (0.9%) - continued
	Grifols Worldwide Operations, Ltd.
$40,000	5.250%, 4/1/2022	$41,400
	HCA, Inc.
23,677	4.750%, 5/1/2023	24,239
	Iconix Brand Group, Inc., Convertible
35,000	1.500%, 3/15/2018	32,900
	JBS USA, LLC
60,000	5.750%, 6/15/2025[f]	60,750
	Kraft Heinz Foods Company
10,000	5.375%, 2/10/2020	10,824
	Laboratory Corporation of America Holdings
5,000	2.625%, 2/1/2020	4,993
	Mead Johnson Nutrition Company
10,000	3.000%, 11/15/2020	10,117
	Merck & Company, Inc.
5,000	1.257%, 2/10/2020[g]	5,026
	Mylan NV
10,000	3.150%, 6/15/2021[f]	9,805
	PepsiCo, Inc.
12,000	1.394%, 10/6/2021[g]	12,047
	Pernod Ricard SA
10,000	5.750%, 4/7/2021[f]	11,099
	Perrigo Finance plc
10,000	3.500%, 12/15/2021	10,071
	Pinnacle Foods, Inc.
50,000	5.875%, 1/15/2024	53,000
	Revlon Consumer Products Corporation
23,677	5.750%, 2/15/2021	23,795
	Reynolds American, Inc.
6,000	3.250%, 6/12/2020	6,144
	Shire Acquisitions Investments Ireland Designated Activity Company
10,000	1.900%, 9/23/2019	9,869
	Tenet Healthcare Corporation
45,000	8.125%, 4/1/2022	42,458
	Teva Pharmaceutical Finance Netherlands III BV
10,000	1.700%, 7/19/2019	9,821
	TreeHouse Foods, Inc.
40,000	4.875%, 3/15/2022	41,000
	Valeant Pharmaceuticals International
23,677	7.250%, 7/15/2022[f]	19,356

	Total	703,514

Energy (0.7%)
	Anadarko Petroleum Corporation
9,000	8.700%, 3/15/2019	10,225
	Antero Resources Corporation
40,000	5.125%, 12/1/2022	40,400
	BP Capital Markets plc
5,000	1.676%, 5/3/2019	4,963
	Buckeye Partners, LP
13,000	2.650%, 11/15/2018	13,083
	Chevron Corporation
10,000	1.421%, 11/16/2018[g]	10,040
	Concho Resources, Inc.
58,677	6.500%, 1/15/2022	60,713
15,000	4.375%, 1/15/2025	14,970
	Contura Energy, Inc.
14,000	10.000%, 8/1/2021*	14,945
	Crestwood Midstream Partners, LP
40,000	6.250%, 4/1/2023	40,800
	Devon Energy Corporation
10,000	3.250%, 5/15/2022	9,926
	Ecopetrol SA
6,000	5.875%, 9/18/2023	6,351
	Enbridge, Inc.
6,000	1.384%, 6/2/2017[g]	6,001
	Encana Corporation
3,000	3.900%, 11/15/2021	3,022
	EOG Resources, Inc.
10,000	2.625%, 3/15/2023	9,684
	EQT Corporation
8,000	8.125%, 6/1/2019	8,998
	Exxon Mobil Corporation
10,000	1.708%, 3/1/2019	10,019
	Marathon Petroleum Corporation
10,000	3.400%, 12/15/2020	10,219
	MEG Energy Corporation
30,000	6.375%, 1/30/2023[f]	26,700
	Northern Tier Energy, LLC
35,000	7.125%, 11/15/2020	36,356
	Petrobras Global Finance BV
20,000	8.375%, 5/23/2021	21,550
	Petroleos Mexicanos
24,000	6.500%, 3/13/2027[f]	24,756
	Regency Energy Partners, LP
45,000	5.000%, 10/1/2022	47,638
	Sabine Pass Liquefaction, LLC
60,000	5.625%, 3/1/2025	64,200
	Schlumberger Holdings Corporation
10,000	3.000%, 12/21/2020[f]	10,204
	Shell International Finance BV
10,000	1.352%, 5/11/2020[g]	10,006
	Sunoco Logistics Partners Operations, LP
10,000	4.400%, 4/1/2021	10,522
	Transcontinental Gas Pipe Line Company, LLC
10,000	7.850%, 2/1/2026[f]	12,594
	Whiting Petroleum Corporation, Convertible
20,000	1.250%, 4/1/2020	17,550

	Total	556,435

Financials (1.9%)
	Abbey National Treasury Services plc
14,000	1.407%, 9/29/2017[g]	13,975
	ACE INA Holdings, Inc.
10,000	2.875%, 11/3/2022	10,071
	AerCap Ireland Capital, Ltd.
30,000	3.950%, 2/1/2022	30,262
	Air Lease Corporation
14,000	2.125%, 1/15/2018	14,024
5,000	2.625%, 9/4/2018	5,034
	Ally Financial, Inc.
40,000	4.750%, 9/10/2018	41,200
	American Express Credit Corporation
5,000	2.009%, 9/14/2020[g]	5,083
	AMG Capital Trust II, Convertible
800	5.150%, 10/15/2037	43,675
	Bank of America Corporation
14,000	5.700%, 5/2/2017	14,191
14,000	1.700%, 8/25/2017	14,018
8,000	8.000%, 1/30/2018[h]	8,220
24,000	2.066%, 3/22/2018[g]	24,162
20,000	5.650%, 5/1/2018	20,952

The accompanying Notes to Financial Statements are an integral part of this schedule.

9

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (17.7%)	Value
Financials (1.9%) - continued
	Bank of Montreal
$7,000	1.500%, 7/18/2019	$6,905
	BB&T Corporation
13,000	2.050%, 6/19/2018	13,065
	Bear Stearns Companies, LLC
15,000	6.400%, 10/2/2017	15,538
	Blackstone Mortgage Trust, Inc., Convertible
40,000	5.250%, 12/1/2018	44,600
	BNP Paribas SA
9,000	2.375%, 9/14/2017	9,060
	Caisse Centrale Desjardins du Quebec
7,000	1.552%, 1/29/2018[f,g]	6,993
	Citigroup, Inc.
21,000	1.850%, 11/24/2017	21,038
10,000	2.361%, 9/1/2023[g]	10,199
	CNA Financial Corporation
10,000	5.750%, 8/15/2021	11,161
	Credit Agricole SA
8,000	1.923%, 6/10/2020[f,g]	8,027
	Discover Bank
3,000	8.700%, 11/18/2019	3,405
	Discover Financial Services
6,000	6.450%, 6/12/2017	6,123
	Fifth Third Bancorp
16,000	5.450%, 1/15/2017	16,022
	Goldman Sachs Group, Inc.
6,000	2.625%, 1/31/2019	6,062
9,000	7.500%, 2/15/2019	9,974
5,000	2.042%, 4/23/2020[g]	5,048
10,000	2.241%, 11/15/2021[g]	10,054
10,000	2.537%, 11/29/2023[g]	10,310
	Goldman Sachs Group, Inc., Convertible
375,000	0.500%, 9/24/2022	414,202
	Hartford Financial Services Group, Inc.
14,000	6.000%, 1/15/2019	15,060
	HCP, Inc.
9,000	3.750%, 2/1/2019	9,250
	Health Care REIT, Inc.
8,000	4.700%, 9/15/2017	8,172
	Hospitality Properties Trust
10,000	4.250%, 2/15/2021	10,338
	Huntington Bancshares, Inc.
10,000	3.150%, 3/14/2021	10,133
	Hutchison Whampoa Finance CI, Ltd.
15,000	1.625%, 10/31/2017[f]	14,965
	Icahn Enterprises, LP
25,000	6.000%, 8/1/2020	25,531
	ING Capital Funding Trust III
8,000	4.438%, 3/31/2017[g,h]	7,960
	Intesa Sanpaolo SPA
3,000	3.875%, 1/16/2018	3,040
12,000	3.875%, 1/15/2019	12,211
	J.P. Morgan Chase & Company
8,000	7.900%, 4/30/2018[h]	8,284
6,000	6.300%, 4/23/2019	6,554
5,000	2.250%, 1/23/2020	4,985
13,000	2.112%, 10/24/2023[g]	13,260
	KeyCorp
9,000	2.300%, 12/13/2018	9,052
	Liberty Mutual Group, Inc.
3,000	5.000%, 6/1/2021[f]	3,261
	Lincoln National Corporation
7,000	6.250%, 2/15/2020	7,726
	Lloyds Bank plc
7,000	1.490%, 3/16/2018[g]	7,010
	Macquarie Bank, Ltd.
10,000	2.060%, 1/15/2019[f,g]	10,079
	MetLife, Inc.
14,000	1.903%, 12/15/2017	14,036
	Mizuho Corporate Bank, Ltd.
11,000	1.550%, 10/17/2017[f]	10,990
	Morgan Stanley
12,000	6.625%, 4/1/2018	12,689
5,000	2.026%, 1/27/2020[g]	5,044
8,000	4.875%, 11/1/2022	8,565
15,000	2.282%, 10/24/2023[g]	15,167
	MPT Operating Partnership, LP
40,000	5.500%, 5/1/2024	40,400
	Murray Street Investment Trust I
18,000	4.647%, 3/9/2017	18,094
	National City Corporation
6,000	6.875%, 5/15/2019	6,602
	New York Life Global Funding
10,000	1.550%, 11/2/2018[f]	9,969
	Nomura Holdings, Inc.
6,000	2.750%, 3/19/2019	6,054
	Quicken Loans, Inc.
60,000	5.750%, 5/1/2025[f]	58,350
	Realty Income Corporation
10,000	2.000%, 1/31/2018	10,027
	Regions Bank
5,000	7.500%, 5/15/2018	5,356
	Regions Financial Corporation
10,000	3.200%, 2/8/2021	10,133
	Reinsurance Group of America, Inc.
12,000	5.625%, 3/15/2017	12,097
	Simon Property Group, LP
10,000	2.500%, 9/1/2020	10,068
15,000	2.500%, 7/15/2021	15,001
	State Street Corporation
10,000	1.809%, 8/18/2020[g]	10,134
	SunTrust Banks, Inc.
10,000	2.900%, 3/3/2021	10,133
	Synchrony Financial
18,000	1.875%, 8/15/2017	18,014
5,000	2.111%, 2/3/2020[g]	4,943
	Toronto-Dominion Bank
10,000	1.722%, 1/22/2019[g]	10,082
10,000	1.889%, 12/14/2020[g]	10,118
	UnitedHealth Group, Inc.
10,000	3.350%, 7/15/2022	10,292
	USB Realty Corporation
5,000	2.027%, 1/15/2022[f,g,h]	4,400
	Voya Financial, Inc.
9,000	2.900%, 2/15/2018	9,110
	Wells Fargo & Company
7,000	1.567%, 1/30/2020[g]	6,997
7,000	2.100%, 7/26/2021	6,805
15,000	2.117%, 10/31/2023[g]	15,185
	Westpac Banking Corporation
15,000	1.761%, 8/19/2021[g]	15,043

	Total	1,459,422

Foreign Government (3.9%)
	Argentina Government International Bond
55,000	7.500%, 4/22/2026[f]	57,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

10

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (17.7%)	Value
Foreign Government (3.9%) - continued
	Brazil Government International Bond
$70,000	4.875%, 1/22/2021	$72,100
100,000	2.625%, 1/5/2023	89,000
35,000	6.000%, 4/7/2026	36,225
40,000	7.125%, 1/20/2037	41,700
48,000	5.000%, 1/27/2045	38,938
	Colombia Government International Bond
40,000	4.375%, 7/12/2021	41,900
55,000	2.625%, 3/15/2023	51,838
40,000	4.000%, 2/26/2024	40,400
27,000	5.625%, 2/26/2044	27,810
48,000	5.000%, 6/15/2045	45,540
	Croatia Government International Bond
8,000	6.750%, 11/5/2019[f]	8,680
48,000	6.625%, 7/14/2020[f]	52,208
26,000	6.000%, 1/26/2024[f]	28,178
	Hungary Government International Bond
16,000	6.375%, 3/29/2021	17,916
68,000	5.750%, 11/22/2023	75,395
70,000	5.375%, 3/25/2024	76,300
	Indonesia Government International Bond
60,000	4.875%, 5/5/2021[f]	63,517
40,000	3.375%, 4/15/2023[f]	39,019
60,000	5.875%, 1/15/2024[f]	66,198
60,000	4.125%, 1/15/2025[f]	59,450
10,000	4.750%, 1/8/2026[f]	10,323
40,000	8.500%, 10/12/2035[f]	54,264
80,000	5.125%, 1/15/2045[f]	79,821
	Mexico Government International Bond
8,000	5.750%, 10/12/2110	7,380
24,000	3.625%, 3/15/2022	24,048
64,000	4.000%, 10/2/2023	64,147
40,000	3.600%, 1/30/2025	38,560
42,000	4.125%, 1/21/2026	41,664
16,000	6.750%, 9/27/2034	18,960
24,000	6.050%, 1/11/2040	25,956
66,000	4.750%, 3/8/2044	59,994
40,000	5.550%, 1/21/2045	40,900
28,000	4.600%, 1/23/2046	25,130
49,000	4.350%, 1/15/2047	42,017
	Panama Government International Bond
24,000	4.000%, 9/22/2024	24,420
37,000	3.750%, 3/16/2025	36,723
36,000	6.700%, 1/26/2036	43,686
	Peru Government International Bond
19,000	5.625%, 11/18/2050	21,517
36,000	4.125%, 8/25/2027	37,395
42,000	8.750%, 11/21/2033	61,320
	Philippines Government International Bond
64,000	4.000%, 1/15/2021	68,070
40,000	7.750%, 1/14/2031	56,229
50,000	6.375%, 10/23/2034	65,036
20,000	5.000%, 1/13/2037	22,568
40,000	3.950%, 1/20/2040	39,380
	Romania Government International Bond
42,000	4.375%, 8/22/2023[f]	43,218
20,000	4.875%, 1/22/2024[f]	21,154
8,000	6.125%, 1/22/2044[f]	9,338
	Russia Government International Bond
40,000	3.500%, 1/16/2019[f]	40,652
200,000	5.000%, 4/29/2020[f]	212,230
48,000	4.875%, 9/16/2023[f]	50,564
53,500	7.500%, 3/31/2030[f]	64,414
60,000	5.625%, 4/4/2042[f]	64,522
	South Africa Government International Bond
50,000	5.500%, 3/9/2020	52,940
	Turkey Government International Bond
16,000	7.500%, 11/7/2019	17,400
56,000	7.000%, 6/5/2020	60,128
80,000	5.125%, 3/25/2022	79,392
40,000	6.250%, 9/26/2022	41,542
54,000	5.750%, 3/22/2024	54,156
67,000	4.250%, 4/14/2026	59,556
48,000	6.875%, 3/17/2036	49,374
32,000	4.875%, 4/16/2043	25,776
16,000	6.625%, 2/17/2045	15,910

	Total	3,001,836

Mortgage-Backed Securities (3.9%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
250,000	3.000%, 1/1/2032[c]	256,425
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
150,000	4.000%, 1/1/2047[c]	157,470
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
600,000	2.500%, 1/1/2032[c]	600,660
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
450,000	3.000%, 1/1/2047[c]	446,715
780,000	3.500%, 1/1/2047[c]	798,954
475,000	4.000%, 1/1/2047[c]	499,130
250,000	4.500%, 1/1/2047[c]	268,800

	Total	3,028,154

Technology (0.8%)
	Alliance Data Systems Corporation
25,000	5.375%, 8/1/2022[f]	24,125
	Apple, Inc.
10,000	1.202%, 5/6/2020[g]	9,992
	Automatic Data Processing, Inc.
5,000	2.250%, 9/15/2020	5,022
	Cisco Systems, Inc.
10,000	1.431%, 3/1/2019[g]	10,057
	Diamond 1 Finance Corporation
10,000	3.480%, 6/1/2019[f]	10,205
	Equinix, Inc.
40,000	5.750%, 1/1/2025	41,800
	Fidelity National Information Services, Inc.
12,000	1.450%, 6/5/2017	12,004
10,000	3.625%, 10/15/2020	10,345
15,000	2.250%, 8/15/2021	14,612

The accompanying Notes to Financial Statements are an integral part of this schedule.

11

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (17.7%)	Value
Technology (0.8%) - continued
	First Data Corporation
$40,000	5.375%, 8/15/2023[f]	$41,500
	Hewlett Packard Enterprise Company
10,000	3.600%, 10/15/2020	10,166
	Intel Corporation
10,000	3.100%, 7/29/2022	10,272
	Intel Corporation, Convertible
30,000	2.950%, 12/15/2035	40,519
	Iron Mountain, Inc.
23,677	6.000%, 8/15/2023	25,157
	Micron Technology, Inc., Convertible
30,000	2.375%, 5/1/2032	69,712
37,000	3.000%, 11/15/2043	36,746
	NXP BV
40,000	3.875%, 9/1/2022[f]	40,500
	NXP Semiconductors NV, Convertible
60,000	1.000%, 12/1/2019	68,250
	Oracle Corporation
10,000	2.500%, 5/15/2022	9,920
	Sensata Technologies BV
60,000	4.875%, 10/15/2023[f]	61,350
	Texas Instruments, Inc.
10,000	1.750%, 5/1/2020	9,884
	Tyco Electronics Group SA
13,000	6.550%, 10/1/2017	13,484

	Total	575,622

Transportation (0.1%)
	Air Canada Pass Through Trust
4,658	3.875%, 3/15/2023[f]	4,495
	American Airlines Pass Through Trust
4,795	4.950%, 1/15/2023	5,112
	Avis Budget Car Rental, LLC
50,000	5.125%, 6/1/2022[f]	49,000
	Delta Air Lines, Inc.
5,361	4.950%, 5/23/2019	5,619
	ERAC USA Finance, LLC
5,000	2.600%, 12/1/2021[f]	4,916
	J.B. Hunt Transport Services, Inc.
10,000	3.300%, 8/15/2022	10,029
	Korea Expressway Corporation
10,000	1.625%, 4/28/2017[f]	9,994
	United Airlines Pass Through Trust
10,000	3.700%, 12/1/2022	10,075

	Total	99,240

U.S. Government and Agencies (0.2%)
	U.S. Treasury Notes
60,000	2.125%, 6/30/2022	60,146
90,000	1.625%, 2/15/2026	83,965

	Total	144,111

Utilities (0.5%)
	Ameren Corporation
10,000	2.700%, 11/15/2020	10,046
	Arizona Public Service Company
5,000	2.200%, 1/15/2020	5,003
	Berkshire Hathaway Energy Company
14,000	2.400%, 2/1/2020	14,030
	Calpine Corporation
45,000	5.375%, 1/15/2023	43,987
	DTE Energy Company
14,000	2.400%, 12/1/2019	14,062
	Dynegy, Inc.
60,000	7.375%, 11/1/2022	57,300
	El Paso Corporation
7,000	7.000%, 6/15/2017	7,162
	Emera U.S. Finance, LP
4,000	2.150%, 6/15/2019[f]	3,992
	Energy Transfer Equity, LP
60,000	5.500%, 6/1/2027	58,500
	Energy Transfer Partners, LP
10,000	4.150%, 10/1/2020	10,348
	Eversource Energy
5,000	1.600%, 1/15/2018	4,988
	Exelon Generation Company, LLC
6,000	5.200%, 10/1/2019	6,428
5,000	2.950%, 1/15/2020	5,057
	Fortis, Inc.
10,000	2.100%, 10/4/2021[f]	9,656
	NextEra Energy Capital Holdings, Inc.
10,000	2.300%, 4/1/2019	10,072
	NiSource Finance Corporation
5,000	6.400%, 3/15/2018	5,265
10,000	5.450%, 9/15/2020	10,912
	NRG Energy, Inc.
23,677	6.625%, 3/15/2023	23,736
	Pacific Gas & Electric Company
8,000	5.625%, 11/30/2017	8,296
	PG&E Corporation
6,000	2.400%, 3/1/2019	6,021
	PPL Capital Funding, Inc.
15,000	3.500%, 12/1/2022	15,324
	PSEG Power, LLC
8,000	3.000%, 6/15/2021	8,018
	Sempra Energy
14,000	6.150%, 6/15/2018	14,830
5,000	2.400%, 3/15/2020	4,990
	Southern California Edison Company
5,000	2.400%, 2/1/2022	4,981
	Southern Company
10,000	1.850%, 7/1/2019	9,965
	Tesoro Corporation
35,000	4.750%, 12/15/2023[f]	35,175
	Xcel Energy, Inc.
10,000	1.200%, 6/1/2017	9,990

	Total	418,134

	Total Long-Term Fixed Income (cost $13,685,563)	13,723,029

Shares	Registered Investment Companies (3.8%)
Equity Funds/ETFs (1.9%)
2,075	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	26,166
2,300	BlackRock Resources & Commodities Strategy Trust	19,021
1,025	Guggenheim Multi-Asset Income ETF	20,664
1,850	iShares MSCI EAFE Index Fund	106,800
16,150	Materials Select Sector SPDR Fund	802,655
10,710	Utilities Select Sector SPDR Fund	520,185

	Total	1,495,491

Fixed Income Funds/ETFs (1.9%)
10,797	Aberdeen Asia-Pacific Income Fund, Inc.	49,990
3,250	Doubleline Income Solutions Fund	61,718
1,625	First Trust High Income Long/Short Fund	26,130
400	iShares J.P. Morgan USD Emerging Markets Bond ETF	44,088
14,214	iShares S&P U.S. Preferred Stock Index Fund	528,903

The accompanying Notes to Financial Statements are an integral part of this schedule.

12

GROWTH AND INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Shares	Registered Investment Companies (3.8%)	Value
Fixed Income Funds/ETFs (1.9%) - continued
10,029	MFS Intermediate Income Trust	$44,529
4,227	Pimco Dynamic Credit And Mortgage Income Fund	85,470
17,948	PowerShares Preferred Portfolio	255,400
8,317	Templeton Global Income Fund	53,894
3,390	Vanguard Short-Term Corporate Bond ETF	269,064
3,796	Western Asset Emerging Markets Debt Fund, Inc.	55,839
5,878	Western Asset High Income Opportunity Fund, Inc.	29,331

	Total	1,504,356

	Total Registered Investment Companies (cost $3,040,332)	2,999,847

Shares	Preferred Stock (0.3%)
Consumer Staples (<0.1%)
134	Henkel AG & Company KGaA, 1.470%	15,951

	Total	15,951

Energy (<0.1%)
297	Alpha Natural Resources, Inc., 0.000%[d]	5,940
297	ANR Holdings, Inc., 0.000%[d]	1,604

	Total	7,544

Health Care (0.1%)
85	Allergan plc, Convertible, 5.500%	64,706

	Total	64,706

Real Estate (0.2%)
1,500	American Tower Corporation, Convertible, 5.500%	156,750

	Total	156,750

	Total Preferred Stock (cost $246,664)	244,951

Shares or Principal Amount	Short-Term Investments (7.6%)[j]
	Federal Home Loan Bank Discount Notes
100,000	0.350%, 1/20/2017[k]	99,982
100,000	0.355%, 1/25/2017[k]	99,977
100,000	0.365%, 1/27/2017[k]	99,975
	Thrivent Core Short-Term Reserve Fund
558,711	0.910%	5,587,115

	Total Short-Term Investments (cost $5,887,047)	5,887,049

	Total Investments (cost $77,973,550) 104.0%	$80,736,765

	Other Assets and Liabilities, Net (4.0%)	(3,140,917)

	Total Net Assets 100.0%	$77,595,848

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2016, the value of these investments was $2,652,144 or 3.4% of total net assets.
g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2016.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
k	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Growth and Income Plus Fund as of December 31, 2016 was $159,752 or 0.2% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2016.

Security	Acquisition Date	Cost
Angel Oak Mortgage Trust, 11/25/2045	3/4/2016	$22,343
Contura Energy, Inc., 8/1/2021	2/12/2014	19,568
Digicel, Ltd., 4/15/2021	8/19/2013	54,294
Marlette Funding Trust, 1/17/2023	7/20/2016	73,569

Definitions:

ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

13

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (13.6%)[a]	Value
Basic Materials (0.8%)
	Arch Coal, Inc., Term Loan
$240,232	10.000%, 10/5/2021	$243,336
	Chemours Company, Term Loan
899,059	3.770%, 5/12/2022	892,883
	Fortescue Metals Group, Ltd., Term Loan
1,252,686	3.750%, 6/30/2019	1,255,191
	Ineos US Finance, LLC, Term Loan
2,090,257	3.750%, 12/15/2020	2,098,973
	Tronox Pigments BV, Term Loan
1,637,402	4.500%, 3/19/2020	1,642,854

	Total	6,133,237

Capital Goods (0.7%)
	Accudyne Industries, LLC, Term Loan
689,075	4.000%, 12/13/2019	650,439
	Advanced Disposal Services, Inc., Term Loan
813,753	3.500%, 11/10/2023	820,369
	Berry Plastics Group, Inc., Term Loan
866,250	3.500%, 2/8/2020	872,158
	Cortes NP Acquisition Corporation, Term Loan
2,565,000	6.000%, 11/30/2023	2,597,062
	Reynolds Group, Inc., Term Loan
608,475	4.250%, 2/5/2023	615,941

	Total	5,555,969

Communications Services (3.7%)
	Atlantic Broadband Penn, LLC, Term Loan
685,552	3.250%, 11/30/2019	687,266
	Beasley Broadcast Group, Inc., Term Loan
720,000	7.000%, 11/1/2023	720,000
	Birch Communication Inc., Term Loan
967,128	8.250%, 7/17/2020	851,073
	Block Communications, Inc., Term Loan
1,197,466	4.248%, 11/7/2021	1,207,943
	CBS Radio, Inc., Term Loan
466,415	4.500%, 10/17/2023	470,496
	Charter Communications Operating, LLC, Term Loan
428,889	3.020%, 7/1/2020	430,677
	Cincinnati Bell, Inc., Term Loan
590,300	4.000%, 9/10/2020	591,670
	CommScope, Inc., Term Loan
908,500	3.270%, 12/29/2022	916,222
	FairPoint Communications, Inc., Term Loan
1,252,050	7.500%, 2/14/2019	1,262,617
	Grande Communications Networks, LLC, Term Loan
1,158,043	4.500%, 5/29/2020	1,164,992
	Gray Television, Inc., Term Loan
1,308,741	3.938%, 6/13/2021	1,326,736
	Hargray Communications Group, Inc., Term Loan
1,281,152	4.750%, 6/26/2019	1,295,027
	Integra Telecom Holdings, Inc., Term Loan
740,894	5.250%, 8/14/2020	742,191
	Intelsat Jackson Holdings SA, Term Loan
453,775	3.750%, 6/30/2019	438,129
	Level 3 Communications, Inc., Term Loan
1,450,000	4.000%, 1/15/2020	1,468,850
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
1,025,000	4.500%, 1/7/2022	1,016,677
	LTS Buyer, LLC, Term Loan
1,541,685	4.248%, 4/13/2020	1,548,916
	NEP/NCP Holdco, Inc., Term Loan
2,030,914	4.250%, 1/22/2020	2,035,992
	Nexstar Broadcasting, Inc., Term Loan
440,000	0.000%, 9/26/2023[b,c]	443,436
	Numericable US, LLC, Term Loan
1,056,284	5.137%, 1/15/2024	1,068,737
	SBA Senior Finance II, LLC, Term Loan
1,072,500	3.270%, 3/24/2021	1,077,198
108,350	3.270%, 6/10/2022	108,696
	TNS, Inc., Term Loan
569,467	5.000%, 2/14/2020	574,273
	Univision Communications, Inc., Term Loan
1,410,615	4.000%, 3/1/2020	1,417,668
	Virgin Media Bristol, LLC, Term Loan
600,000	3.486%, 1/31/2025	602,328
	WideOpenWest Finance, LLC, Term Loan
1,421,438	4.500%, 8/18/2023	1,435,396
	XO Communications, LLC, Term Loan
1,069,750	4.250%, 3/20/2021	1,072,424
	Yankee Cable Acquisition, LLC, Term Loan
795,108	4.250%, 3/1/2020	795,442
	Zayo Group, LLC, Term Loan
1,014,148	3.750%, 5/6/2021	1,024,432

	Total	27,795,504

Consumer Cyclical (2.1%)
	Amaya BV, Term Loan
1,801,506	5.000%, 8/1/2021	1,807,019
	Burlington Coat Factory Warehouse Corporation, Term Loan
860,432	3.510%, 8/13/2021	865,499
	Cengage Learning Acquisitions, Term Loan
1,626,825	5.250%, 6/7/2023	1,580,314
	Ceridian HCM Holding, Inc., Term Loan
424,232	4.500%, 9/15/2020	420,872
	Charter Communications Operating, LLC, Term Loan
868,500	3.020%, 1/3/2021	871,878
	Dollar Tree, Inc., Term Loan
150,341	3.250%, 7/6/2022	151,563
	Four Seasons Holdings, Inc., Term Loan
950,000	3.750%, 11/30/2023	959,896
	Golden Nugget, Inc., Term Loan
327,075	4.500%, 11/21/2019	330,346
	Golden Nugget, Inc., Term Loan Delayed Draw
140,175	4.500%, 11/21/2019	141,577

The accompanying Notes to Financial Statements are an integral part of this schedule.

14

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (13.6%)[a]	Value
Consumer Cyclical (2.1%) - continued
	IMG Worldwide, Inc., Term Loan
$1,369,287	5.250%, 5/6/2021	$1,382,131
600,000	8.250%, 5/6/2022	607,500
	Michaels Stores, Inc., Term Loan
912,179	3.750%, 1/30/2023	922,159
	Mohegan Tribal Gaming Authority, Term Loan
1,296,750	5.500%, 10/13/2023	1,305,672
	Scientific Games International, Inc., Term Loan
873,000	6.000%, 10/18/2020	884,096
1,381,899	6.000%, 10/1/2021	1,398,316
	Seminole Hard Rock Entertainment, Inc., Term Loan
1,155,804	3.520%, 5/14/2020	1,161,583
	Seminole Indian Tribe of Florida, Term Loan
663,750	3.248%, 4/29/2020	665,409

	Total	15,455,830

Consumer Non-Cyclical (2.3%)
	Air Medical Group Holdings, Inc., Term Loan
940,275	5.000%, 4/28/2022	953,796
	Albertson’s, LLC, Term Loan
694,807	0.000%, 12/21/2022[b,c]	703,492
1,260,193	0.000%, 6/22/2023[b,c]	1,275,416
	CHS/Community Health Systems, Inc., Term Loan
234,617	3.750%, 12/31/2019	227,140
1,733,597	4.000%, 1/27/2021	1,675,816
	Endo Luxembourg Finance I Company SARL, Term Loan
623,700	3.813%, 9/26/2022	626,376
	Hanesbrands, Inc., Term Loan
367,356	3.270%, 4/29/2022	369,766
	JBS USA, LLC, Term Loan
1,451,250	3.750%, 9/18/2020	1,463,049
128,700	4.000%, 10/30/2022	129,772
	Libbey Glass, Inc., Term Loan
527,517	3.750%, 4/9/2021	532,465
	LTF Merger Sub, Inc., Term Loan
783,075	4.250%, 6/10/2022	787,359
	Mallinckrodt International Finance SA, Term Loan
450,392	3.748%, 3/19/2021	451,356
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,358,175	5.000%, 5/4/2022	1,358,392
	MultiPlan, Inc., Term Loan
278,386	5.000%, 6/7/2023	283,010
	Ortho-Clinical Diagnostics, Inc., Term Loan
1,477,400	4.750%, 6/30/2021	1,463,158
	PetSmart, Inc., Term Loan
613,443	4.000%, 3/11/2022	614,977
	Sterigenics-Nordion Holdings, LLC, Term Loan
395,000	4.250%, 5/16/2022	396,236
	Valeant Pharmaceuticals International, Inc., Term Loan
3,851,292	5.500%, 4/1/2022[b,c]	3,852,023

	Total	17,163,599

Energy (0.6%)
	Energy Solutions, LLC, Term Loan
647,807	6.750%, 5/29/2020	651,856
	Exgen Renewables I, LLC, Term Loan
572,880	5.250%, 2/8/2021	576,460
	Houston Fuel Oil Terminal, LLC, Term Loan
679,784	4.250%, 8/19/2021	674,686
	McJunkin Red Man Corporation, Term Loan
671,937	5.000%, 11/8/2019	674,456
	MEG Energy Corporation, Term Loan
818,250	3.750%, 3/31/2020	793,703
	Pacific Drilling SA, Term Loan
868,500	4.500%, 6/3/2018	304,843
	Targa Resources Partners, LP, Term Loan
435,535	5.750%, 2/27/2022	437,713
	Western Refining, Inc., Term Loan
420,663	5.250%, 11/12/2020	422,506
193,700	5.500%, 6/23/2023	194,668

	Total	4,730,891

Financials (1.0%)
	Delos Finance Sarl, Term Loan
930,000	3.748%, 3/6/2021	935,980
	DJO Finance, LLC, Term Loan
543,125	4.250%, 6/7/2020	520,553
	Harland Clarke Holdings Corporation, Term Loan
436,442	7.000%, 5/22/2018	436,577
921,500	7.000%, 12/31/2019	924,956
	MoneyGram International, Inc., Term Loan
1,137,190	4.250%, 3/27/2020	1,122,031
	Sable International Finance, Ltd., Term Loan
1,395,000	5.748%, 1/3/2023[b,c]	1,411,573
	TransUnion, LLC, Term Loan
1,069,762	3.520%, 4/9/2021	1,078,363
	WaveDivision Holdings, LLC, Term Loan
1,126,309	4.000%, 10/15/2019	1,132,222

	Total	7,562,255

Technology (1.8%)
	Avago Technoligies Cayman Finance, Ltd., Term Loan
1,682,571	3.704%, 2/1/2023	1,705,706
	First Data Corporation, Term Loan
2,569,014	3.756%, 3/24/2021	2,597,915
555,250	3.756%, 7/8/2022	560,919
	NXP BV, Term Loan
764,995	3.270%, 12/7/2020	768,438
	ON Semiconductor Corporation, Term Loan
2,309,212	4.020%, 3/31/2023	2,337,246
	Rackspace Hosting, LLC, Term Loan
680,000	4.500%, 12/20/2023	688,214
	RP Crown Parent, LLC, Term Loan
1,025,000	4.500%, 10/12/2023	1,034,994
	SS&C European Holdings SARL, Term Loan
308,651	4.001%, 7/8/2022	312,704
31,497	4.002%, 7/8/2022	31,911

The accompanying Notes to Financial Statements are an integral part of this schedule.

15

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Principal Amount	Bank Loans (13.6%)[a]	Value
Technology (1.8%) - continued
	Western Digital Corporation, Term Loan
$1,965,125	4.520%, 4/29/2023	$1,995,211
	Xerox Business Services, LLC, Term Loan
1,055,000	6.250%, 12/7/2023	1,066,869

	Total	13,100,127

Transportation (0.3%)
	OSG Bulk Ships, Inc., Term Loan
787,041	5.250%, 8/5/2019	766,381
	XPO Logistics, Inc., Term Loan
1,472,842	4.250%, 11/1/2021	1,490,796

	Total	2,257,177

Utilities (0.3%)
	Calpine Corporation, Term Loan
875,000	0.000%, 1/15/2024[b,c]	878,281
	Intergen NV, Term Loan
640,274	5.500%, 6/12/2020	619,996
	Talen Energy Supply, LLC, Term Loan
549,105	6.000%, 12/6/2023	555,969

	Total	2,054,246

	Total Bank Loans (cost $101,384,785)	101,808,835

Principal Amount	Long-Term Fixed Income (49.0%)
Asset-Backed Securities (4.0%)
	Asset Backed Securities Corporation Home Equity Loan Trust
846,603	0.896%, 7/25/2036, Series 2006-HE5, Class A4[d]	780,233
184,361	0.916%, 11/25/2036, Series 2006-HE6, Class A4[d]	169,091
	Bayview Opportunity Master Fund Trust
458,698	3.623%, 4/28/2030, Series 2015-3, Class A1[e]	459,681
376,154	3.228%, 7/28/2034, Series 2014-18NP, Class A*,f	376,693
1,250,176	3.721%, 7/28/2035, Series 2015-NPLA, Class Ae,f	1,249,890
	Citi Held For Asset Issuance
1,201,271	4.480%, 8/15/2022, Series 2016-MF1, Class A*	1,215,645
	Credit-Based Asset Servicing & Securitization, LLC
2,150,000	1.176%, 12/25/2035, Series 2005-CB8, Class M1[d]	1,239,713
	GSAA Home Equity Trust
2,020,362	1.026%, 7/25/2037, Series 2007-7, Class A4[d]	1,826,700
	J.P. Morgan Mortgage Acquisition Trust
2,008,251	4.480%, 3/25/2047, Series 2007-HE1, Class AF4[f]	1,488,662
	Lehman XS Trust
1,824,336	5.440%, 8/25/2035, Series 2005-2, Class 2A3Bf	1,598,203
	Marlette Funding Trust
1,839,766	3.060%, 1/17/2023, Series 2016-1A, Class A*	1,839,316
	Merrill Lynch Mortgage Investors Trust
1,362,422	2.830%, 6/25/2035, Series 2005-A5, Class M1	911,763
	Murray Hill Marketplace Trust
561,273	4.190%, 11/25/2022, Series 2016-LC1, Class A*	563,964
	NCF Dealer Floorplan Master Trust
1,100,000	3.812%, 3/21/2022, Series 2016-1A, Class A*,d	1,092,087
	NRZ Advance Receivables Trust Advance Receivables Backed
2,000,000	2.751%, 6/15/2049, Series 2016-T1, Class AT1*	1,992,500
	Preston Ridge Partners Mortgage Trust, LLC
1,163,627	4.000%, 9/27/2021, Series 2016-1A, Class A1*,f	1,159,121
	Pretium Mortgage Credit Partners I, LLC
1,444,453	4.000%, 7/27/2031, Series 2016-NPL4, Class A*,f	1,443,862
	Renaissance Home Equity Loan Trust
550,696	5.746%, 5/25/2036, Series 2006-1, Class AF6[f]	361,350
1,361,394	5.797%, 8/25/2036, Series 2006-2, Class AF3[f]	820,897
	Residential Asset Mortgage Products Trust
842,307	5.991%, 3/25/2033, Series 2003-RS2, Class AI5[g]	843,688
	SoFi Consumer Loan Program, LLC
1,932,099	3.050%, 12/26/2025, Series 2016-3, Class Ae	1,925,006
	Sunset Mortgage Loan Company, LLC
953,520	4.459%, 9/18/2045, Series 2015-NPL1, Class A*,f	949,462
626,639	3.844%, 7/16/2047, Series 2016-NPL1, Class A*,f	628,772
	US Residential Opportunity Fund Trust
1,472,691	3.475%, 7/27/2036, Series 2016-1III, Class A*,f	1,466,445
	Vericrest Opportunity Loan Transferee
1,205,638	3.375%, 10/25/2058, Series 2015-NPL3, Class A1*,f	1,203,949
1,266,781	3.500%, 6/26/2045, Series 2015-NPL8, Class A1[e,f]	1,269,172
787,678	3.625%, 7/25/2045, Series 2015-NP10, Class A1[e,f]	788,637
314,778	3.500%, 2/25/2055, Series 2015-NPL4, Class A1*,f	315,019

	Total	29,979,521

Basic Materials (0.8%)
	Alcoa Nederland Holding BV
440,000	6.750%, 9/30/2024[e]	477,400
	ArcelorMittal SA
1,080,000	6.500%, 3/1/2021	1,182,600
	Dow Chemical Company
106,000	8.550%, 5/15/2019	121,437
	First Quantum Minerals, Ltd.
485,000	6.750%, 2/15/2020[e]	483,787
770,000	7.000%, 2/15/2021[e]	765,842

The accompanying Notes to Financial Statements are an integral part of this schedule.

16

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (49.0%)	Value
Basic Materials (0.8%) - continued
	Glencore Funding, LLC
$95,000	1.940%, 4/16/2018[d,e]	$93,927
	INEOS Group Holdings SA
600,000	5.875%, 2/15/2019[e]	613,500
	LyondellBasell Industries NV
110,000	5.000%, 4/15/2019	116,130
	Newmont Mining Corporation, Convertible
880,000	1.625%, 7/15/2017	897,050
	Royal Gold, Inc., Convertible
390,000	2.875%, 6/15/2019	411,938
	RPM International, Inc., Convertible
575,000	2.250%, 12/15/2020	688,203

	Total	5,851,814

Capital Goods (1.5%)
	AECOM
1,410,000	5.875%, 10/15/2024	1,505,330
	Building Materials Corporation of America
1,100,000	6.000%, 10/15/2025[e]	1,157,750
	Cemex SAB de CV
1,290,000	5.700%, 1/11/2025[e]	1,299,675
	CNH Industrial Capital, LLC
1,100,000	4.375%, 11/6/2020	1,128,875
	Crown Americas Capital Corporation IV
1,080,000	4.500%, 1/15/2023	1,101,600
	Crown Cork & Seal Company, Inc.
610,000	7.375%, 12/15/2026	683,200
	General Electric Company
153,000	5.000%, 1/21/2021[h]	158,768
	Ingersoll-Rand Luxembourg Finance SA
310,000	2.625%, 5/1/2020	310,481
	L3 Technologies, Inc.
385,000	4.950%, 2/15/2021	411,006
	Lockheed Martin Corporation
90,000	2.500%, 11/23/2020	90,690
	Reynolds Group Issuer, Inc.
1,285,000	5.125%, 7/15/2023[e]	1,305,881
	Roper Technologies, Inc.
360,000	2.800%, 12/15/2021	359,463
	Standard Industries, Inc.
285,000	5.500%, 2/15/2023[e]	295,004
	Textron, Inc.
213,000	7.250%, 10/1/2019	239,286
	United Rentals North America, Inc.
1,240,000	5.500%, 7/15/2025	1,264,800

	Total	11,311,809

Collateralized Mortgage Obligations (12.2%)
	Alternative Loan Trust
490,679	5.500%, 5/25/2035, Series 2005-J3, Class 2A13	489,279
1,251,975	6.000%, 6/25/2036, Series 2006-24CB, Class A9	1,091,061
	American Home Mortgage Assets Trust
2,351,589	0.946%, 12/25/2046, Series 2006-6, Class A1Ad	1,662,798
1,808,576	0.946%, 6/25/2047, Series 2007-5, Class A1[d]	1,313,130
	American Home Mortgage Investment Trust
2,064,064	6.750%, 12/25/2036, Series 2006-3, Class 3A2	892,632
	Angel Oak Mortgage Trust
888,284	4.500%, 11/25/2045, Series 2015-1, Class A*,f	893,428
	Banc of America Alternative Loan Trust
600,893	1.256%, 4/25/2035, Series 2005-3, Class 1CB1[d]	463,395
1,417,675	6.000%, 11/25/2035, Series 2005-10, Class 3CB1	1,250,709
1,058,371	1.556%, 5/25/2046, Series 2006-4, Class 3CB1[d]	734,878
	Banc of America Funding Corporation
479,003	3.388%, 5/20/2036, Series 2006-D, Class 6A1	417,816
	Bayview Opportunity Master Fund Trust
754,597	3.475%, 7/28/2031, Series 2016-RPL3, Class A1[e]	750,079
	BCAP, LLC Trust
1,755,379	0.936%, 3/25/2037, Series 2007-AA1, Class 2A1[d]	1,629,002
	Bear Stearns Adjustable Rate Mortgage Trust
687,716	2.830%, 10/25/2035, Series 2005-9, Class A1[d]	662,138
327,153	3.177%, 2/25/2036, Series 2005-12, Class 11A1	276,214
	Citicorp Mortgage Securities Trust
496,283	6.000%, 5/25/2037, Series 2007-4, Class 1A5	493,850
	Citigroup Mortgage Loan Trust, Inc.
424,578	5.500%, 11/25/2035, Series 2005-9, Class 21A2	410,242
	CitiMortgage Alternative Loan Trust
990,308	5.750%, 4/25/2037, Series 2007-A4, Class 1A5	848,473
	COLT Mortgage Loan Trust
1,502,448	2.750%, 9/25/2046, Series 2016-2, Class A1*	1,510,327
	Countrywide Alternative Loan Trust
370,014	1.156%, 2/25/2035, Series 2005-J1, Class 5A1[d]	343,519
709,709	3.036%, 10/25/2035, Series 2005-43, Class 4A1	575,344
323,845	5.500%, 2/25/2036, Series 2005-85CB, Class 2A2	300,508
261,768	6.000%, 4/25/2036, Series 2006-4CB, Class 1A1	210,183
976,233	6.500%, 8/25/2036, Series 2006-23CB, Class 2A3	658,438
222,637	6.000%, 1/25/2037, Series 2006-39CB, Class 1A16	212,583
872,188	5.500%, 5/25/2037, Series 2007-8CB, Class A1	746,422
	Countrywide Home Loan Mortgage Pass Through Trust
1,628,361	3.155%, 11/25/2035, Series 2005-22, Class 2A1	1,335,200
556,934	3.147%, 2/20/2036, Series 2005-HY10, Class 5A1	457,665

The accompanying Notes to Financial Statements are an integral part of this schedule.

17

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (49.0%)	Value
Collateralized Mortgage Obligations (12.2%) - continued
	Credit Suisse First Boston Mortgage Securities Corporation
$492,213	5.250%, 10/25/2035, Series 2005-9, Class 1A3	$475,668
	CSMC Mortgage-Backed Trust
1,115,528	5.500%, 3/25/2037, Series 2007-2, Class 3A4	1,003,646
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
1,177,086	2.356%, 8/25/2035, Series 2005-AR1, Class 2A3	909,381
469,367	0.956%, 11/25/2035, Series 2005-5, Class 2A1[d]	259,906
776,467	5.500%, 11/25/2035, Series 2005-5, Class 1A4	779,727
1,106,588	1.337%, 4/25/2047, Series 2007-OA2, Class A1[d]	937,313
1,938,267	0.976%, 8/25/2047, Series 2007-OA5, Class A1Bd	1,590,799
	Federal Home Loan Mortgage Corporation
7,123,412	2.500%, 12/15/2022, Series-4155, Class AIi	390,681
2,312,452	2.500%, 5/15/2027, Series-4106, Class HIi	172,950
2,752,025	2.500%, 2/15/2028, Series-4162, Class AIi	234,529
8,723,486	2.500%, 3/15/2028, Series-4177, Class EIi	784,713
4,530,180	3.000%, 4/15/2028, Series-4193, Class AIi	423,180
3,989,752	3.000%, 2/15/2033, Series-4170, Class IGi	477,648
	Federal National Mortgage Association
3,754,360	2.500%, 2/25/2028, Series 2013-46, Class CIi	331,667
2,884,467	3.000%, 4/25/2028, Series 2013-30, Class DIi	280,889
3,602,647	3.500%, 1/25/2033, Series 2012-150, Class YIi	485,720
	First Horizon Alternative Mortgage Securities Trust
1,019,311	2.728%, 3/25/2035, Series 2005-AA2, Class 1A1	895,876
1,106,753	3.083%, 7/25/2035, Series 2005-AA5, Class 2A1	997,295
1,101,672	6.000%, 8/25/2036, Series 2006-FA4, Class 1A4[d]	911,583
	First Horizon Mortgage Pass-Through Trust
1,522,309	2.987%, 8/25/2037, Series 2007-AR2, Class 1A2	1,207,972
	GMAC Mortgage Corporation Loan Trust
1,790,815	3.384%, 5/25/2035, Series 2005-AR2, Class 4A	1,652,356
	Government National Mortgage Association
3,413,670	4.000%, 1/16/2027, Series 2012-3, Class IOi	336,250
	Greenpoint Mortgage Funding Trust
884,594	0.792%, 10/25/2045, Series 2005-AR4, Class G41Bd	691,576
	IndyMac IMJA Mortgage Loan Trust
973,023	6.250%, 11/25/2037, Series 2007-A3, Class A1	774,896
	IndyMac INDX Mortgage Loan Trust
1,604,072	3.030%, 10/25/2035, Series 2005-AR19, Class A1	1,306,953
1,300,363	1.396%, 7/25/2045, Series 2005-16IP, Class A1[d]	1,087,773
	J.P. Morgan Alternative Loan Trust
1,793,944	6.500%, 3/25/2036, Series 2006-S1, Class 1A19	1,565,778
	J.P. Morgan Mortgage Trust
222,157	6.500%, 1/25/2035, Series 2005-S1, Class 1A2	209,164
1,203,608	3.247%, 8/25/2035, Series 2005-A5, Class 1A2	1,193,459
1,541,349	3.066%, 2/25/2036, Series 2006-A1, Class 2A2	1,358,640
848,428	3.110%, 10/25/2036, Series 2006-A6, Class 1A2	769,278
990,002	1.136%, 1/25/2037, Series 2006-S4, Class A8[d]	524,030
684,837	3.186%, 1/25/2037, Series 2006-A7, Class 2A2	613,210
674,843	6.250%, 8/25/2037, Series 2007-S3, Class 1A10	500,014
	Lehman Mortgage Trust
715,859	1.506%, 12/25/2035, Series 2005-2, Class 3A1[d]	506,471
	Master Asset Securitization Trust
874,792	1.256%, 6/25/2036, Series 2006-2, Class 2A2[d]	454,929
	MASTR Alternative Loans Trust
285,887	6.500%, 7/25/2034, Series 2004-6, Class 6A1	286,707
769,079	1.206%, 12/25/2035, Series 2005-6, Class 2A1[d]	349,407
	Merrill Lynch Alternative Note Asset Trust
995,773	6.000%, 3/25/2037, Series 2007-F1, Class 2A1	776,009
631,501	6.000%, 3/25/2037, Series 2007-F1, Class 2A6	479,655
	Morgan Stanley Mortgage Loan Trust
630,654	3.179%, 11/25/2035, Series 2005-6AR, Class 5A1	454,690
	MortgageIT Trust
1,299,862	1.016%, 12/25/2035, Series 2005-5, Class A1[d]	1,199,667
1,070,820	0.956%, 4/25/2036, Series 2006-1, Class 1A2[d]	792,402
	New Century Alternative Mortgage Loan Trust
1,422,419	6.167%, 7/25/2036, Series 2006-ALT1, Class AF6[f]	828,277
	Pretium Mortgage Credit Partners, LLC
1,562,467	4.375%, 11/27/2030, Series 2015-NPL4, Class A1*,f	1,575,117
	Residential Accredit Loans, Inc. Trust
905,306	5.750%, 9/25/2035, Series 2005-QS13, Class 2A3	808,390
1,370,562	6.000%, 4/25/2036, Series 2006-QS4, Class A2	1,176,733

The accompanying Notes to Financial Statements are an integral part of this schedule.

18

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (49.0%)	Value
Collateralized Mortgage Obligations (12.2%) - continued
$982,588	6.000%, 1/25/2037, Series 2007-QS1, Class 1A1	$871,294
1,903,222	5.750%, 4/25/2037, Series 2007-QS6, Class A28	1,584,144
1,920,439	6.250%, 4/25/2037, Series 2007-QS6, Class A6	1,647,382
436,588	6.000%, 6/25/2037, Series 2007-QS8, Class A10	359,800
1,996,490	0.946%, 7/25/2037, Series 2007-QH6, Class A1[d]	1,707,738
	Residential Asset Securitization Trust
1,534,007	6.240%, 8/25/2022, Series 2007-A8, Class 3A1	1,313,484
632,324	5.500%, 4/25/2035, Series 2005-A1, Class A3	631,634
1,156,276	1.136%, 8/25/2037, Series 2007-A8, Class 2A3[d]	301,508
	Residential Funding Mortgage Security I Trust
937,555	5.978%, 12/25/2032, Series 2003-S12, Class M1	994,857
950,646	5.750%, 2/25/2036, Series 2006-S2, Class A1	884,084
1,393,735	6.000%, 7/25/2037, Series 2007-S7, Class A20	1,284,181
	Sequoia Mortgage Trust
2,021,015	3.280%, 9/20/2046, Series 2007-1, Class 4A1	1,639,023
	Structured Adjustable Rate Mortgage Loan Trust
359,201	3.322%, 12/25/2034, Series 2004-18, Class 5A	349,628
815,473	3.142%, 7/25/2035, Series 2005-15, Class 4A1	695,768
509,130	3.364%, 9/25/2035, Series 2005-18, Class 1A1	416,977
	Structured Asset Mortgage Investments, Inc.
1,701,071	1.066%, 12/25/2035, Series 2005-AR4, Class A1[d]	1,242,583
1,305,275	0.966%, 5/25/2046, Series 2006-AR5, Class 2A1[d]	978,632
	Suntrust Alternative Loan Trust
1,049,585	5.750%, 12/25/2035, Series 2005-1F, Class 2A5	994,192
	Vericrest Opportunity Loan Transferee
761,825	3.500%, 7/25/2046, Series 2016-NPL8, Class A1[e,f]	759,170
	WaMu Mortgage Pass Through Certificates
838,949	2.617%, 11/25/2036, Series 2006-AR14, Class 1A1	743,841
1,708,002	2.137%, 1/25/2037, Series 2006-AR18, Class 1A1	1,452,232
146,050	2.804%, 8/25/2046, Series 2006-AR8, Class 1A1	126,985
1,128,597	1.487%, 9/25/2046, Series 2006-AR11, Class 3A1Ad	864,590
1,868,567	1.527%, 9/25/2046, Series 2006-AR11, Class 1Ad	1,535,639
1,959,161	1.361%, 12/25/2046, Series 2006-AR17, Class 1Ad	1,519,046
1,416,303	1.307%, 1/25/2047, Series 2006-AR19, Class 1Ad	1,104,615
794,727	1.848%, 3/25/2047, Series 2007-OA2, Class 2Ad	636,747
	Washington Mutual Mortgage Pass Through Certificates
774,853	1.356%, 6/25/2035, Series 2005-4, Class 5A5[d]	591,446
1,002,217	6.000%, 11/25/2035, Series 2005-10, Class 2A9	945,004
1,718,846	7.000%, 4/25/2037, Series 2007-2, Class 1A1	968,708
	Washington Mutual Mortgage Pass Through Certificates Trust
1,162,295	7.000%, 2/25/2036, Series 2006-1, Class 2CB1	864,808
1,889,131	1.317%, 2/25/2047, Series 2007-OA3, Class 2Ad	1,408,155
	Wells Fargo Mortgage Backed Securities Trust
1,620,109	3.037%, 7/25/2036, Series 2006-AR10, Class 2A1	1,585,158
227,055	1.456%, 5/25/2037, Series 2007-6, Class A2[d]	189,474
529,362	6.000%, 7/25/2037, Series 2007-8, Class 1A16	522,954
887,640	6.000%, 11/25/2037, Series 2007-15, Class A1	879,047

	Total	91,046,815

Commercial Mortgage-Backed Securities (0.3%)
	Greenwich Capital Commercial Funding Corporation
1,350,000	5.867%, 12/10/2049	1,379,647
	Morgan Stanley Capital, Inc.
1,350,000	5.406%, 3/15/2044	1,348,821

	Total	2,728,468

Communications Services (3.3%)
	Altice US Finance I Corporation
1,025,000	5.500%, 5/15/2026[e]	1,045,500
	AMC Networks, Inc.
1,525,000	5.000%, 4/1/2024	1,528,813
	American Tower Corporation
95,000	2.800%, 6/1/2020	94,996
152,000	3.450%, 9/15/2021	153,825
	AT&T, Inc.
176,000	5.875%, 10/1/2019	192,266
95,000	1.928%, 6/30/2020[d]	95,515
370,000	2.800%, 2/17/2021	366,758
	CenturyLink, Inc.
600,000	6.450%, 6/15/2021	631,500
	Charter Communications Operating, LLC
337,000	3.579%, 7/23/2020	343,581
47,000	4.464%, 7/23/2022	49,066
	Clear Channel Worldwide Holdings, Inc.
1,445,000	6.500%, 11/15/2022	1,477,513
	Columbus International, Inc.
1,400,000	7.375%, 3/30/2021[e]	1,489,796
	Comcast Corporation
250,000	1.625%, 1/15/2022	239,202

The accompanying Notes to Financial Statements are an integral part of this schedule.

19

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (49.0%)	Value
Communications Services (3.3%) - continued
	Crown Castle International Corporation
$175,000	3.400%, 2/15/2021	$177,439
290,000	2.250%, 9/1/2021	280,297
	CSC Holdings, LLC
110,000	5.500%, 4/15/2027[e]	111,375
	Digicel, Ltd.
1,400,000	6.000%, 4/15/2021*	1,265,894
	DISH Network Corporation, Convertible
1,025,000	3.375%, 8/15/2026[e]	1,166,578
	FairPoint Communications, Inc.
1,100,000	8.750%, 8/15/2019[e]	1,148,125
	Frontier Communications Corporation
1,520,000	8.875%, 9/15/2020	1,618,800
	Hughes Satellite Systems Corporation
774,000	6.500%, 6/15/2019	841,725
	Level 3 Communications, Inc.
670,000	5.375%, 1/15/2024	676,700
	Level 3 Escrow II, Inc.
600,000	5.375%, 8/15/2022	619,500
	Liberty Interactive, LLC, Convertible
975,000	1.750%, 9/30/2046[e]	1,048,125
	Neptune Finco Corporation
645,000	10.875%, 10/15/2025[e]	767,550
	Nexstar Escrow Corporation
1,470,000	5.625%, 8/1/2024[e]	1,458,975
	Orange SA
245,000	1.625%, 11/3/2019	241,223
	SBA Tower Trust
300,000	3.598%, 4/15/2043[e]	301,107
	SFR Group SA
1,370,000	6.000%, 5/15/2022[e]	1,405,963
	Sprint Corporation
1,230,000	7.625%, 2/15/2025	1,293,038
	Telefonica Emisiones SAU
211,000	3.192%, 4/27/2018	214,004
	T-Mobile USA, Inc.
1,230,000	6.125%, 1/15/2022	1,297,650
	Verizon Communications, Inc.
255,000	1.375%, 8/15/2019	250,917
115,000	2.625%, 2/21/2020	116,029
152,000	4.500%, 9/15/2020	162,538
	Zillow Group, Inc., Convertible
360,000	2.000%, 12/1/2021[e]	369,675

	Total	24,541,558

Consumer Cyclical (2.3%)
	Allison Transmission, Inc.
1,520,000	5.000%, 10/1/2024[e]	1,535,200
	Argos Merger Sub, Inc.
1,370,000	7.125%, 3/15/2023[e]	1,397,400
	BMW US Capital, LLC
185,000	1.500%, 4/11/2019[e]	183,172
	Brookfield Residential Properties, Inc.
990,000	6.125%, 7/1/2022[e]	994,950
	eBay, Inc.
120,000	2.500%, 3/9/2018	121,038
	Ford Motor Credit Company, LLC
220,000	5.000%, 5/15/2018	228,579
290,000	1.897%, 8/12/2019	285,202
155,000	2.597%, 11/4/2019	154,695
	General Motors Financial Company, Inc.
290,000	3.150%, 1/15/2020	291,644
167,000	4.375%, 9/25/2021	173,074
	Home Depot, Inc.
95,000	1.333%, 9/15/2017[d]	95,160
140,000	2.000%, 4/1/2021	138,767
95,000	2.625%, 6/1/2022	95,357
	Jaguar Land Rover Automotive plc
500,000	4.125%, 12/15/2018[e]	513,750
710,000	5.625%, 2/1/2023[e]	740,175
	L Brands, Inc.
860,000	5.625%, 2/15/2022	918,050
	Lennar Corporation
610,000	12.250%, 6/1/2017	635,925
250,000	4.125%, 12/1/2018	255,625
	Live Nation Entertainment, Inc.
250,000	5.375%, 6/15/2022[e]	258,750
640,000	4.875%, 11/1/2024[e]	641,600
	Macy’s Retail Holdings, Inc.
88,000	7.450%, 7/15/2017	90,775
	MGM Resorts International
1,255,000	6.000%, 3/15/2023	1,355,400
	Newell Rubbermaid, Inc.
120,000	3.150%, 4/1/2021	122,022
	Prime Security Services Borrower, LLC
920,000	9.250%, 5/15/2023[e]	1,001,650
	Ralph Lauren Corporation
95,000	2.625%, 8/18/2020	95,890
	Royal Caribbean Cruises, Ltd.
1,241,613	5.250%, 11/15/2022	1,326,974
	Starbucks Corporation
135,000	2.100%, 2/4/2021	134,456
	Toll Brothers Finance Corporation
208,000	4.000%, 12/31/2018	213,460
	Visa, Inc.
90,000	2.200%, 12/14/2020	90,050
	Walgreens Boots Alliance, Inc.
120,000	1.750%, 5/30/2018	120,102
120,000	2.600%, 6/1/2021	119,141
	West Corporation
1,400,000	5.375%, 7/15/2022[e]	1,352,750
	Yum! Brands, Inc.
1,545,000	5.000%, 6/1/2024[e]	1,577,831

	Total	17,258,614

Consumer Non-Cyclical (2.6%)
	Abbott Laboratories
290,000	2.350%, 11/22/2019	290,198
	Anheuser-Busch InBev Finance, Inc.
145,000	2.146%, 2/1/2021[d]	147,550
375,000	2.650%, 2/1/2021	376,721
	Anheuser-Busch InBev Worldwide, Inc.
75,000	6.500%, 7/15/2018	80,315
	B&G Foods, Inc.
500,000	4.625%, 6/1/2021	510,000
	BAT International Finance plc
95,000	1.473%, 6/15/2018[d,e]	95,018
	Baxter International, Inc.
290,000	1.700%, 8/15/2021	278,729
	Bayer U.S. Finance, LLC
300,000	2.375%, 10/8/2019[e]	300,389
	Boston Scientific Corporation
50,000	6.000%, 1/15/2020	54,909

The accompanying Notes to Financial Statements are an integral part of this schedule.

20

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (49.0%)	Value
Consumer Non-Cyclical (2.6%) - continued
	Bunge Limited Finance Corporation
$90,000	3.500%, 11/24/2020	$91,533
	Celgene Corporation
95,000	3.550%, 8/15/2022	97,325
	Cott Beverages, Inc.
1,400,000	5.375%, 7/1/2022	1,424,500
	CVS Health Corporation
106,000	2.250%, 12/5/2018	106,908
	EMD Finance, LLC
55,000	1.343%, 3/17/2017[d,e]	55,013
	Envision Healthcare Corporation
1,400,000	5.125%, 7/1/2022[e]	1,394,750
	Express Scripts Holding Company
115,000	3.000%, 7/15/2023	111,196
	Forest Laboratories, Inc.
153,000	4.375%, 2/1/2019[e]	158,932
	Gilead Sciences, Inc.
275,000	1.950%, 3/1/2022	265,797
95,000	3.250%, 9/1/2022	96,865
	Grifols Worldwide Operations, Ltd.
950,000	5.250%, 4/1/2022	983,250
	HCA, Inc.
505,000	5.250%, 6/15/2026	522,044
925,000	4.500%, 2/15/2027	908,813
	Iconix Brand Group, Inc., Convertible
790,000	1.500%, 3/15/2018	742,600
	Intercept Pharmaceuticals, Inc., Convertible
467,000	3.250%, 7/1/2023	416,214
	JBS USA, LLC
610,000	5.875%, 7/15/2024[e]	629,825
1,240,000	5.750%, 6/15/2025[e]	1,255,500
	Kraft Heinz Foods Company
280,000	5.375%, 2/10/2020	303,083
	Laboratory Corporation of America Holdings
40,000	2.625%, 2/1/2020	39,940
	Mead Johnson Nutrition Company
90,000	3.000%, 11/15/2020	91,057
	Medtronic plc
291,000	4.375%, 3/15/2035	307,374
	Molson Coors Brewing Company
255,000	1.450%, 7/15/2019	251,128
	Mylan NV
95,000	3.150%, 6/15/2021[e]	93,150
	PepsiCo, Inc.
285,000	1.394%, 10/6/2021[d]	286,115
	Pernod Ricard SA
250,000	5.750%, 4/7/2021[e]	277,480
	Perrigo Finance plc
290,000	3.500%, 12/15/2021	292,053
	Pinnacle Foods, Inc.
800,000	5.875%, 1/15/2024	848,000
	Reynolds American, Inc.
52,000	3.250%, 6/12/2020	53,252
	Shire Acquisitions Investments Ireland Designated Activity Company
275,000	1.900%, 9/23/2019	271,386
	Teleflex, Inc.
1,015,000	4.875%, 6/1/2026	1,004,850
	Tenet Healthcare Corporation
1,435,000	8.125%, 4/1/2022	1,353,923
	Teva Pharmaceutical Finance Netherlands III BV
375,000	1.700%, 7/19/2019	368,286
	TreeHouse Foods, Inc.
850,000	4.875%, 3/15/2022	871,250
	Tyson Foods, Inc.
152,000	4.500%, 6/15/2022	161,587
	VPII Escrow Corporation
610,000	7.500%, 7/15/2021[e]	516,975
	VRX Escrow Corporation
1,140,000	6.125%, 4/15/2025[e]	856,425

	Total	19,642,208

Energy (2.3%)
	Anadarko Petroleum Corporation
99,000	8.700%, 3/15/2019	112,469
42,000	4.850%, 3/15/2021	44,998
	Antero Resources Corporation
1,080,000	5.125%, 12/1/2022	1,090,800
	BP Capital Markets plc
230,000	1.676%, 5/3/2019	228,316
	Buckeye Partners, LP
152,000	2.650%, 11/15/2018	152,970
	Chesapeake Energy Corporation, Convertible
600,000	5.500%, 9/15/2026[e]	649,500
	Chevron Corporation
90,000	1.421%, 11/16/2018[d]	90,361
	Concho Resources, Inc.
575,000	6.500%, 1/15/2022	594,953
860,000	5.500%, 10/1/2022	891,175
410,000	4.375%, 1/15/2025	409,184
	Contura Energy, Inc.
319,000	10.000%, 8/1/2021*	340,533
	Crestwood Midstream Partners, LP
850,000	6.250%, 4/1/2023	867,000
	Devon Energy Corporation
281,000	3.250%, 5/15/2022	278,926
	Ecopetrol SA
210,000	5.875%, 9/18/2023	222,285
	Encana Corporation
32,000	3.900%, 11/15/2021	32,230
	Enterprise Products Operating, LLC
1,390,000	7.034%, 1/15/2068	1,418,961
	EOG Resources, Inc.
230,000	2.625%, 3/15/2023	222,735
	EQT Corporation
105,000	5.150%, 3/1/2018	108,230
104,000	8.125%, 6/1/2019	116,967
	Exxon Mobil Corporation
185,000	1.708%, 3/1/2019	185,357
	Marathon Oil Corporation
275,000	2.800%, 11/1/2022	262,673
	Marathon Petroleum Corporation
90,000	3.400%, 12/15/2020	91,974
	MEG Energy Corporation
250,000	6.500%, 3/15/2021[e]	231,250
610,000	6.375%, 1/30/2023[e]	542,900
	MPLX, LP
1,525,000	4.875%, 12/1/2024	1,568,459
	Northern Tier Energy, LLC
1,075,000	7.125%, 11/15/2020	1,116,656
	Petrobras Global Finance BV
180,000	8.375%, 5/23/2021	193,950
	Petroleos Mexicanos
145,000	4.607%, 3/11/2022[d,e]	149,531

The accompanying Notes to Financial Statements are an integral part of this schedule.

21

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (49.0%)	Value
Energy (2.3%) - continued
$216,000	6.500%, 3/13/2027[e]	$222,804
	Regency Energy Partners, LP
1,080,000	5.000%, 10/1/2022	1,143,301
	Sabine Pass Liquefaction, LLC
1,290,000	5.625%, 3/1/2025	1,380,300
	Schlumberger Holdings Corporation
90,000	3.000%, 12/21/2020[e]	91,832
	Shell International Finance BV
95,000	1.352%, 5/11/2020[d]	95,061
	Sinopec Group Overseas Development, Ltd.
290,000	1.750%, 9/29/2019[e]	285,255
	Sunoco Logistics Partners Operations, LP
90,000	4.400%, 4/1/2021	94,702
	TransCanada Trust
725,000	5.875%, 8/15/2076	754,000
	Transcontinental Gas Pipe Line Company, LLC
95,000	7.850%, 2/1/2026[e]	119,646
	Whiting Petroleum Corporation, Convertible
785,000	1.250%, 4/1/2020	688,838

	Total	17,091,082

Financials (7.2%)
	ACE INA Holdings, Inc.
90,000	2.875%, 11/3/2022	90,635
	Aegon NV
1,080,000	1.677%, 4/15/2017[d,h]	773,343
	AerCap Ireland Capital, Ltd.
500,000	3.950%, 2/1/2022	504,375
	Aetna, Inc.
195,000	1.900%, 6/7/2019	194,503
	Air Lease Corporation
47,000	2.625%, 9/4/2018	47,319
	Ally Financial, Inc.
900,000	3.750%, 11/18/2019	903,852
500,000	4.125%, 3/30/2020	510,000
	American Express Credit Corporation
95,000	2.009%, 9/14/2020[d]	96,583
	AMG Capital Trust II, Convertible
11,325	5.150%, 10/15/2037	618,275
	BAC Capital Trust XIV
840,000	4.000%, 1/19/2017[d,h]	659,400
	Banco de Brasil SA
800,000	9.000%, 6/18/2024[e,h]	752,000
	Bank of America Corporation
272,000	5.700%, 5/2/2017	275,703
99,000	8.000%, 1/30/2018[h]	101,722
107,000	5.650%, 5/1/2018	112,095
255,000	5.625%, 7/1/2020	280,195
250,000	2.625%, 4/19/2021	248,070
380,000	2.061%, 10/21/2022[d]	386,579
	Bank of Montreal
250,000	1.500%, 7/18/2019	246,617
	Barclays Bank plc
150,000	5.140%, 10/14/2020	158,300
	Barclays plc
290,000	3.200%, 8/10/2021	286,633
	Berkshire Hathaway Finance Corporation
285,000	1.700%, 3/15/2019	284,680
	Blackstone Mortgage Trust, Inc., Convertible
835,000	5.250%, 12/1/2018	931,025
	BNZ International Funding, Ltd.
250,000	1.939%, 9/14/2021[d,e]	250,664
	Caisse Centrale Desjardins du Quebec
50,000	1.552%, 1/29/2018[d,e]	49,949
	Capital One NA
290,000	2.400%, 9/5/2019	290,516
	Centene Escrow Corporation
1,555,000	5.625%, 2/15/2021	1,634,927
	Central Fidelity Capital Trust I
960,000	1.880%, 4/15/2027[d]	866,400
	CIT Group, Inc.
1,315,000	5.000%, 8/15/2022	1,370,888
	Citigroup, Inc.
153,000	1.850%, 11/24/2017	153,280
225,000	2.050%, 6/7/2019	224,057
255,000	2.650%, 10/26/2020	254,983
240,000	2.361%, 9/1/2023[d]	244,772
	CNA Financial Corporation
350,000	5.750%, 8/15/2021	390,642
	Credit Agricole SA
70,000	1.923%, 6/10/2020[d,e]	70,239
	Credit Suisse Group AG
600,000	7.500%, 12/11/2023[e,h]	627,750
1,240,000	6.250%, 12/18/2024[e,h]	1,206,768
	Credit Suisse Group Funding, Ltd.
580,000	2.750%, 3/26/2020	574,589
	CyrusOne, LP
860,000	6.375%, 11/15/2022	905,150
	Discover Bank
68,000	8.700%, 11/18/2019	77,172
	Discover Financial Services
150,000	6.450%, 6/12/2017	153,072
	Duke Realty, LP
155,000	4.375%, 6/15/2022	165,020
	Fifth Third Bancorp
575,000	4.900%, 9/30/2019[h]	534,940
	Goldman Sachs Group, Inc.
144,000	2.625%, 1/31/2019	145,496
460,000	7.500%, 2/15/2019	509,767
250,000	2.000%, 4/25/2019	248,907
50,000	2.042%, 4/23/2020[d]	50,478
220,000	2.241%, 11/15/2021[d]	221,189
95,000	2.537%, 11/29/2023[d]	97,946
440,000	5.300%, 11/10/2026[h]	421,850
	Goldman Sachs Group, Inc., Convertible
3,800,000	0.500%, 9/24/2022	4,197,252
	Guardian Life Global Funding
250,000	2.000%, 4/26/2021[e]	243,607
	Hartford Financial Services Group, Inc.
185,000	6.000%, 1/15/2019	199,007
	HCP, Inc.
107,000	3.750%, 2/1/2019	109,972
	Health Care REIT, Inc.
186,000	4.700%, 9/15/2017	189,988
	Hospitality Properties Trust
95,000	4.250%, 2/15/2021	98,208
	HSBC Holdings plc
290,000	2.358%, 1/5/2022[d]	295,404
	Huntington Bancshares, Inc.
185,000	3.150%, 3/14/2021	187,454
	Icahn Enterprises, LP
550,000	6.000%, 8/1/2020	561,688

The accompanying Notes to Financial Statements are an integral part of this schedule.

22

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (49.0%)	Value
Financials (7.2%) - continued
	ILFC E-Capital Trust II
$1,525,000	4.920%, 12/21/2065[d,e]	$1,342,000
	ING Capital Funding Trust III
150,000	4.438%, 3/31/2017[d,h]	149,250
	International Lease Finance Corporation
610,000	5.875%, 8/15/2022	661,850
	Intesa Sanpaolo SPA
70,000	3.875%, 1/16/2018	70,923
156,000	3.875%, 1/15/2019	158,740
	J.P. Morgan Chase & Company
128,000	7.900%, 4/30/2018[h]	132,544
144,000	6.300%, 4/23/2019	157,293
40,000	2.250%, 1/23/2020	39,881
255,000	4.950%, 3/25/2020	274,576
290,000	2.295%, 8/15/2021	284,363
205,000	2.700%, 5/18/2023	200,346
289,000	2.112%, 10/24/2023[d]	294,771
	J.P. Morgan Chase Bank NA
250,000	1.588%, 9/23/2019[d]	250,188
	KeyBank NA
250,000	1.600%, 8/22/2019	246,464
	Liberty Mutual Group, Inc.
975,000	10.750%, 6/15/2058*	1,462,500
42,000	5.000%, 6/1/2021[e]	45,656
	Lincoln National Corporation
250,000	6.250%, 2/15/2020	275,936
	Lloyds Banking Group plc
1,200,000	6.413%, 10/1/2035[e,h]	1,287,000
	Macquarie Bank, Ltd.
95,000	2.060%, 1/15/2019[d,e]	95,748
	MetLife Capital Trust IV
1,422,000	7.875%, 12/15/2037[e]	1,714,221
	MGIC Investment Corporation, Convertible
500,000	9.000%, 4/1/2063[e]	623,125
75,000	2.000%, 4/1/2020	111,187
	Mitsubishi UFJ Financial Group, Inc.
250,000	2.017%, 9/13/2021[d]	250,362
	Mizuho Financial Group, Inc.
250,000	2.097%, 9/13/2021[d]	249,915
	Morgan Stanley
50,000	2.026%, 1/27/2020[d]	50,442
290,000	2.800%, 6/16/2020	292,169
250,000	2.500%, 4/21/2021	247,068
110,000	4.875%, 11/1/2022	117,763
335,000	2.282%, 10/24/2023[d]	338,722
	MPT Operating Partnership, LP
850,000	5.500%, 5/1/2024	858,500
	Murray Street Investment Trust I
157,000	4.647%, 3/9/2017	157,818
	National City Corporation
136,000	6.875%, 5/15/2019	149,634
	National Westminster Bank plc
1,860,000	1.188%, 2/2/2017[d,h]	1,290,831
	New York Life Global Funding
90,000	1.550%, 11/2/2018[e]	89,725
	Nomura Holdings, Inc.
141,000	2.750%, 3/19/2019	142,280
	Prudential Financial, Inc.
1,225,000	5.625%, 6/15/2043	1,272,469
	Quicken Loans, Inc.
1,425,000	5.750%, 5/1/2025[e]	1,385,813
	Realty Income Corporation
131,000	2.000%, 1/31/2018	131,356
	Regions Bank
43,000	7.500%, 5/15/2018	46,061
	Regions Financial Corporation
115,000	3.200%, 2/8/2021	116,534
	Reinsurance Group of America, Inc.
175,000	5.625%, 3/15/2017	176,421
	Royal Bank of Scotland Group plc
930,000	7.640%, 9/30/2017[h]	862,575
385,000	7.648%, 9/30/2031[h]	439,862
	Santander Uk Group Holdings plc
290,000	2.875%, 8/5/2021	283,578
	Santander UK plc
110,000	3.050%, 8/23/2018	111,717
	Simon Property Group, LP
95,000	2.500%, 9/1/2020	95,646
145,000	2.500%, 7/15/2021	145,011
	Societe Generale SA
1,240,000	8.250%, 11/29/2018[h]	1,289,674
1,200,000	8.000%, 9/29/2025[e,h]	1,200,600
	Standard Chartered plc
290,000	2.041%, 8/19/2019[d,e]	291,175
1,140,000	6.409%, 1/30/2027[e,h]	872,100
	State Street Capital Trust IV
1,440,000	1.963%, 6/15/2037[d]	1,272,600
	State Street Corporation
95,000	1.809%, 8/18/2020[d]	96,271
	Sumitomo Mitsui Financial Group, Inc.
285,000	2.631%, 3/9/2021[d]	293,203
	SunTrust Banks, Inc.
120,000	2.900%, 3/3/2021	121,595
	Synchrony Financial
156,000	1.875%, 8/15/2017	156,122
35,000	2.111%, 2/3/2020[d]	34,604
156,000	3.750%, 8/15/2021	160,200
	Toronto-Dominion Bank
95,000	1.722%, 1/22/2019[d]	95,779
90,000	1.889%, 12/14/2020[d]	91,058
	UnitedHealth Group, Inc.
95,000	3.350%, 7/15/2022	97,774
	USB Realty Corporation
1,240,000	2.027%, 1/15/2022[d,e,h]	1,091,200
	Voya Financial, Inc.
204,000	2.900%, 2/15/2018	206,502
	Wells Fargo & Company
50,000	1.567%, 1/30/2020[d]	49,975
290,000	2.150%, 1/30/2020	288,447
280,000	2.100%, 7/26/2021	272,204
335,000	2.117%, 10/31/2023[d]	339,135
	Westpac Banking Corporation
375,000	1.761%, 8/19/2021[d]	376,078

	Total	54,163,025

Foreign Government (3.4%)
	Brazil Government International Bond
505,000	4.875%, 1/22/2021	520,150
720,000	2.625%, 1/5/2023	640,800
289,000	6.000%, 4/7/2026	299,115
415,000	7.125%, 1/20/2037	432,638
498,000	5.000%, 1/27/2045	403,978
345,000	5.625%, 2/21/2047	302,737
	Colombia Government International Bond
415,000	4.375%, 7/12/2021	434,713
323,000	2.625%, 3/15/2023	304,428

The accompanying Notes to Financial Statements are an integral part of this schedule.

23

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (49.0%)	Value
Foreign Government (3.4%) - continued
$400,000	4.000%, 2/26/2024	$404,000
215,000	5.625%, 2/26/2044	221,450
498,000	5.000%, 6/15/2045	472,478
	Croatia Government International Bond
83,000	6.750%, 11/5/2019[e]	90,055
497,000	6.625%, 7/14/2020[e]	540,567
220,000	6.000%, 1/26/2024[e]	238,425
	Hungary Government International Bond
166,000	6.375%, 3/29/2021	185,880
640,000	5.750%, 11/22/2023	709,600
598,000	5.375%, 3/25/2024	651,820
	Indonesia Government International Bond
475,000	4.875%, 5/5/2021[e]	502,840
415,000	3.375%, 4/15/2023[e]	404,824
390,000	5.875%, 1/15/2024[e]	430,289
289,000	4.125%, 1/15/2025[e]	286,352
312,000	4.750%, 1/8/2026[e]	322,073
370,000	8.500%, 10/12/2035[e]	501,939
830,000	5.125%, 1/15/2045[e]	828,138
	Mexico Government International Bond
80,000	5.750%, 10/12/2110	73,800
248,000	3.625%, 3/15/2022	248,496
660,000	4.000%, 10/2/2023	661,518
504,000	3.600%, 1/30/2025	485,856
432,000	4.125%, 1/21/2026	428,544
166,000	6.750%, 9/27/2034	196,710
166,000	6.050%, 1/11/2040	179,529
400,000	4.750%, 3/8/2044	363,600
260,000	5.550%, 1/21/2045	265,850
252,000	4.600%, 1/23/2046	226,170
275,000	4.350%, 1/15/2047	235,812
	Panama Government International Bond
249,000	4.000%, 9/22/2024	253,357
435,000	3.750%, 3/16/2025	431,738
296,000	6.700%, 1/26/2036	359,196
	Peru Government International Bond
145,000	5.625%, 11/18/2050	164,213
324,000	4.125%, 8/25/2027	336,555
390,000	8.750%, 11/21/2033	569,400
	Philippines Government International Bond
592,000	4.000%, 1/15/2021	629,645
315,000	7.750%, 1/14/2031	442,806
180,000	6.375%, 10/23/2034	234,129
144,000	5.000%, 1/13/2037	162,493
288,000	3.950%, 1/20/2040	283,539
	Romania Government International Bond
314,000	4.375%, 8/22/2023[e]	323,106
150,000	4.875%, 1/22/2024[e]	158,652
74,000	6.125%, 1/22/2044[e]	86,376
	Russia Government International Bond
260,000	3.500%, 1/16/2019[e]	264,238
1,200,000	5.000%, 4/29/2020[e]	1,273,380
432,000	4.875%, 9/16/2023[e]	455,077
347,750	7.500%, 3/31/2030[e]	418,691
440,000	5.625%, 4/4/2042[e]	473,164
	South Africa Government International Bond
25,000	5.500%, 3/9/2020	26,470
340,000	5.875%, 5/30/2022	370,185
444,000	4.300%, 10/12/2028	411,810
	Turkey Government International Bond
162,000	7.500%, 11/7/2019	176,175
504,000	7.000%, 6/5/2020	541,156
615,000	5.125%, 3/25/2022	610,326
260,000	6.250%, 9/26/2022	270,023
426,000	5.750%, 3/22/2024	427,231
640,000	4.250%, 4/14/2026	568,893
300,000	4.875%, 10/9/2026	277,559
478,000	6.875%, 3/17/2036	491,680
296,000	4.875%, 4/16/2043	238,428
441,000	6.625%, 2/17/2045	438,508

	Total	25,663,373

Mortgage-Backed Securities (5.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
4,500,000	3.000%, 1/1/2032[c]	4,615,650
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
7,000,000	2.500%, 1/1/2032[c]	7,007,700
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
18,800,000	3.000%, 1/1/2047[c]	18,662,760
4,000,000	3.500%, 1/1/2047[c]	4,097,200
5,200,000	4.000%, 1/1/2047[c]	5,464,160

	Total	39,847,470

Technology (1.6%)
	Alliance Data Systems Corporation
650,000	5.375%, 8/1/2022[e]	627,250
	Apple, Inc.
95,000	1.202%, 5/6/2020[d]	94,922
	Automatic Data Processing, Inc.
95,000	2.250%, 9/15/2020	95,420
	Cisco Systems, Inc.
115,000	1.511%, 2/21/2018[d]	115,661
95,000	1.431%, 3/1/2019[d]	95,542
	CommScope Technologies Finance, LLC
905,000	6.000%, 6/15/2025[e]	959,300
	Cypress Semiconductor Corporation, Convertible
600,000	4.500%, 1/15/2022[e]	674,625
	Diamond 1 Finance Corporation
120,000	3.480%, 6/1/2019[e]	122,466
	Equinix, Inc.
950,000	5.750%, 1/1/2025	992,750
	Fidelity National Information Services, Inc.
90,000	3.625%, 10/15/2020	93,105
375,000	2.250%, 8/15/2021	365,296
	First Data Corporation
850,000	5.375%, 8/15/2023[e]	881,875
	Hewlett Packard Enterprise Company
365,000	3.600%, 10/15/2020	371,046
	Intel Corporation
205,000	1.700%, 5/19/2021	200,023

The accompanying Notes to Financial Statements are an integral part of this schedule.

24

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Principal Amount	Long-Term Fixed Income (49.0%)	Value
Technology (1.6%) - continued
$95,000	3.100%, 7/29/2022	$97,584
	Intel Corporation, Convertible
800,000	2.950%, 12/15/2035	1,080,500
	Micron Technology, Inc., Convertible
425,000	2.375%, 5/1/2032	987,594
600,000	3.000%, 11/15/2043	595,875
	Microsoft Corporation
290,000	1.100%, 8/8/2019	285,971
	NXP BV
755,000	3.875%, 9/1/2022[e]	764,438
	NXP Semiconductors NV, Convertible
780,000	1.000%, 12/1/2019	887,250
	Oracle Corporation
95,000	2.500%, 5/15/2022	94,240
	Sensata Technologies BV
1,200,000	4.875%, 10/15/2023[e]	1,227,000
	Texas Instruments, Inc.
95,000	1.750%, 5/1/2020	93,896

	Total	11,803,629

Transportation (0.5%)
	American Airlines Pass Through Trust
108,680	4.950%, 1/15/2023	115,880
	Avis Budget Car Rental, LLC
1,415,000	5.125%, 6/1/2022[e]	1,386,700
	Delta Air Lines, Inc.
69,696	4.950%, 5/23/2019	73,042
	ERAC USA Finance, LLC
225,000	2.600%, 12/1/2021[e]	221,209
	J.B. Hunt Transport Services, Inc.
95,000	3.300%, 8/15/2022	95,277
	Korea Expressway Corporation
200,000	1.625%, 4/28/2017[e]	199,878
	Trinity Industries, Inc., Convertible
321,000	3.875%, 6/1/2036	410,679
	United Airlines Pass Through Trust
90,000	3.700%, 12/1/2022	90,675
	XPO Logistics, Inc.
850,000	6.500%, 6/15/2022[e]	892,500

	Total	3,485,840

U.S. Government and Agencies (0.5%)
	U.S. Treasury Notes
200,000	0.875%, 1/31/2017[j]	200,080
875,000	1.125%, 8/31/2021	844,620
325,000	2.125%, 6/30/2022	325,792
2,300,000	1.625%, 2/15/2026	2,145,764

	Total	3,516,256

Utilities (1.2%)
	Ameren Corporation
90,000	2.700%, 11/15/2020	90,414
	Calpine Corporation
870,000	6.000%, 1/15/2022[e]	909,150
1,080,000	5.375%, 1/15/2023	1,055,700
	Dominion Resources, Inc.
275,000	1.600%, 8/15/2019	270,685
	Dynegy, Inc.
1,200,000	7.375%, 11/1/2022	1,146,000
	Electricite de France SA
540,000	5.250%, 1/19/2023[e,h]	507,600
	Emera U.S. Finance, LP
150,000	2.150%, 6/15/2019[e]	149,689
	Energy Transfer Equity, LP
1,240,000	5.500%, 6/1/2027	1,209,000
	Energy Transfer Partners, LP
220,000	4.150%, 10/1/2020	227,658
	Exelon Generation Company, LLC
144,000	5.200%, 10/1/2019	154,263
	Fortis, Inc.
250,000	2.100%, 10/4/2021[e]	241,397
	NextEra Energy Capital Holdings, Inc.
120,000	2.300%, 4/1/2019	120,867
	NiSource Finance Corporation
295,000	5.450%, 9/15/2020	321,904
	NRG Energy, Inc.
610,000	6.625%, 3/15/2023	611,525
	PPL Capital Funding, Inc.
350,000	3.500%, 12/1/2022	357,550
	PSEG Power, LLC
60,000	3.000%, 6/15/2021	60,132
	Southern Company
255,000	1.850%, 7/1/2019	254,101
	Tesoro Corporation
1,170,000	4.750%, 12/15/2023[e]	1,175,850
	Williams Partners, LP
275,000	5.250%, 3/15/2020	293,630
	Xcel Energy, Inc.
95,000	1.200%, 6/1/2017	94,908

	Total	9,252,023

	Total Long-Term Fixed Income (cost $363,387,901)	367,183,505

Shares	Common Stock (27.2%)
Consumer Discretionary (4.1%)
5,990	Amazon.com, Inc.[k]	4,491,721
40,100	American Axle & Manufacturing Holdings, Inc.[k]	773,930
12,170	Aramark	434,712
3,420	AutoZone, Inc.[k]	2,701,082
11,103	Berkeley Group Holdings plc	383,820
1,700	Brembo SPA	102,842
16,300	Bridgestone Corporation	586,487
10,163	Bunzl plc	263,847
9,010	Burlington Stores, Inc.[k]	763,598
2,500	Canon Marketing Japan, Inc.	41,978
7,674	Cedar Fair, LP	492,671
43,122	Comcast Corporation	2,977,574
16,200	Denso Corporation	700,755
16,100	Eutelsat Communications	311,337
27,390	Ford Motor Company	332,241
16,700	Fuji Heavy Industries, Ltd.	680,432
11,390	General Motors Company	396,828
4,000	Hakuhodo Dy Holdings, Inc.	49,253
42,800	Honda Motor Company, Ltd.	1,249,559
22,200	Inchcape plc	191,853
2,922	Intertek Group plc	125,232
1,331	Linamar Corporation	57,189
1,532	LVMH Moet Hennessy Louis Vuitton SE	292,110
11,810	Newell Brands, Inc.	527,316
1,400	Nifco, Inc.	73,765
50,600	NIKE, Inc.	2,571,998
1,415	Nokian Renkaat Oyj	52,607
7,500	Panasonic Corporation	76,066
17,872	Persimmon plc	389,927
2,516	Publicis Groupe SA	173,365
2,130	Restaurant Brands International, Inc.	101,516
9,199	Restoration Hardware Holdings, Inc.[k]	282,409
800	RTL Group SA	58,611
3,100	Sekisui Chemical Company, Ltd.	49,347
19,016	Starbucks Corporation	1,055,768

The accompanying Notes to Financial Statements are an integral part of this schedule.

25

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Shares	Common Stock (27.2%)	Value
Consumer Discretionary (4.1%) - continued
16,900	Sumitomo Forestry Company, Ltd.	$223,203
12,300	Sumitomo Rubber Industries, Ltd.	194,615
700	Swatch Group AG	42,720
48,070	Time, Inc.	858,050
22,220	Toll Brothers, Inc.[k]	688,820
9,430	Tractor Supply Company	714,888
300	Valora Holding AG	85,216
28,790	Walt Disney Company	3,000,494
1,100	Whirlpool Corporation	199,947
2,200	Whitbread plc	102,341
13,400	Wolters Kluwer NV	484,668
10,500	WPP plc	233,662
5,600	Yokohama Rubber Company, Ltd.	100,101

	Total	30,742,471

Consumer Staples (1.2%)
16,860	AdvancePierre Foods Holdings, Inc.	502,091
8,600	Axfood AB	135,046
38,014	Coca-Cola Amatil, Ltd.	277,235
15,200	Coca-Cola HBC AG	330,986
3,100	Ebro Foods SA	64,878
1,746	Henkel AG & Company KGaA	181,713
23,918	Imperial Brands plc	1,042,365
3,000	Jeronimo Martins SGPS SA	46,529
1,200	Kesko Oyj	59,887
7,900	Kewpie Corporation	191,605
4,100	Kirin Holdings Company, Ltd.	66,548
56,141	Koninklijke Ahold Delhaize NV	1,182,502
9	Lindt & Spruengli AG	46,570
4,600	Nestle SA	329,533
20,480	Philip Morris International, Inc.	1,873,715
3,700	Suedzucker AG	88,196
15,390	Tate & Lyle plc	133,934
4,124	Universal Corporation	262,905
15,760	Walgreens Boots Alliance, Inc.	1,304,298
28,870	Whole Foods Market, Inc.	888,041
28,146	William Morrison Supermarkets plc	79,943

	Total	9,088,520

Energy (1.8%)
4,334	Arch Coal, Inc.[k]	338,269
362,106	BP plc	2,268,039
11,340	Concho Resources, Inc.[k]	1,503,684
9,305	Contura Energy, Inc.[k]	660,655
7,841	Crescent Point Energy Corporation	106,579
26,880	Devon Energy Corporation	1,227,609
10,100	Galp Energia SGPS SA	150,574
28,450	Halliburton Company	1,538,860
10,707	John Wood Group plc	115,620
14,329	OMV AG	505,152
15,230	Petrofac, Ltd.	162,986
9,080	Pioneer Natural Resources Company	1,635,036
13,430	Range Resources Corporation	461,455
11,769	Royal Dutch Shell plc	321,007
3,066	Royal Dutch Shell plc, Class A	84,633
28,631	Royal Dutch Shell plc, Class B	822,628
11,292	Statoil ASA	206,098
1,143	Tecnicas Reunidas SA	46,746
11,691	Total SA	599,658
11,691	Total SA Rights[k,l]	200
2,273	Vantage Drilling International[k]	229,573
40,720	WPX Energy, Inc.[k]	593,290

	Total	13,578,351

Financials (4.8%)
76,150	Aberdeen Asset Management plc	240,772
4,440	Affiliated Managers Group, Inc.[k]	645,132
300,000	Apollo Investment Corporation	1,758,000
183,600	Ares Capital Corporation	3,027,564
15,600	ASX, Ltd.	558,872
26,395	Australia & New Zealand Banking Group, Ltd.	577,819
173,780	Bank of America Corporation	3,840,538
29,864	Bank of East Asia, Ltd.	114,009
1,396	Bank of Montreal	100,407
20,217	Bank of Nova Scotia	1,125,701
15,360	Bank of the Ozarks, Inc.	807,782
2,738	Canadian Imperial Bank of Commerce	223,420
13,000	Chiba Bank, Ltd.	79,692
7,248	CI Financial Corporation	155,848
23,306	CNP Assurances	431,380
10,090	Danske Bank AS	305,261
64,761	Direct Line Insurance Group plc	294,739
38,660	Encore Capital Group, Inc.[k]	1,107,609
7,200	Erste Group Bank AG	210,508
80,106	FlexiGroup, Ltd.	130,368
91,000	Fukuoka Financial Group, Inc.	403,583
8,483	Genworth MI Canada, Inc.[m]	212,667
14,360	Goldman Sachs Group, Inc.	3,438,502
180,000	Golub Capital BDC, Inc.	3,310,200
9,100	Hang Seng Bank, Ltd.	168,756
5,000	Hannover Rueckversicherung SE	540,139
74,200	Henderson Group plc	214,156
95,222	HSBC Holdings plc	768,314
3,023	Intact Financial Corporation	216,371
8,730	Intercontinental Exchange, Inc.	492,547
58,900	KeyCorp	1,076,103
6,954	Macquarie Group, Ltd.	435,614
151,675	Mapfre SA	462,019
190,000	Mizuho Financial Group, Inc.	340,962
3,600	MS and AD Insurance Group Holdings, Inc.	111,483
22,582	National Bank of Canada	917,139
22,026	Nordea Bank AB	244,062
6,743	Power Corporation of Canada	150,916
8,380	Raymond James Financial, Inc.	580,483
34,300	Resona Holdings, Inc.	175,788
1,717	Schroders plc	63,062
15,600	Seven Bank, Ltd.	44,606
8,800	Swiss Re AG	832,594
57,560	Synchrony Financial	2,087,701
15,500	T&D Holdings, Inc.	204,560
991	TMX Group, Ltd.	52,788
22,627	United Overseas Bank, Ltd.	317,884
28,428	Westpac Banking Corporation	667,318
20,090	XL Group, Ltd.	748,553
17,140	Zions Bancorporation	737,706
583	Zurich Insurance Group AGk	160,220

	Total	35,912,217

Health Care (2.6%)
11,790	Acadia Healthcare Company, Inc.[k]	390,249
18,840	Akorn, Inc.[k]	411,277
7,220	Allergan plc[k]	1,516,272
3,177	Anthem, Inc.	456,757
5,077	AstraZeneca plc	277,245
32,550	Bristol-Myers Squibb Company	1,902,222
8,341	CAE, Inc.	116,668
20,560	Celgene Corporation[k]	2,379,820
5,658	Essilor International SA	638,384
11,924	GlaxoSmithKline plc	229,043
5,645	Hikma Pharmaceuticals plc	131,573
15,140	Hologic, Inc.[k]	607,417

The accompanying Notes to Financial Statements are an integral part of this schedule.

26

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Shares	Common Stock (27.2%)	Value
Health Care (2.6%) - continued
1,600	Laboratory Corporation of America Holdings[k]	$205,408
1,200	Lonza Group AG	207,395
32,200	Medtronic plc	2,293,606
45,580	Merck & Company, Inc.	2,683,295
3,856	Merck KGaA	401,492
24,846	Novartis AG	1,806,888
11,900	Novo Nordisk AS	426,879
1,312	Roche Holding AG-Genusschein	299,074
3,160	Teleflex, Inc.	509,234
11,310	Vertex Pharmaceuticals, Inc.[k]	833,208
3,820	Waters Corporation[k]	513,370

	Total	19,236,776

Industrials (2.9%)
45	A P Moller - Maersk AS	71,728
13,055	ABB, Ltd.	274,700
7,990	Acuity Brands, Inc.	1,844,571
8,650	Adecco SA	564,644
43,600	Air New Zealand, Ltd.	66,399
29,000	Asahi Glass Company, Ltd.	196,755
1,900	Atlas Copco Aktiebolag	57,639
3,695	Berendsen plc	39,616
8,000	Dai Nippon Printing Company, Ltd.	78,933
13,520	Delta Air Lines, Inc.	665,049
6,248	Deutsche Post AG	204,904
3,700	DSV AS	164,318
46,872	El Al Israel Airlines, Ltd.	30,996
5,040	Equifax, Inc.	595,879
425	Flughafen Zuerich AG	78,756
2,500	Fraport AG Frankfurt Airport Services Worldwide	147,520
7,000	Fuji Machine Manufacturing Company, Ltd.	79,920
2,900	Hitachi Transport System, Ltd.	58,752
1,000	Hochtief AG	139,613
16,620	Illinois Tool Works, Inc.	2,035,285
4,700	Inaba Denki Sangyo Company, Ltd.	161,585
66,700	ITOCHU Corporation	883,159
34,090	Jacobs Engineering Group, Inc.[k]	1,943,130
3,100	Jardine Matheson Holdings, Ltd.	171,275
16,800	KITZ Corporation	91,723
7,700	Komatsu, Ltd.	174,406
15,600	KONE Oyj	697,066
3,986	Koninklijke Boskalis Westminster NV	138,283
10,700	Marubeni Corporation	60,520
11,630	Masonite International Corporation[k]	765,254
25,568	Meggitt plc	144,388
5,510	Middleby Corporation[k]	709,743
6,600	MIRAIT Holdings Corporation	59,481
5,500	Mitsubishi Corporation	116,813
26,400	Mitsubishi Electric Corporation	367,202
18,000	Mitsubishi Heavy Industries, Ltd.	81,829
8,000	Mitsuboshi Belting, Ltd.	68,026
3,700	Mitsui & Company, Ltd.	50,699
10,132	National Express Group plc	44,153
3,000	NIPPO Corporation	55,891
11,900	Nitto Kogyo Corporation	162,020
4,000	Okuma Corporation	38,058
11,170	Oshkosh Corporation	721,694
4,179	Philips Lighting NVe,k	102,938
3,337	Randstad Holding NV	180,758
5,968	RELX NV	100,381
367	Rieter Holding AG	63,828
15,396	Rolls-Royce Holdings plc[k]	126,456
6,200	Sanwa Holdings Corporation	58,968
1,029	Schindler Holding AG, Participation Certificate	181,221
1,359	Schneider Electric SE	94,408
7,073	Siemens AG	866,021
3,460	Skanska AB	81,464
12,563	SKF AB	230,357
10,300	Smiths Group plc	179,294
36,900	Sojitz Corporation	89,341
1,471	Sulzer, Ltd.	151,429
23,670	Union Pacific Corporation	2,454,106
9,430	Vinci SA	641,475
6,640	WABCO Holdings, Inc.[k]	704,836
2,066	Wolseley plc	126,122
2,655	WSP Global, Inc.	88,371
2,100	Yuasa Trading Company, Ltd.	52,311

	Total	21,676,460

Information Technology (4.0%)
1,815	Advanced Micro Devices, Inc.[k]	20,582
3,290	Alliance Data Systems Corporation	751,765
2,790	Alphabet, Inc., Class Ak	2,210,936
1,457	Alphabet, Inc., Class Ck	1,124,542
28,500	Apple, Inc.	3,300,870
6,400	Canon, Inc.	180,238
3,887	Capital Power Corporation	67,251
2,000	DTS Corporation	42,543
18,670	Facebook, Inc.[k]	2,147,984
22,930	Finisar Corporation[k]	694,091
14,400	FUJIFILM Holdings NPV	545,268
24,610	Juniper Networks, Inc.	695,479
7,900	Konica Minolta Holdings, Inc.	78,295
33,270	Microsoft Corporation	2,067,398
6,300	NEC Networks & System Integration Corporation	113,584
2,100	Nice, Ltd.	144,086
5,100	Nichicon Corporation	44,406
1,500	NTT Data Corporation	72,468
7,490	NVIDIA Corporation	799,483
10,840	Palo Alto Networks, Inc.[k]	1,355,542
72,320	Pandora Media, Inc.[k]	943,053
46,920	PayPal Holdings, Inc.[k]	1,851,932
11,860	Plantronics, Inc.	649,454
48,700	Pure Storage, Inc.[k]	550,797
800	Rohm Company, Ltd.	45,898
2,400	Ryosan Company, Ltd.	72,356
16,840	Salesforce.com, Inc.[k]	1,152,866
808	SAP SE	69,896
3,640	Seagate Technology plc	138,939
1,992	Software AG	72,197
14,886	Telefonaktiebolaget LM Ericsson	87,246
2,000	Tokyo Electron, Ltd.	188,099
14,530	Twitter, Inc.[k]	236,839
19,920	Vantiv, Inc.[k]	1,187,630
33,790	Visa, Inc.	2,636,296
57,370	Xilinx, Inc.	3,463,427

	Total	29,803,736

Materials (1.1%)
3,200	Adeka Corporation	43,412
5,855	APERAM	267,199
1,940	Ashland Global Holdings, Inc.	212,023
4,609	BHP Billiton plc	73,390
71,142	BHP Billiton, Ltd.	1,274,499
47,551	BlueScope Steel, Ltd.	316,028
2,300	Croda International plc	90,458
4,950	Crown Holdings, Inc.[k]	260,221
27,200	Daicel Corporation	299,038

The accompanying Notes to Financial Statements are an integral part of this schedule.

27

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Shares	Common Stock (27.2%)	Value
Materials (1.1%) - continued
6,220	Domtar Corporation	$242,767
2,570	Eagle Materials, Inc.	253,222
18,266	Evonik Industries AG	544,490
3,990	FMC Corporation	225,674
46	Givaudan SA	84,188
5,400	JSR Corporation	84,998
12,080	Kinross Gold Corporation[k]	37,569
19,000	Kuraray Company, Ltd.	284,916
4,500	Kyoei Steel, Ltd.	85,556
1,127	LafargeHolcim, Ltd.	59,158
22,200	Mitsubishi Chemical Holdings Corporation	143,538
4,000	Mitsubishi Gas Chemical Company, Inc.	68,158
2,400	Mitsubishi Materials Corporation	73,409
800	Nippon Shokubai Company, Ltd.	49,822
79,171	Norsk Hydro ASA	377,862
8,703	Nufarm, Ltd.	57,345
22,158	Orora, Ltd.	47,651
4,080	Packaging Corporation of America	346,066
2,810	PPG Industries, Inc.	266,276
2,134	Rio Tinto, Ltd.	91,423
11,180	Steel Dynamics, Inc.	397,784
1,800	Sumitomo Seika Chemicals Company, Ltd.	70,494
8,200	Toagosei Company, Ltd.	80,486
9,000	Tosoh Corporation	63,486
12,196	UPM-Kymmene Oyj	298,261
30,774	Verso Corporation[k]	218,495
2,800	Yamato Kogyo Company, Ltd.	78,090
15,016	Yara International ASA	590,715
1,600	Yodogawa Steel Works, Ltd.	41,698

	Total	8,099,865

Real Estate (3.9%)
2,750	Acadia Realty Trust	89,870
1,300	Agree Realty Corporation	59,865
11,118	Alexandria Real Estate Equities, Inc.	1,235,543
3,650	American Campus Communities, Inc.	181,660
5,800	American Homes 4 Rent	121,684
5,550	Apartment Investment & Management Company	252,247
4,800	Apple Hospitality REIT, Inc.	95,904
3,700	AvalonBay Communities, Inc.	655,455
1,700	Bluerock Residential Growth REIT, Inc.	23,324
6,542	Boston Properties, Inc.	822,853
4,700	Brandywine Realty Trust	77,597
40,830	Brixmor Property Group, Inc.	997,069
12,480	Camden Property Trust	1,049,194
43,600	CapitaLand Retail China Trust[k]	41,247
2,475	Care Capital Properties, Inc.	61,875
1,438	Chesapeake Lodging Trust	37,187
2,900	CoreCivic, Inc.	70,934
950	CoreSite Realty Corporation	75,402
2,800	Corporate Office Properties Trust	87,416
9,761	Cousins Properties, Inc.	83,066
7,140	Crown Castle International Corporation	619,538
6,300	CubeSmart	168,651
2,950	CyrusOne, Inc.	131,953
600	Daito Trust Construction Company, Ltd.	90,203
2,800	DCT Industrial Trust, Inc.	134,064
8,700	DDR Corporation	132,849
62,700	DEXUS Property Group	434,963
3,025	DiamondRock Hospitality Company	34,878
4,372	Digital Realty Trust, Inc.	429,593
2,800	Douglas Emmett, Inc.	102,368
48,110	Duke Realty Corporation	1,277,802
1,550	DuPont Fabros Technology, Inc.	68,091
486	EastGroup Properties, Inc.	35,886
1,600	Education Realty Trust, Inc.	67,680
1,779	EPR Properties	127,679
2,743	Equinix, Inc.	980,376
3,300	Equity Commonwealth[k]	99,792
2,800	Equity Lifestyle Properties, Inc.	201,880
2,400	Equity One, Inc.	73,656
13,982	Equity Residential	899,882
2,000	Essex Property Trust, Inc.	465,000
3,850	Extra Space Storage, Inc.	297,374
1,600	Federal Realty Investment Trust	227,376
2,750	First Industrial Realty Trust, Inc.	77,137
5,917	Forest City Realty Trust, Inc.	123,310
4,850	Gaming and Leisure Properties, Inc.	148,507
16,627	General Growth Properties, Inc.	415,342
1,900	GEO Group, Inc.	68,267
7,100	Gramercy Property Trust	65,178
19,416	H&R Real Estate Investment Trust	323,492
5,400	Hamborner REIT AG	51,369
12,400	HCP, Inc.	368,528
3,500	Healthcare Realty Trust, Inc.	106,120
5,050	Healthcare Trust of America, Inc.	147,005
4,000	Highwoods Properties, Inc.	204,040
4,800	Hospitality Properties Trust	152,352
20,452	Host Hotels & Resorts, Inc.	385,316
3,150	Hudson Pacific Properties, Inc.	109,557
75,000	Hysan Development Company, Ltd.	309,303
6,100	Iron Mountain, Inc.	198,128
2,300	Kilroy Realty Corporation	168,406
13,800	Kimco Realty Corporation	347,208
1,870	Lamar Advertising Company	125,739
3,000	LaSalle Hotel Properties	91,410
4,000	Liberty Property Trust	158,000
1,264	Life Storage, Inc.	107,769
7,000	Link REIT	45,382
4,200	Macerich Company	297,528
2,350	Mack-Cali Realty Corporation	68,197
8,650	Medical Properties Trust, Inc.	106,395
2,966	Mid-America Apartment Communities, Inc.	290,431
2,000	National Health Investors, Inc.	148,340
6,400	National Retail Properties, Inc.	282,880
2,852	National Storage Affiliates Trust	62,944
288,976	New World Development Company, Ltd.	304,467
4,750	NorthStar Realty Finance Corporation	71,962
3,950	Omega Healthcare Investors, Inc.	123,477
3,400	Outfront Media, Inc.	84,558
1,220	Parkway, Inc.[k]	27,145
1,700	Pebblebrook Hotel Trust	50,575
6,250	Physicians Realty Trust	118,500
1,200	Piedmont Office Realty Trust, Inc.	25,092
21,182	Prologis, Inc.	1,118,198
5,502	Public Storage, Inc.	1,229,697
1,308	QTS Realty Trust, Inc.	64,942
2,480	Quality Care Properties, Inc.[k]	38,440
5,100	Realty Income Corporation	293,148
4,100	Regency Centers Corporation	282,695
2,850	Retail Opportunity Investments Corporation	60,221
4,800	Retail Properties of America, Inc.	73,584

The accompanying Notes to Financial Statements are an integral part of this schedule.

28

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Shares	Common Stock (27.2%)	Value
Real Estate (3.9%) - continued
4,381	RLJ Lodging Trust	$107,291
4,426	Senior Housing Property Trust	83,784
12,016	Simon Property Group, Inc.	2,134,883
2,700	SL Green Realty Corporation	290,385
20,600	Spirit Realty Captial, Inc.	223,716
113,376	Stockland	374,559
5,531	Store Capital Corporation	136,671
4,560	Summit Hotel Properties, Inc.	73,097
1,950	Sun Communities, Inc.	149,389
5,000	Sun Hung Kai Properties, Ltd.	62,962
5,787	Sunstone Hotel Investors, Inc.	88,252
2,463	Tanger Factory Outlet Centers, Inc.	88,126
1,700	Taubman Centers, Inc.	125,681
7,800	UDR, Inc.	284,544
2,400	Urban Edge Properties	66,024
900	Urstadt Biddle Properties, Inc.	21,699
9,400	Ventas, Inc.	587,688
19,828	VEREIT, Inc.	167,745
7,850	Vornado Realty Trust	819,304
3,400	Washington Prime Group, Inc.	35,394
3,200	Weingarten Realty Investors	114,528
9,480	Welltower, Inc.	634,496
8,000	Wharf Holdings, Ltd.	52,992
11,000	Wheelock and Company, Ltd.	61,735
67,900	Wing Tai Holdings, Ltd.	74,371
1,700	WP Carey, Inc.	100,453

	Total	29,700,976

Telecommunications Services (0.4%)
10,673	Elisa Oyj	346,462
9,200	Freenet AG	258,563
161,636	KCOM Group plc	188,743
40,934	Koninklijke (Royal) KPN NV	121,047
9,300	Nippon Telegraph & Telephone Corporation	391,485
10,300	NTT DOCOMO, Inc.	234,276
181,949	PCCW, Ltd.	98,359
4,600	Proximus SA	132,236
15,900	Telefonica Deutschland Holding AG	67,963
10,214	Telenor ASA	152,462
2,398	Vivendi SA	45,483
24,900	Zayo Group Holdings, Inc.[k]	818,214

	Total	2,855,293

Utilities (0.4%)
3,470	ATCO, Ltd.	115,421
56,600	Centrica plc	163,011
78,400	Electricidade de Portugal SA	238,615
35,186	MDU Resources Group, Inc.	1,012,301
10,954	NorthWestern Corporation	622,954
93,000	Osaka Gas Company, Ltd.	356,847
50,098	Redes Energeticas Nacionais SGPS SA	142,140
8,000	Toho Gas Company, Ltd.	64,975
10,700	United Utilities Group plc	118,603

	Total	2,834,867

	Total Common Stock (cost $191,261,988)	203,529,532

Shares	Registered Investment Companies (3.8%)
Equity Funds/ETFs (1.5%)
418,500	Alerian MLP ETF	5,273,100
19,170	iShares MSCI EAFE Index Fund	1,106,684
63,090	Materials Select Sector SPDR Fund	3,135,573
41,840	Utilities Select Sector SPDR Fund	2,032,169

	Total	11,547,526

Fixed Income Funds/ETFs (2.3%)
4,800	iShares J.P. Morgan USD Emerging Markets Bond ETF	529,056
64,400	iShares S&P U.S. Preferred Stock Index Fund	2,396,324
180,885	Vanguard Short-Term Corporate Bond ETF	14,356,842

	Total	17,282,222

	Total Registered Investment Companies (cost $30,692,216)	28,829,748

Shares	Preferred Stock (2.4%)
Consumer Staples (0.4%)
4,850	Bunge, Ltd., Convertible, 4.875%[h]	495,233
31,000	CHS, Inc., 6.750%[h]	814,680
48,800	CHS, Inc., 7.100%[h]	1,293,688
519	Henkel AG & Company KGaA, 1.470%	61,782

	Total	2,665,383

Energy (<0.1%)
6,912	Alpha Natural Resources, Inc., 0.000%[k]	138,240
6,912	ANR Holdings, Inc., 0.000%[k]	37,325

	Total	175,565

Financials (1.7%)
8,335	Agribank FCB, 6.875%[h]	886,115
54,977	Annaly Capital Management, Inc., 7.500%[h]	1,327,145
44,780	Citigroup, Inc., 6.875%[h]	1,224,733
35,980	Citigroup, Inc., 7.257%[d]	929,003
12,970	Cobank ACB, 6.250%[h]	1,315,240
60,150	GMAC Capital Trust I, 6.602%[d]	1,527,810
40,200	Goldman Sachs Group, Inc., 5.500%[h]	1,020,276
11,380	Morgan Stanley, 6.875%[h]	307,715
32,100	Morgan Stanley, 7.125%[h]	902,973
24,500	PNC Financial Services Group, Inc., 6.125%[h]	668,605
39,100	U.S. Bancorp, 6.500%[h]	1,106,139
1,445	Wells Fargo & Company, Convertible, 7.500%[h]	1,719,550

	Total	12,935,304

Health Care (0.2%)
1,280	Allergan plc, Convertible, 5.500%	974,400
310	Teva Pharmaceutical Industries, Ltd., Convertible, 7.000%	199,950

	Total	1,174,350

Real Estate (0.1%)
9,400	American Tower Corporation, Convertible, 5.500%	982,300

	Total	982,300

	Total Preferred Stock (cost $17,656,574)	17,932,902

Shares	Collateral Held for Securities Loaned (<0.1%)
222,600	Thrivent Cash Management Trust	222,600

	Total Collateral Held for Securities Loaned (cost $222,600)	222,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

29

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Shares or Principal Amount	Short-Term Investments (9.4%)[n]	Value
	Federal Home Loan Bank Discount Notes
100,000	0.344%, 1/6/2017[o]	$99,997
200,000	0.440%, 1/11/2017[o]	199,983
1,800,000	0.468%, 1/17/2017[o]	1,799,734
400,000	0.355%, 1/25/2017[o]	399,907
200,000	0.435%, 2/1/2017[o]	199,919
	Thrivent Core Short-Term Reserve Fund
6,727,263	0.910%	67,272,626
	U.S. Treasury Bills
400,000	0.412%, 1/26/2017[j]	399,892
300,000	0.445%, 2/23/2017[j]	299,800

	Total Short-Term Investments (cost $70,671,742)	70,671,858

	Total Investments (cost $775,277,806) 105.4%	$790,178,980

	Other Assets and Liabilities, Net (5.4%)	(40,732,308)

	Total Net Assets 100.0%	$749,446,672

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2016.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2016, the value of these investments was $74,011,964 or 9.9% of total net assets.
f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2016.
g	All or a portion of the security is insured or guaranteed.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
i	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
j	At December 31, 2016, $419,977 of investments were segregated to cover exposure to a counterparty for margin on open mortgage-backed security transactions.
k	Non-income producing security.
l	Security is valued at fair value. Market quotations or prices were not readily available or were determined to be unreliable. Fair value was determined in good faith pursuant to procedures adopted by the Board. Further information on fair valuation can be found in the Notes to Financial Statements.
m	All or a portion of the security is on loan.
n	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
o	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*	Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Diversified Income Plus Fund as of December 31, 2016 was $21,294,634 or 2.8% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2016.

The accompanying Notes to Financial Statements are an integral part of this schedule.

30

DIVERSIFIED INCOME PLUS FUND

Schedule of Investments as of December 31, 2016

Security	Acquisition Date	Cost
Angel Oak Mortgage Trust, 11/25/2045	12/10/2015	$885,638
Bayview Opportunity Master Fund Trust, 7/28/2034	3/19/2015	375,213
Citi Held For Asset Issuance, 8/15/2022	2/26/2016	1,198,315
COLT Mortgage Loan Trust, 9/25/2046	9/9/2016	1,511,098
Contura Energy, Inc., 8/1/2021	11/4/2013	501,280
Digicel, Ltd., 4/15/2021	6/9/2014	1,432,101
Liberty Mutual Group, Inc., 6/15/2058	1/12/2009	1,048,254
Marlette Funding Trust, 1/17/2023	7/20/2016	1,839,214
Murray Hill Marketplace Trust, 11/25/2022	10/6/2016	561,259
NCF Dealer Floorplan Master Trust, 3/21/2022	4/8/2016	1,079,545
NRZ Advance Receivables Trust Advance Receivables Backed, 6/15/2049	6/23/2016	1,999,997
Preston Ridge Partners Mortgage Trust, LLC, 9/27/2021	9/23/2016	1,163,627
Pretium Mortgage Credit Partners I, LLC, 7/27/2031	6/17/2016	1,444,453
Pretium Mortgage Credit Partners, LLC, 11/27/2030	11/6/2015	1,560,986
Sunset Mortgage Loan Company, LLC, 9/18/2045	10/2/2015	953,520
Sunset Mortgage Loan Company, LLC, 7/16/2047	7/27/2016	626,639
US Residential Opportunity Fund Trust, 7/27/2036	7/20/2016	1,472,691
Vericrest Opportunity Loan Transferee, 2/25/2055	2/25/2015	314,446
Vericrest Opportunity Loan Transferee, 10/25/2058	2/6/2015	1,199,148

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus Fund as of December 31, 2016:

Securities Lending Transactions
Common Stock	$210,587

Total lending	$210,587
Gross amount payable upon return of collateral for securities loaned	$222,600

Net amounts due to counterparty	$12,013

Definitions:

ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

31

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a) The code of ethics pursuant to Item 2 is attached hereto.

(b) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 28, 2017	THRIVENT MUTUAL FUNDS

By:
/s/ David S. Royal
David S. Royal
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 28, 2017	By:
/s/ David S. Royal
David S. Royal
President

Date: February 28, 2017	By:
/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer